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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Zale Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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ZALE CORPORATION
901 West Walnut Hill Lane
Irving, Texas 75038-1003

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	10:00 a.m., local time, on Friday, December 2, 2011
Place:	Zale Corporation, 901 West Walnut Hill Lane, Irving, Texas 75038
Purpose:	1.	To elect seven directors for a term of one year.
	2.	To approve the Zale Corporation 2011 Omnibus Incentive Plan.
	3.	To consider a non-binding advisory resolution on executive compensation.
	4.	To consider a non-binding advisory resolution on the frequency (every one, two or three years) of the non-binding vote on executive compensation.
	5.	To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending July 31, 2012.
	6.	To transact such other business as may properly come before the meeting or any adjournment thereof.
Record Date:	Only stockholders of record as of the close of business on October 10, 2011 are entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.
Voting:	Your vote is important.

If you received a Notice of Internet Availability of Proxy Materials by mail, you may vote your shares by proxy at the Internet website listed on your Notice. You may also request a paper copy of the proxy materials through the Internet website address listed on your Notice, or by calling the toll-free number or sending an e-mail to the e-mail address listed on your Notice.

If you received a paper copy of the proxy materials (proxy statement, proxy card and/or voting instruction card) by mail, you may vote your shares by proxy by doing any one of the following: vote at the Internet website address listed on your proxy card or voting instruction card; call the toll-free number listed on your proxy or voting instruction card; or sign, date and return in the pre-addressed envelope provided the enclosed proxy card or voting instruction card.

By Order of the Board of Directors,

Theo Killion Chief Executive Officer
Irving, Texas October 14, 2011

ZALE CORPORATION
901 West Walnut Hill Lane
Irving, Texas 75038-1003
(972) 580-4000

PROXY STATEMENT
October 14, 2011

General Information

        This Proxy Statement is being furnished by the Board of Directors of Zale Corporation, (the "Board of Directors"), a Delaware corporation (the "Company"), to the holders of shares of the common stock of the Company, par value $.01 per share ("Common Stock"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Company's principal executive office at 901 West Walnut Hill Lane, Irving, Texas 75038, at 10:00 a.m., local time, on Friday, December 2, 2011, and at any adjournments or postponements thereof.

        In accordance with rules adopted by the Securities and Exchange Commission (the "SEC"), rather than mailing a printed copy of our proxy materials to each stockholder of record, we may send some or all of our stockholders a Notice of Internet Availability of Proxy Materials ("Notice of Internet Availability of Proxy Materials" or "Notice"), which indicates how our stockholders may:

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  Access their proxy materials and vote their proxies over the Internet;

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  Make a one-time request to receive a printed set of proxy materials by mail; or

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  Make a permanent election to receive all of their proxy materials in printed form by mail or electronically by email.

        Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings of stockholders on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it. The Company's Annual Report to Stockholders accompanies these proxy materials but is not considered part of the proxy soliciting materials.

        The Notice of Internet Availability of Proxy Materials is first being sent to stockholders on or about October 19, 2011. The Notice of Annual Meeting of Stockholders, this Proxy Statement and the form of proxy relating to the Annual Meeting are also first being made available to stockholders on or about October 19, 2011.

Outstanding Shares

        At October 10, 2011, the Company had 32,162,161 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock entitles the holder to one vote.

Who May Vote

        Only stockholders of record at the close of business on October 10, 2011 are entitled to notice of, and to vote at, the Annual Meeting. A list of such stockholders will be maintained at the Company's headquarters during the 10 day period prior to the date of the Annual Meeting and will be available for inspection during ordinary business hours by stockholders for any purpose germane to the Annual Meeting.

How To Vote

        You may vote by proxy or in person at the meeting. If you received a paper copy of the proxy materials by mail, you may vote your shares by proxy by doing any one of the following:

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  Logging on to the Internet and following the instructions on your proxy card or voting instruction card;

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  Calling 1-800-690-6903 and following the instructions for voting; or

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  Completing and mailing your signed and dated proxy card or voting instruction card in the self-addressed envelope provided.

        If you received only a Notice of Internet Availability of Proxy Materials by mail, you may vote your shares online by proxy at the Internet site address listed on your Notice. You may also request a paper copy of our proxy materials by visiting the Internet site address listed on your Notice, or by calling the toll-free number or sending an e-mail to the e-mail address listed on your Notice.

        Even if you plan to attend the meeting, we recommend that you vote by proxy prior to the meeting. You can always change your vote as described below.

How Proxies Work

        If you vote by proxy, your shares will be voted at the Annual Meeting in the manner you indicate. If you sign your proxy card, but do not specify how you want your shares voted, your shares will be voted in the manner recommended by the Board of Directors, as follows:

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  "FOR" the election of the director nominees recommended by the Board of Directors;

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  "FOR" the approval of the Zale Corporation 2011 Omnibus Incentive Plan (the "2011 Incentive Plan");

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  "FOR" the approval of the non-binding advisory resolution relating to the Company's executive compensation;

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  In favor of an every "1 YEAR" frequency for the non-binding stockholder vote on executive compensation; and

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  "FOR" ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm.

        In addition, shares represented by a duly submitted proxy will be voted in accordance with the discretion of the named proxies on any other matters properly brought before the Annual Meeting or any adjournments or postponements thereof.

Revoking Your Proxy

        The shares represented by a proxy will be voted as directed unless the proxy is revoked. Any proxy may be revoked before it is exercised by filing with the Secretary of the Company an instrument revoking the proxy or by submitting a proxy bearing a later date. A proxy is also revoked if the person who executed the proxy is present at the Annual Meeting and elects to vote in person.

Quorum

        In order for the Company to conduct the Annual Meeting, a majority of the outstanding shares of Common Stock eligible to vote must be represented in person or by proxy at the Annual Meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum. A "broker non-vote" occurs when a brokerage firm returns a signed proxy card but does not vote shares on a particular proposal because the proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares.

        Under New York Stock Exchange ("NYSE") rules, the proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm is considered a "discretionary" matter. This means that brokerage firms may vote in their discretion on this matter on behalf of clients who have not furnished voting instructions. In contrast, the proposals to elect directors, to conduct the advisory votes on executive compensation and on the frequency of holding future advisory votes on executive compensation, and to approve the 2011 Incentive Plan are "non-discretionary" matters, which means that brokerage firms may not use their discretion to vote on such matters without express voting instructions from their customers.

Required Vote

        Election of Directors.    With regard to the election of directors (Proposal No. 1), votes may be cast for or votes may be withheld from each nominee. In order to elect directors, a majority of the votes is not required; instead, the nominees will be elected by a plurality of the votes cast, which means that the nominees receiving the most votes will be elected. Therefore, votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may not be specified with respect to the election of directors and, under applicable Delaware law, broker non-votes will not be counted and will have no effect on the outcome of the election of directors.

        2011 Incentive Plan.    With regard to the proposal to approve the 2011 Incentive Plan (Proposal No. 2), votes may be cast for or against the matter, or stockholders may abstain from voting on the matter. The proposal will be approved if the number of votes cast for approval of the proposal exceeds the number of votes against approval of the proposal; provided, however, that a majority of the total number of votes entitled to be cast by the holders of all of the outstanding shares of Common Stock must be voted. Abstentions and broker non-votes will be excluded from the tabulation of votes cast on this proposal and, therefore will not affect the outcome of the vote on this proposal (unless the number of abstentions and broker non-votes causes the total number of votes cast to represent less than fifty percent (50%) of the total number of votes entitled to be cast).

        Advisory Votes on Executive Compensation.    The results of the advisory vote on the Company's executive compensation (Proposal No. 3) and the advisory vote on the frequency of holding future advisory votes on executive compensation (Proposal No. 4) will not be binding on the Company or the Board of Directors. The Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation and the frequency of future advisory votes on executive compensation.

        Ratification of Independent Auditor.    With regard to the ratification of the Company's independent registered public accounting firm (Proposal No. 5), votes may be cast for or against the matter, or stockholders may abstain from voting on the matter. The proposal will be approved if the number of votes cast for approval of the proposal exceeds the number of votes cast against approval of the proposal. Abstentions and broker non-votes will be excluded from the tabulation of votes cast on this proposal and, therefore, will not affect the outcome of the vote on this proposal.

Costs of the Proxy Solicitation

        The expense of preparing, printing and distributing this Proxy Statement and soliciting the proxies sought hereby will be borne by the Company. In addition to the use of the mail, proxies may be solicited by officers, directors and regular employees of the Company, who will not receive additional compensation for doing so, in person, by telephone, electronically or by facsimile transmission. The Company also will request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of Common Stock as of the record date for the Annual Meeting and will provide reimbursement for the cost of forwarding proxy materials in accordance with customary practice.

Voting Results

        The preliminary voting results will be announced at the Annual Meeting. The final voting results will be published in a Current Report on Form 8-K filed with the SEC within four business days of the Annual Meeting.

 OUTSTANDING VOTING SECURITIES OF THE COMPANY
AND PRINCIPAL HOLDERS THEREOF

        The following table sets forth information regarding beneficial ownership of Common Stock by (1) persons believed to beneficially own five percent (5%) or more of the outstanding shares of Common Stock, (2) each of the Company's directors, (3) each of the Company's executive officers named in the Summary Compensation Table below, and (4) the Company's directors and executive officers as a group. Except as noted below, the Company believes that each of the persons listed has sole investment and voting power with respect to the shares included in the table. Reflects ownership as of October 10, 2011 unless otherwise indicated in the footnotes below.

Name of Beneficial Owner	Shares of Common Stock (1)		Shares That May be Acquired Within 60 Days(2)		Percent of Class

Five Percent Stockholders:

Z Investment Holdings, LLC c/o Golden Gate Private Equity, Inc. One Embarcadero Center 39th Floor San Francisco, CA 94111	—		11,064,684	(3)	25.6%

Breeden Capital Management, LLC 100 Northfield Street Greenwich, CT 06830	5,935,414	(4)	—		18.5%

Dimensional Fund Advisors, Inc. Palisades West 6300 Bee Cave Road, Building One Austin, TX 78746	2,574,126	(5)	—		8.0%

Directors and Named Executive Officers:

Neale Attenborough(6)	—		—		*

Yuval Braverman	2,650		8,687		*

David F. Dyer	—		—		*

Kenneth B. Gilman	30,000		15,000		*

Stefan L. Kaluzny(6)	—		—		*

John B. Lowe, Jr.	29,800		28,900		*

Peter Morrow(6)	—		—		*

Theo Killion	15,752		211,500		*

Joshua Olshansky(6)	—		—		*

Matthew W. Appel	3,677		90,000		*

Gilbert P. Hollander	43,702		219,774		*

Richard Lennox	2,758		56,250		*

John Legg	—		8,750		*

Directors and Executive Officers As a Group (13 persons):	128,339		638,861		2.3%

*
Represents less than one percent (1%)

(1)
Does not reflect any unvested restricted stock units.

(2)
Includes shares that may be acquired upon the vesting of restricted stock units and stock options.

(3)
Based on information included in a Schedule 13D/A filed with the SEC on August 10, 2010, by Z Investment Holdings, LLC ("Z Investment"). Includes Warrants (as defined in "Proposal No. 1—Election of Directors-Other Information") to purchase up to 11,064,684 shares of Common Stock that are immediately exercisable. The Warrants beneficially owned directly by Z Investment are beneficially owned indirectly by (a) Golden Gate Capital Opportunity Fund, L.P., (b) Golden Gate Capital Opportunity Fund-A, L.P., (c) GGCOF Third Party Co-Invest, L.P. and (d) GGCOF Co-Invest, L.P. The Warrants indirectly held by the funds listed in clauses (a) through (c) are beneficially owned indirectly by GGC Opportunity Fund Management, L.P. ("Management GP"), their general partner, and GGC Opportunity Fund Management GP, Ltd. ("Ultimate GP"), the general partner of Management GP. The Warrants indirectly held by the fund listed in clause (d) are beneficially owned indirectly by GGCOF Co-Invest Management, L.P. ("GGCOF Management"), its general partner, Management GP, the general partner of GGCOF Management and the Ultimate GP, the general partner of Management GP. The Ultimate GP has voting and dispositive authority over the Warrants held by Z Investment and is governed by its board of directors.

(4)
Based on information included in a Schedule 13D/A filed with the SEC on June 10, 2011 by Breeden Capital Management LLC ("BCM"), certain entities affiliated with BCM, including Breeden Capital Partners LLC, Breeden Partners L.P., Breeden Partners (California) L.P., Breeden Partners (California) II, L.P., Breeden Partners (New York) I, L.P., Breeden Partners Holdco Ltd. and Breeden Partners (Cayman) Ltd. and Richard C. Breeden, the managing member of BCM. BCM has shared voting and shared disposition power with respect to 5,935,414 shares of common stock. In addition, Mr. Breeden has sole voting and dispositive power with respect to 12,482 shares, representing shares of common stock received as compensation for service as a director of the Company. Mr. Breeden disclaims beneficial ownership of such shares for all other purposes. Under the governing documents of Breeden Partners and related investment funds, compensation received by Mr. Breeden for service as a director of the Company is turned over to the investment funds. Mr. Breeden has no interest in such compensation other than to the extent of his pro rata ownership interest in the investment funds.

(5)
Based on information contained in the Schedule 13G/A filed by Dimensional Fund Advisors on February 11, 2011. Dimensional Fund Advisors reported that it had sole voting power with respect to 2,505,106 shares and sole dispositive power with respect to 2,574,126 shares. Since there may have been subsequent purchases or sales of securities, this information may not reflect the current holdings by this stockholder.

(6)
Messrs. Attenborough and Olshansky have been nominated by the Board of Directors for election at the Annual Meeting. Messrs. Attenborough and Olshansky were designated by Golden Gate Capital. See "Proposal No. 1—Election of Directors-Other Information" for additional information. Messrs. Kaluzny and Morrow were the initial Golden Gate Capital designees to the Board of Directors and will no longer serve as directors following the Annual Meeting.

 PROPOSAL NO. 1

ELECTION OF DIRECTORS

        Under the Company's Certificate of Incorporation and Bylaws, directors are elected annually by stockholders. The Certificate of Incorporation provides for a Board of Directors consisting of not less than seven directors and not more than nine directors, with the precise number to be set by the Board of Directors from time to time. Currently, the Board of Directors has set the number of directors at seven.

        Action will be taken at the Annual Meeting for the election of seven directors, each of whom will serve until the 2012 Annual Meeting of Stockholders and until his successor is elected and qualified. Proxies may not be voted for more than seven directors.

        The Board of Directors has no reason to believe that any of the nominees for director will not be available to stand for election as a director. However, if some unexpected occurrence should require the substitution of some other person or persons for any one or more of the nominees, proxies may be voted for such substitute nominee or nominees as the Board of Directors may designate.

        Information concerning each of the seven nominees standing for election to the Board of Directors pursuant to Proposal No. 1 is set forth below. All ages are as of August 1, 2011.

        The Board of Directors recommends that stockholders vote "FOR" the election of each of the director nominees listed below.

Neale Attenborough, Age 51

        Mr. Attenborough has been nominated for election as a director at the Annual Meeting. Mr. Attenborough is an Operating Partner of Golden Gate Capital, which he joined in 2011 and where he focuses on retail and consumer product sectors. Prior to joining Golden Gate, Mr. Attenborough was the Chairman and Chief Executive Officer of Orchard Brands. Mr. Attenborough serves on the boards of Eddie Bauer, Romano's Macaroni Grill, On the Border Mexican Grill & Cantina, White Flower Farms and Questech Metals. He has an M.B.A. from Harvard Business School and a B.A. from The University of Michigan.

        Mr. Attenborough will provide the Board of Directors with valuable knowledge and experience in strategic planning and leadership of complex organizations, consumer brand strategy and marketing, and board practices of other major companies, including retail companies.

Yuval Braverman, Age 55.

        Mr. Braverman has served as a director of the Company since June 19, 2008. Since 1981, Mr. Braverman has been the president of J & J Zaidman Inc., a wholesaler of diamonds and other precious stones.

        Mr. Braverman has over 30 years of experience in the diamond and precious stone industry. This experience provides the Board of Directors and its standing committees with valuable industry insight.

David F. Dyer, Age 61.

        Mr. Dyer has served as a director of the Company since February 22, 2011. Mr. Dyer has served as a director of Chico's FAS, Inc. ("Chico's") since 2007, and has been President and Chief Executive Officer of Chico's since January 2009. Prior to joining Chico's, Mr. Dyer served as President, Chief Executive Officer and Director of Tommy Hilfiger Corporation from August 2003 through May 2006, and as President, Chief Executive Officer and Director of Lands' End, Inc. from 1998 through 2002. Mr. Dyer also served as President and Chief Operating Officer of Home Shopping Network.

        Mr. Dyer's experience as chief executive officer of several major retail companies provides the Board of Directors with valuable insight into the retail industry and strategy and business development.

Kenneth B. Gilman, Age 65.

        Mr. Gilman has served as a director of the Company since September 23, 2010. Mr. Gilman served as the Chief Executive Officer of Asbury Automotive Group, an automotive retailing and services company, from 2001 to May 2007. Previously, from 1976 to 2001, Mr. Gilman was employed in a variety of capacities with Limited Brands, a specialty apparel retailer, where his most recent assignment was Chief Executive Officer of Lane Bryant. From 1993 to 2001, Mr. Gilman served as Vice Chairman and Chief Administrative Officer of Limited Brands, with responsibility for finance, information technology, supply chain management, production, real estate, legal and internal audit. From 1987 to 1993, Mr. Gilman was Executive Vice President and Chief Financial Officer of Limited Brands. Mr. Gilman was elected to the board of directors of Limited Brands in 1990. Mr. Gilman also serves as a director of Liz Claiborne, Inc.

        Mr. Gilman's experience as a chief executive officer, chief administrative officer, chief financial officer and board member of other retail companies provides the Board of Directors with valuable insight into the retail industry, strategy and business development, finance and operations, as well as the board practices of other major retail corporations.

Theo Killion, Age 60.

        Mr. Killion has served as a director and as Chief Executive Officer of the Company since September 23, 2010. Mr. Killion served as President of the Company from August 5, 2008 to September 23, 2010, and was appointed Interim Chief Executive Officer on January 13, 2010. From January 23, 2008 to August 5, 2008, Mr. Killion served as Executive Vice President of Human Resources, Legal and Corporate Strategy. From May 2006 to January 2008, Mr. Killion was employed with the executive recruiting firm Berglass+Associates, focusing on companies in the retail, consumer goods and fashion industries. From April 2004 through April 2006, Mr. Killion served as Executive Vice President of Human Resources at Tommy Hilfiger. From 1996 to 2004, Mr. Killion served in various management positions with Limited Brands.

        Mr. Killion's executive experience with the Company and with other major retailers provides the Board of Directors with valuable insight into the retail industry, strategy and business development, operations and risk management.

John B. Lowe, Jr., Age 72.

        Mr. Lowe became Chairman of the Board of Directors on August 29, 2007, and has served as a director of the Company since March 5, 2004. Mr. Lowe served as Chairman and Chief Executive Officer of TDIndustries, a national mechanical/electrical/plumbing construction and facility service company from 1980 until January 1, 2005. He continues to serve as Chairman of TDIndustries. Mr. Lowe is a director of Drew Industries Incorporated and KDC Holdings, LLC, a private real estate development and investment firm.

        Mr. Lowe's executive and board level experience in excess of 30 years provides the Board of Directors and the Audit Committee with valuable insight with respect to finance, strategy and business development, risk assessment, leadership development and corporate governance.

Joshua Olshansky, Age 41

        Mr. Olshansky has been nominated for election as a director at the Annual Meeting. Mr. Olshansky is a Managing Director of Golden Gate Capital which he joined in 2002 and where he focuses on retail, restaurant and consumer product sectors. Prior to joining Golden Gate, Mr. Olshansky held positions at

Bain Capital, Bain & Company, Ventro Corporation and Rightorder Inc. Mr. Olshansky serves on the boards of Express, Inc., J.Jill, Eddie Bauer, Romano's Macaroni Grill and On the Border Mexican Grill & Cantina. He has an M.B.A. from Harvard Business School and a B.A. from The University of Pennsylvania.

        Through his experience, Mr. Olshansky will provide the Board with valuable knowledge and experience in finance and capital structure, strategic planning and leadership of complex organizations, consumer brand strategy and marketing, and board practices of other major companies, including specialty retail companies.

Other Information

        No family relationships exist between any of our executive officers or directors. Mr. Attenborough was formerly the Chairman and Chief Executive Officer of Orchard Brands and its various subsidiaries, including Appleseed's (formerly, Johnny Appleseed's, Inc.). In January 2011, Appleseed's Intermediate Holdings, LLC and its subsidiaries (doing business as Orchard Brands) filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code. The debtor's joint plan of reorganization was confirmed by the court in April 2011.

        Pursuant to the Warrant and Registration Rights Agreement ("the "Warrant Agreement"), dated as of May 10, 2010, between the Company and Z Investment Holdings, LLC ("Z Investment"), an investment vehicle owned by investment funds managed by Golden Gate Capital (collectively, "Golden Gate Capital"), the Company agreed to provide Golden Gate Capital the right to designate two directors to the Board of Directors. The initial Golden Gate Capital designees were Stefan L. Kaluzny and Peter Morrow, who were appointed to the Board of Directors effective as of May 10, 2010 and will serve as directors until the Annual Meeting. In connection with the Annual Meeting, Golden Gate Capital has proposed Messrs. Olshansky and Attenborough for election as directors of the Company. Golden Gate Capital may propose to the Nominating and Governance Committee an additional candidate for election to the Board of Directors who meets all relevant standards for independence. In the event that the size of the Board of Directors is increased in the future to above seven (or, prior to the Annual Meeting, to above eight) and the resulting vacancy is filled by a director that is not approved by the Golden Gate Capital representatives on the Board of Directors, Golden Gate Capital will be entitled to appoint an additional representative to the Board of Directors. On an ongoing basis, Golden Gate Capital shall have the right to designate two appointees until such time as it has sold 33 1/3% of the underlying stock issuable in respect of the warrants the Company has issued pursuant the Warrant Agreement (the "Warrants"). Thereafter, Golden Gate Capital shall have the right to designate one appointee until such time as it has sold 66 2/3% of the underlying stock issuable in respect of the Warrants.

        Mr. Dyer was elected as a director of the Company on February 22, 2011. Mr. Dyer was identified by a third-party search firm and recommended by the Nominating and Corporate Governance Committee for election as a director.

CORPORATE GOVERNANCE

        The Company has established corporate governance practices designed to serve the best interests of the Company and its stockholders. The Company is in compliance with the corporate governance requirements of the Sarbanes-Oxley Act of 2002 and the NYSE. The Company will continue to review and modify its policies and procedures to ensure compliance with developing standards in the corporate governance area. The Company's Corporate Governance Guidelines, Board of Directors Committee Charters and Code of Business Conduct and Ethics are available on the Company's corporate web site at www.zalecorp.com under the heading "About Zale Corporation—Corporate Governance." Any stockholder may request a printed copy of such documents by contacting Investor Relations at the following address: Zale Corporation, Investor Relations, 901 West Walnut Hill Lane, Irving, Texas, 75038-1003.

        Set forth below is information regarding the composition and independence of the Board of Directors, the meetings of the Board of Directors during the fiscal year ended July 31, 2011 ("Fiscal Year 2011"), a description of the standing committees of the Board of Directors and additional highlights of the Company's corporate governance policies and procedures.

Independence of Board of Directors

        The NYSE listing standards require listed companies to have a board of directors with at least a majority of independent directors. The Company has, and has had for many years, a majority of independent directors. Under the Company's Nominating and Corporate Governance Committee Charter, no nominees for initial election to the Board of Directors may be non-independent, other than the Chief Executive Officer and one additional executive officer, and except for any directors that are appointed in connection with a significant investment in the Company.

        No director qualifies as independent unless the Board of Directors affirmatively determines that the director has no material relationship with the Company. In making the independence determination, the Board of Directors reviews and considers all commercial, consulting, legal, accounting, charitable or other business relationships that a director or his or her immediate family members may have with the Company. In addition, consistent with the rules of the NYSE, the Nominating and Corporate Governance Committee Charter, which is available on the Company's corporate website as described above, provides that:

  •
  A director who is an employee or whose immediate family member is an executive officer of the Company is not independent until three years after the end of such employment relationship.

  •
  A director who receives, or whose immediate family member receives, more than $120,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $120,000 per year in such compensation.

  •
  A director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former external auditor of the Company is not independent until three years after the end of the affiliation or the employment or auditing relationship.

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  A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company's present executives serve on that company's compensation committee is not independent until three years after the end of such service or the employment relationship.

  •
  A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million or 2 percent (2%) of such other company's consolidated gross revenues, is not independent until three years after falling below such threshold.

        In addition, in order to be independent for purposes of service on the Audit Committee, a director cannot receive any compensation from the Company (other than in his capacity as a director) and cannot be an "affiliate."

        The Board of Directors has affirmatively determined that Messrs. Braverman, Dyer, Gilman and Lowe meet the categorical standards described above, have no material relationships with the Company and are independent under the Board of Directors' independence standards. The Board of Directors has determined that Mr. Killion is not independent as a result of his service as Chief Executive Officer of the

Company. In addition, the Board of Directors has determined that Messrs. Olshansky and Attenborough are not independent as a result of their positions with Golden Gate Capital.

Committees and Meetings of the Board of Directors

        During Fiscal Year 2011, the Board of Directors met 15 times. No incumbent director attended fewer than 75 percent of the total number of meetings held by the Board of Directors and committees on which such director served during that period.

        The standing committees of the Board of Directors are the Audit, Compensation, and Nominating and Corporate Governance Committees. The principal functions and the names of the directors currently serving as members of the Audit, Compensation, and Nominating and Corporate Governance Committees are set forth below. The Board of Directors has determined that each member of the Audit, Compensation, and Nominating and Corporate Governance Committees is an independent director under the rules of the NYSE with respect to such committees.

Audit Committee

Members:	Kenneth B. Gilman (Chairman), David F. Dyer and John B. Lowe, Jr.
Number of Meetings in Fiscal Year 2011:	Eight
Purpose and Functions:
The Audit Committee assists the Company's Board of Directors in fulfilling its oversight responsibilities with respect to the Company's financial matters. Under its charter, which is available on the Company's website at www.zalecorp.com under the heading "About Zale Corporation—Corporate Governance," the Audit Committee's principal responsibilities include:
• reviewing the financial reports and other financial information provided by the Company to any governmental or other regulatory body and monitoring any public distribution or other uses thereof;
• reviewing the annual independent audit or the Company's financial statements;
• reviewing the Company's systems of internal accounting and financial controls; and
• reviewing and monitoring the internal audit process and internal audit results.

The Audit Committee also reviews the Company's quarterly financial statements, is responsible for the selection, evaluation, retention and, if applicable, replacement from time to time of the Company's independent registered public accountants, and establishes and maintains procedures for the receipt and treatment of accounting or auditing complaints or concerns, including providing for confidential reporting of such concerns by employees of the Company. The Board of Directors has determined that Kenneth B. Gilman qualifies as an "audit committee financial expert" under SEC regulations and that each member of the Audit Committee is financially literate under NYSE rules.
Compensation Committee
Members:	David F. Dyer (Chairman), Yuval Braverman and Kenneth B. Gilman

Number of Meetings in Fiscal Year 2011:	Seven
Purpose and Functions:
The Compensation Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to executive compensation and administration of compensation plans. The Compensation Committee operates under a written charter, a copy of which is available on the Company's web site at www.zalecorp.com under the heading "About Zale Corporation—Corporate Governance." Under the Compensation Committee's written charter, the Committee's principal responsibilities include:
• monitoring compensation practices at other companies generally and in the retail industry in particular;
• establishing corporate goals and objectives with respect to compensation; and
• overseeing the Company's compensation-setting practices.

The Compensation Committee establishes the compensation of the Company's Chief Executive Officer, reviews and approves the compensation of all other officers, periodically reviews the status of director compensation, reviews and approves the adoption of equity-based and other incentive compensation plans, oversees, in consultation with appropriate Company officers, regulatory compliance with respect to compensation matters, and reviews and approves employment agreements with Company executive officers. In addition, the Compensation Committee administers the Company's stock incentive plans and its other incentive-based compensation plans.

For a discussion of the Company's processes and procedures for the consideration of executive compensation, including the role of management and the Compensation Committee, and the use of compensation consultants, see "Compensation Discussion and Analysis" later in this Proxy Statement.
Nominating and Governance Committee
Members:	Yuval Braverman (Chairman) and John B. Lowe, Jr.
Number of Meetings in Fiscal Year 2011:	Two
Purpose and Functions:
The Nominating and Corporate Governance Committee assists the Board of Directors in developing corporate governance guidelines and in identifying qualified independent directors. The Nominating and Corporate Governance Committee operates under a written charter, a copy of which is available on the Company's web site at www.zalecorp.com under the heading "About Zale Corporation—Corporate Governance." Under the charter, the Committee's principal responsibilities include:
• identifying individuals qualified to become members of the Board of Directors and recommending candidates for election or reelection as directors;
• monitoring and recommending corporate governance and other board practices; and

• overseeing performance reviews of the Board of Directors, its committees and the individual members of the Board of Directors.
Nominating Procedures:
With respect to the Nominating and Corporate Governance Committee's evaluation of director nominee candidates, the Committee considers the guidelines set forth in the Committee's charter. The guidelines provide that:

•       All candidates must be independent at the time of their initial election, other than the Company's Chief Executive Officer and up to one (1) additional executive officer, except for any directors that are appointed in connection with a significant investment in the Company;

•       A majority of the directors should be active or retired senior executives (or the equivalent) of significant companies, educational institutions, governmental agencies, service providers or non-profit organizations. Directors may not be directors, consultants or employees of or to any direct competitor of the Company without prior approval of the Board of Directors;

• The Committee shall consider candidates' other obligations and time commitments and their ability to attend meetings in person; and

•       Interlocking directorships (a senior executive officer of the Company serves on the board of directors of or as a trustee of a company or institution that employs one or more of the Company's directors) will not be allowed.

In assessing whether to re-nominate an incumbent director, the Nominating and Corporate Governance Committee will consider the level of the director's holdings of Common Stock. Generally, subject to unusual personal circumstances, a director should hold not less than $200,000 of Common Stock within five years following his or her election and shall maintain not less than such level of stock ownership while serving as a director of the Company. Additionally, other than for the purpose of paying taxes on equity interests that vest under the Company's benefit plans, directors should not dispose of any shares of Common Stock until the foregoing stock ownership level is achieved.

Beyond these guidelines, the Nominating and Corporate Governance Committee has no formal requirements or minimum standards for the individuals that it nominates. Rather, the Nominating and Corporate Governance Committee considers each candidate on his or her own merits. However, in evaluating candidates, there are a number of criteria that the Nominating and Corporate Governance Committee generally views as relevant and is likely to consider. Some of these factors include the candidates':
• Career experience, particularly experience that is germane to our business, such as retail, legal, human resources, finance, marketing and regulatory experience;
• Status as, or ability to qualify as, an "audit committee financial expert" (as defined by the SEC);
• Status, or ability to qualify as, "financially literate" under NYSE rules;
• Experience in serving on other boards of directors or in the senior management of companies that have faced issues generally of the level of sophistication that the Company faces;
• Contribution to diversity of the Board of Directors;

• Integrity and reputation;
• Ability to work collegially with others;
• Academic credentials; and
• Current membership on the Company's Board of Directors—our Board of Directors values continuity (but not entrenchment).

The Nominating and Corporate Governance Committee does not assign a particular weight to any individual factor. Similarly, the Nominating and Corporate Governance Committee does not expect to see all (or even more than a few) of these factors in any individual candidate. Rather, the Nominating and Corporate Governance Committee looks for a mix of factors that, when considered along with the experience and credentials of the other candidates and existing board members, will provide stockholders with a diverse and experienced Board of Directors.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the committee members consider and discuss diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. The committee members generally conceptualize diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities or attributes that contribute to board diversity, when identifying and recommending director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Company's goal of creating a Board of Directors that best serves the needs of the Company and the interest of its shareholders.

With respect to the identification of nominee candidates, the Nominating and Corporate Governance Committee has not developed a formalized process. Instead, its members and the Company's senior management generally recommend candidates of whom they are personally aware or whom they know by reputation. The Company historically has not utilized a recruiting firm to assist in the process, but could do so in the future.
Stockholder Recommendations:
The Nominating and Corporate Governance Committee welcomes recommendations from stockholders. The Committee evaluates a candidate for director who is recommended by a stockholder in the same manner that the Committee evaluates a candidate recommended by other means. In order to make a recommendation, the Committee asks that a stockholder send the Committee:
• A resume for the candidate detailing the candidate's work experience and academic credentials;

•       Written confirmation from the candidate that he or she (1) would like to be considered as a candidate and would serve if nominated and elected, (2) consents to disclosure of his or her name, (3) has read the Company's Code of Business Conduct and Ethics and during the prior three years has not been engaged in any conduct that, had he or she been a director, would have violated the Code or required a waiver, (4) is, or is not, "independent" as that term is defined in the Committee's charter, and (5) has no plans to change or influence the control of the Company;

•       The name of the recommending stockholder as it appears in the Company's books, the number of shares of Common Stock owned by the stockholder and written confirmation that the stockholder consents to the disclosure of his or her name. (If the recommending person is not a stockholder of record, he or she should provide proof of share ownership);

• Personal and professional references for the candidate, including contact information; and

•       Any other information relating the candidate required to be disclosed in a proxy statement for election of directors under Regulation 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

This information should be sent to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, 901 West Walnut Hill Lane, Irving, Texas 75038-1003, who will forward it to the Chairperson of the Committee. The Committee does not necessarily reply to recommendations.

In addition to the procedures described above for recommending prospective nominees for consideration by the Nominating and Corporate Governance Committee for inclusion in the group of nominees on the Board of Directors' proxy card, stockholders may directly nominate directors for consideration by stockholders at any annual meeting of stockholders. See "Stockholder Nomination of Director Candidates" later in this Proxy Statement for further information.

Each of the nominees for election as a director at the Annual Meeting was nominated by the Company's Board of Directors. As described above, pursuant to the Warrant Agreement, Golden Gate Capital has the right to designate two director nominees at each annual election of directors. Messrs. Olshansky and Attenborough are the Golden Gate Capital designees for election at the Annual Meeting. The terms of the Warrant Agreement entitle Golden Gate Capital to propose one independent candidate for consideration by the Nominating and Corporate Governance Committee.

Related Party Transactions

        Under the Company's written Corporate Governance Guidelines, the Company does not engage in transactions with directors or their affiliates if a transaction would cast into doubt the independence of a director, would present the appearance of a conflict of interest or is otherwise prohibited by law, rule or regulation. This prohibition includes significant business dealings with directors or their affiliates, and consulting contracts with, or other indirect forms of compensation to, a director. In addition, absent a waiver, the Company's written Code of Business Conduct and Ethics prohibits any conduct by a director, officer or employee of the Company that has the potential to create a conflict of interest. Any waiver of these policies with respect to a director or an executive officer may be made only by the Audit Committee, through its Chairman, and must be disclosed in an SEC filing on Form 8-K or, if permitted by applicable securities laws, the Company's web site.

        The Board of Directors does not believe that charitable contributions to organizations with which a director is affiliated raise the same governance issues and concerns as non-charitable transactions so long as such charitable contributions are (1) in an amount not exceeding $25,000 per year, (2) made pursuant to a general corporate giving program established by the Company, approved by the Board of Directors and administered by disinterested officers appointed by the Board of Directors, or (3) pursuant to non-program contributions the facts of which are disclosed to the Board of Directors and approval of which is granted by the Board of Directors in accordance with the provisions of the General Corporation Law of the State of Delaware governing "interested director" transactions (currently, Section 144 thereof) as if such contributions were required to be so approved by the terms of the General Corporation Law of the State of Delaware.

        On May 10, 2010, the Company entered into a Credit Agreement (the "Term Loan") with Z Investment Holdings, LLC ("Z Investment"), an affiliate of Golden Gate Capital. Under the terms of the Term Loan, the Company borrowed $150 million at an interest rate of 15% per annum, 10% to be paid in cash and 5% eligible to be paid-in-kind at the Company's option. The Term Loan matures on May 10, 2015, but can be prepaid with a call premium beginning with 10% during the first year and declining to 0% in the fifth year.

        In connection with the Term Loan, the Company issued warrants (the "Warrants") exercisable for 11,064,684 shares of common stock, equal to 25% of the fully-diluted shares of the Company as of the date of issuance of the Warrants (including the shares issuable upon exercise of the Warrants, but excluding certain out-of-the-money stock options). The Warrants are exercisable immediately. Pursuant to the Warrant Agreement, the exercise price of the Warrants is $2.00 per share. Stefan L. Kaluzny and Peter Morrow were elected to the Board of Directors pursuant to the terms of the Warrant Agreement which entitled Golden Gate Capital to designate two directors to the Company's Board.

        On September 24, 2010, the Company and Z Investment entered into an amendment to the Term Loan. Pursuant to the amendment, Z Investment agreed to eliminate the Minimum Consolidated EBITDA covenant contained in the Term Loan. In consideration for the amendment, the Company paid Z Investment an aggregate of $25 million, of which $11.25 million was credited to the outstanding principal balance under the Term Loan, $1.25 million was a prepayment premium, and $12.5 million was an amendment fee. In addition, the amendment eliminated the Company's option to pay a portion of future interest payments in kind, and as a result all future interest payments made under the Term Loan will be made in cash.

        As described above, Messrs. Kaluzny and Morrow were affiliated with Z Investment at the time of the transactions described above. Consistent with the corporate governance policies of the Company which restrict related party transactions and applicable rules and policies of the New York Stock Exchange, the terms of the amendment to the Term Loan were reviewed and approved by independent directors of the Company disinterested with respect to the transaction, and a waiver of the applicable restrictions on related party transactions was granted in connection therewith.

        Since the beginning of Fiscal Year 2011, the Company has not engaged in any other transactions involving a director or executive officer of the Company that would require disclosure under SEC rules and regulations or that required a waiver to the Company's Corporate Governance Guidelines or Code of Business Conduct and Ethics.

Other Corporate Governance Policies

        In addition to corporate governance matters described throughout this Proxy Statement, some other highlights of the Company's corporate governance policies and procedures are set forth below:

        Corporate Governance Guidelines.    The Board of Directors has adopted a set of Corporate Governance Guidelines that address a number of corporate governance matters, including director responsibilities, director qualifications, director compensation and evaluations, director orientation, management evaluation and succession and director access to management.

        The Company's Corporate Governance Guidelines are in compliance with the rules of the NYSE, which require a listed Company to adopt corporate governance guidelines covering certain matters. The Nominating and Corporate Governance Committee reviews the Corporate Governance Guidelines on a regular basis and proposes any necessary additions, which are presented to the Board of Directors for its consideration and approval. The Company's Corporate Governance Guidelines are available on the Company's corporate web site at www.zalecorp.com under the heading "About Zale Corporation—Corporate Governance."

        Board Leadership Structure.    Currently, the Company has a Chairman of the Board of Directors who is separate from its Chief Executive Officer and whom the Board of Directors has determined to be independent. The Board of Directors exercises its discretion in combining or separating the positions of Chairman and Chief Executive Officer as it deems appropriate in light of prevailing circumstances. The Board of Directors believes the Company is well-served by this flexible leadership structure and that the combination or separation of these positions should continue to be considered on an ongoing basis.

        Meetings of Non-Management Directors.    The Company's non-management directors meet in executive session without management present at regularly scheduled Board of Directors meetings, with the Chairman of the Board of Directors presiding over such meetings.

        Risk Management.    The Company's management is responsible for day-to-day risk management of the Company. Management reports to the Board of Directors on the material risks the Company faces when management determines that the Company's risk profile materially changes. The Board of Directors uses management's reports to evaluate the Company's exposure to risks in light of the Company's business plan and growth strategies. The Board of Directors primarily focuses on risks in the areas of operations and liquidity, which the Board of Directors believes are the areas most likely to have a potential impact on the Company in a material way.

        Risk Management related to Compensation Policies and Practices.    The Company does not believe that its compensation policies and practices encourage excessive and unnecessary risk-taking, and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on the Company. The Company's design of its compensation policies and practices encourages employees to remain focused on both our short-and long-term goals. For example, while cash bonus plans measure performance on an annual basis, equity awards typically vest over a number of years, which the Company and Board of Directors believes encourages employees to focus on sustained stock price appreciation, thus limiting the potential value of excessive risk-taking.

        Committee Authority to Retain Independent Advisors.    Each of the Audit, Compensation and Nominating and Corporate Governance Committees has the authority to retain independent advisors and consultants, with all fees and expenses to be paid by the Company.

        Whistleblower Procedures.    The Audit Committee has established procedures for the treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for confidential and anonymous submission of concerns regarding questionable accounting, internal accounting controls or auditing matters.

        Disclosure Committee.    The Company has established a Disclosure Committee composed of members of management to assist the Company in fulfilling its obligations to maintain disclosure controls and procedures and to coordinate and oversee the process of preparing the Company's periodic filings with the SEC.

        No Executive Loans.    The Company does not extend loans to executive officers or directors and has no such loans outstanding.

        Director Attendance at Annual Meeting.    When the Company holds a Board of Directors meeting in conjunction with its Annual Meeting, which is its practice, it expects all directors to attend the Annual Meeting. All members of the Board of Directors who were then serving as members of the Board of Directors attended last year's Annual Meeting.

        Recoupment.    It is the policy of the Board of Directors that in the event the Board of Directors determines that a current or former executive officer has engaged in negligence or fraudulent or intentional misconduct that has resulted in a significant restatement of the Company's financial results and, had the results been properly calculated, such executive officer would have received less compensation, that the Board of Directors has the authority to seek reimbursement of any portion of any performance-based or incentive compensation paid or awarded to such executive officer, whether cash or equity-based, for all years in which it was greater than it would have been if calculated based upon the restated financial results. Without limiting the foregoing, it is the policy of the Board of Directors to seek recoupment in all instances where Section 304 of the Sarbanes-Oxley Act of 2002 requires the Company to seek recoupment. This policy does not limit the Company's entitlement to take other appropriate actions with respect to executive officers, up to and including their termination.

        Communicating with the Board of Directors.    Stockholders and other interested parties who wish to send communications to the Board of Directors, the non-management directors as a group, the Chairman or any other individual director may do so by writing to the Board of Directors and addressing the communication to the attention of Legal Department, 901 West Walnut Hill Lane, Irving, Texas 75038-1003. With the exception of communications that are primarily commercial in nature, all communications directed to the Board or to specified directors will be relayed to them. The Board of Directors will not necessarily reply to any communication.

 COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

        The Compensation Committee has implemented a pay-for-performance compensation program that is designed to enhance stockholder value. The Company's compensation program is designed to attract and retain key personnel, align management's financial interests with the success of the Company, provide an appropriate mix of short-term and long-term compensation, discourage excessive risk-taking and maximize the financial efficiency of executive compensation.

        In Fiscal Year 2010, the Company began the execution of a multi-year strategy to stabilize the business and return the Company to profitability. The Compensation Committee has developed a multi-year philosophy with respect to executive compensation that is aligned with the Company's overall turn-around strategy for the business.

        In Fiscal Year 2011, the Company targeted total direct compensation for the named executive officers between the 25th and 50th percentile of market. The Compensation Committee plans, over time, to close the gap between the current target compensation levels and the median of the peer group. However, the movement to a median target compensation philosophy is dependent on the Company's continued success of the Company's turn-around efforts and will be implemented on a multi-year basis to ensure that increased costs are supported by improved operating results and restoration of shareholder value. For Fiscal Year 2012, total compensation remains targeted at the 25th to 50th percentile of the peer group.

        Fiscal Year 2011 Target Compensation.    For Fiscal Year 2011, the Company relied on the following principal pay components: annual base salary; annual performance bonus compensation; and long-term incentive compensation. The chart below discusses the intended role of each principal pay component in Fiscal Year 2011, what it rewards and why it is used.

Pay Element	Intended Role/Intended Reward	Why the Element is Used

Annual Base Salary	Base salary is compensation for competence in the applicable executive position.	To provide a threshold level of cash compensation.

Performance Bonus	Rewards achievement of EBITDA performance goals in both the Fall and Spring Seasons.	To focus management on achievement of short-term performance goals that are designed to enhance stockholder value.

Long-Term Incentive Compensation: Stock Options	Stock options reward price increases in the Common Stock over the market price on the date of grant, over a 10-year term.	To provide long-term performance-based compensation. To align management's interests with those of stockholders.

Long-Term Incentive Compensation: Restricted Stock	Restricted stock units are payable in Common Stock over four years; value is dependent on the market price of the Common Stock at the time of vesting.	To provide long-term performance-based compensation. To align management's interests with those of stockholders. Creates an immediate ownership interest and enhances retention.

        Fiscal Year 2011 Performance.    In Fiscal Year 2011, the Company achieved a number of objectives in the first year of its turn-around program or efforts, including improvements to its capital structure, borrowing capacity and liquidity and private label credit card arrangements, improvements to the Company's core merchandise assortment, creating a more compelling marketing message that matches the core merchandise assortment, and investments in personnel in key functions to enhance effectiveness. In addition, the Company experienced improvements in a number of key financial metrics, including revenues, comparable store sales, gross margin, operating margin, liquidity and EBITDA performance.

        The Company's annual bonus plan established goals for EBITDA for the Fall (August through January) and Spring (February through July) seasons in Fiscal Year 2011. The bifurcated performance cycle was intended to ensure that performance goals appropriately reflected the challenges the Company faced in the volatile economic environment and progress in the turn-around initiatives. Based on the Company's EBITDA performance for the Fall season (as adjusted to align the actual results with the methodology and assumptions reflected in the original goals), the named executive officers received short-term performance-based compensation under the plan.

        In addition, the Company provided long-term incentive compensation in the form of stock options and restricted stock units. Because of the Company's depressed share price, the Compensation Committee did not target the value of equity-based awards to a specific peer frame, as traditional valuation models would have resulted in an excessive level of potential share dilution. While the fair value of the equity awards was below the indicated market median, the Compensation Committee believed that the resulting potential gains were sufficient for retention and for motivating performance that would enhance stockholder value.

        Key Governance and Compensation Practices.    The Compensation Committee has implemented a number of key governance practices with respect to executive compensation, including:

  •
  Retention of an independent compensation consultant that provides no other services to the Company;

  •
  Annual assessment of the risk associated with the Company's compensation program;

  •
  Adoption of a recoupment policy for bonuses erroneously paid to an executive officer that has engaged in negligent or fraudulent misconduct that has resulted in a significant restatement of the Company's financial results;

  •
  Limited use of perquisites; and

  •
  Stock ownership requirements for executive officers.

Overview and Objectives

        The Compensation Committee of the Board of Directors oversees the Company's compensation program for its executive officers. As part of this role, the Compensation Committee, acting together with any other independent directors who indicate that they would like to participate, establishes the compensation for the Chief Executive Officer and the other executive officers discussed in this Compensation Discussion and Analysis (the "named executive officers"). In addition, the Compensation Committee administers the Company's incentive-based compensation plans for the named executive officers and approves any perquisites available to the named executive officers. The Compensation Committee acts under a written charter adopted by the Board of Directors that sets forth its responsibilities and the requirements for the Compensation Committee's composition and meetings. A copy of the charter is available on the Company's corporate web site at www.zalecorp.com under the heading "About Zale Corporation—Corporate Governance."

        Under the oversight of the Compensation Committee, the Company has developed and implemented a pay-for-performance compensation program designed to reward executive performance and enhance stockholder value. These objectives are achieved primarily by providing a substantial portion of each executive officer's compensation through performance bonuses and equity-based compensation. In addition, the Company's compensation program is designed to:

  •
  Attract and retain superior talent and reward Company executives based upon Company and individual performance;

  •
  Align the executive's financial interests with the success of the Company by placing a substantial portion of pay at risk (i.e., payout that is dependent upon Company and individual performance);

  •
  Foster a commonality of interest between executives and stockholders through the use of equity-based incentives and by encouraging executive stock ownership;

  •
  Provide an appropriate mix between short-term and long-term compensation that encourages a balanced focus on short-term profit goals and long-term value creation;

  •
  Motivate behavior that is consistent with the highest corporate governance standards and discourages actions that could result in excessive risk taking or lead to unintended consequences; and

  •
  Maximize the financial efficiency of the compensation program to the Company from cash flow, tax, accounting and share dilution perspectives.

        When we do not achieve targeted performance levels and/or our stock does not appreciate, total compensation that can be realized by our executives is reduced. When we exceed targeted performance levels and/or our stock price appreciates, compensation that can be realized by our executives is increased.

        In September 2010, the Board of Directors of the Company appointed Theo Killion, President and Interim Chief Executive Officer, to Chief Executive Officer. In addition, in May 2011, Matthew W. Appel, the Company's Executive Vice President and Chief Financial Officer, assumed the additional responsibilities of Chief Administrative Officer.

Role and Use of Compensation Consultants

        Frederic W. Cook & Co. ("FW Cook") was engaged in Fiscal Year 2011 by the Compensation Committee to provide advice on executive compensation. The Compensation Committee selected and engaged FW Cook. FW Cook does not provide any other services to the Company and works with management only under the direction of the Committee.

        During Fiscal Year 2011, FW Cook assisted the Compensation Committee with a variety of issues, including the selection of performance metrics, setting of goals, and weighting of opportunity between the Fall and Spring seasons of the annual bonus plan, the design of the performance-based stock options (including selection of the performance metrics, setting of the goals, and the determination of individual award opportunities), and changes to individual compensation levels. FW Cook also provides ongoing technical support to the Compensation Committee with regard to tax, accounting, and overall corporate governance matters related to executive compensation, including the drafting of disclosure documents. FW Cook works with the Compensation Committee chair to review agendas and materials prepared for Compensation Committee meetings and, at the invitation of the Compensation Committee, participate in meetings.

        Hay Group Management Limited ("Hay") was engaged in Fiscal Year 2011 by the Company's management to provide data on competitive compensation levels. Management selected Hay based, in part, on the companies available in the Hay database.

Peer Group and Use of Competitive Data

        To assist in the establishment of compensation levels, Hay provided compensation data for a peer group of companies that were similar to the Company in terms of industry, complexity, location, and competitiveness for customers and employees, among other factors.

        For Fiscal Year 2011, the peer group included 20 companies consisting primarily of specialty retailers (including one specialty jewelry retailer) with annual revenues ranging from $500 million to $14 billion. The Compensation Committee approved the selection of the companies, which consist of the following:

Abercrombie & Fitch	DSW	Collective Brands (Payless Shoe Source)
Aeropostale, Inc.	Express	PetSmart
American Eagle Outfitters	Gap	Pier 1 Imports
Ann Taylor Stores	Helzberg Diamonds	Stage Stores
Bon-Ton Stores	J. Crew	Tween Brands
Chico's	Limited Brands	Williams-Sonoma
Children's Place	New York & Company

        The Compensation Committee reviews and approves the composition of the peer group annually to ensure that it continues to include an appropriate representative group of companies. For Fiscal Year 2012, the Compensation Committee revised the peer group to consist of 17 specialty retailers representing fine jewelers of all revenue size, and moderate tier and specialty fashion and accessory retailers with between $1 billion and $3 billion in revenue. The changes made to the peer group for Fiscal Year 2012 were intended to eliminate companies that were significantly larger, thereby enabling greater precision in determination of market compensation for our executive officers and alignment with corporate governance best practices. The revised peer group for Fiscal Year 2012 will be:

Aeropostale, Inc.	Children's Place	Liz Claiborne
American Eagle Outfitters	Coldwater Creek	New York & Company
Ann Taylor Stores	Collective Brands (Payless Shoe Source)	Stage Stores
Bon-Ton Stores	DSW	Sterling Jewelers (US)
Charming Shoppes, Inc.	Helzberg Diamonds	Talbots
Chico's	L.L. Bean

Components of the Company's Executive Compensation Program

        Primary Components.    The Company's executive compensation program consists of three primary components consistent with the objectives described above:

  •
  Base salary;

  •
  The potential for annual cash incentive compensation in the form of performance bonuses; and

  •
  Long-term incentive compensation in the form of stock options and other equity-based awards, including time-vesting and performance-based restricted stock units.

        We chose these elements because we believe each supports achievement of one or more of our compensation objectives and, together, they have been, and will continue to be, effective in these regards.

        A more detailed discussion of each of these components is set forth below. In general, this discussion includes information relating to the compensation of each named executive officer named in the Summary Compensation Table below.

        Target Level Compensation.    An essential objective of the Compensation Committee is to maintain a competitive executive compensation program that enables the Company to attract and retain executive officers who will achieve the Company's strategic objectives and that align the interests of these officers with those of the Company's stockholders through an appropriate pay-for-performance structure. In furtherance of this objective, the Compensation Committee has established an executive compensation program that provides a broad mix of overall direct compensation (salary, annual cash bonus and long-term incentive compensation) for its executive officers.

        The overall philosophy in making compensation decisions for Fiscal Year 2011 was to target annual base salaries between the 25th and 50th percentile of market, and annual performance-based bonuses between the 25th and 50th percentile of market. For Fiscal Year 2011, because of the Company's depressed share price, the Compensation Committee did not target the grant date fair value of equity-based awards to a specific peer frame target or range. Rather, a pool of shares was allocated proportionately to executives based on relative market values. This approach was used because traditional valuation models, such as Black-Scholes, would have resulted in an excessive level of potential share dilution and exhausted the pool of shares from which future awards are granted. Notwithstanding that the fair value of the awards was below indicated median market rates using traditional compensation valuation approaches, the Compensation Committee believed that the potential gains were sufficient to retain key talent and to motivate management to take actions consistent with the Company's strategic planning process that would positively affect long-term shareholder value even though the awards were less than they otherwise would have been.

        The Compensation Committee uses the competitive data from the peer group as an indication of market practice but believes that additional factors also must be considered. As a result, target compensation for each of the Company's individual executive officers may vary from the targeted percentile based on a variety of factors, such as experience and time in the job, the degree of difficulty in replacing the executive, the importance of each position to the Company, internal peer comparisons, individual performance (based on specific financial and operating objectives for each executive, as well as leadership behaviors), the readiness of each executive to assume a higher level of responsibility within the Company, and compensation by former employers in the case of new hires. The Compensation Committee also takes into account the annual performance reviews that it conducts of the Chief Executive Officer, recommendations provided by the Chief Executive Officer with regard to other executive officers, and advice from the Committee's compensation consultant, FW Cook.

        With respect to Fiscal Year 2011, the target level total direct compensation of Mr. Killion was established by the Compensation Committee with the assistance of its independent consultant, FW Cook. The target level total direct compensation of each other named executive officer was recommended by Mr. Killion for Compensation Committee consideration and approval. For Fiscal Year 2011, the target level of total direct compensation for each of the named executive officers, was generally within the range of the 25th to 50th percentile of market.

        A review of compensation philosophy during Fiscal Year 2011 resulted in a plan to, over time, close the gap between current target compensation levels and the peer group median. The Committee established a goal to target total compensation (base salary, bonus and equity) over time closer to the 50th percentile of the peer group, and to use pay-for-performance variable compensation (bonus and equity) as the primary lever to drive total compensation. The movement to a median target compensation philosophy is dependent on the continued success of the Company's turn-around efforts and will be implemented on a multi-year basis to ensure that increased costs are supported by improved operating results and restoration of shareholder value. For Fiscal Year 2012, total compensation is targeted between the 25th percentile and 50th percentile of the peer group. Based on the Board-approved annual operating plan and the potential gains in share price that may be realized if the Company successfully executes its turn-around plan, the Compensation Committee believes that the resulting opportunities are sufficient to retain key talent and to motivate management to take actions consistent with the Company's strategic planning process that would positively affect long-term shareholder value. The Compensation Committee intends to continue to review the positioning of target compensation annually, and to consider movement to a median target compensation opportunity.

        Allocation Among Components.    In determining the mix of overall compensation, the Company generally increases the portion delivered through variable incentives, and long-term equity-based incentives in particular, so that executives with the highest levels of responsibility, who are most accountable to stockholders, have the greatest proportion of total compensation at risk. In determining the actual allocation, the Compensation Committee considered the market data and had discussions with

FW Cook regarding the market data to develop an appropriate balance of annual base salary, annual incentive compensation and long-term incentive compensation.

        The Compensation Committee does not directly consider the amounts realized or realizable from prior incentive compensation awards in establishing the levels of short-term and long-term incentive compensation. This is in part due to several changes in the management team and the fact that no executive officer yet holds a significant amount of Company stock. In addition, the Compensation Committee does not want to discourage executive officers from accumulating or retaining Company stock out of concern that such accumulation might negatively impact future awards. Consistent with this objective, in Fiscal Year 2008, the Compensation Committee implemented executive stock ownership guidelines to encourage senior executives to accumulate meaningful ownership stakes that serve the purpose of aligning management interests with those of shareholders. These guidelines encourage executive officers to own or acquire Company stock equal in value to a multiple of their base salaries, ranging from two times in the case of a corporate Senior Vice President to five times in the case of the Chief Executive Officer, within a period of five years.

        Executive Employment Arrangements.    As a general matter, the Company does not enter into employment agreements with its executive officers. Instead, the Company uses employment security agreements for senior executive officers that provide severance benefits in the event of a termination of employment, including a termination of employment in connection with a change in control. See "Severance and Change in Control Benefits" below for a discussion of the terms of the employment security agreements. In addition, as described below, the Company generally enters into offer letters with each newly-hired executive officer that address base salary, bonus, equity compensation and other matters for the first fiscal year of such officer's employment with the Company. All such agreements require Compensation Committee approval.

        In connection with Mr. Killion's promotion to Chief Executive Officer in September 2010, Mr. Killion's base salary was increased to $800,000 per year. In addition, he was awarded options to purchase 200,000 shares of Company stock at an exercise price of $2.00 per share and 100,000 restricted stock units. The options will vest in four equal annual installments beginning on the first anniversary of the grant date. The restricted stock units will vest over four years: 25% of the shares on the second anniversary of the grant date; an additional 25% of the shares on the third anniversary of the grant date; and the remaining 50% of the shares on the fourth anniversary of the grant date. Mr. Killion continued to be eligible to participate in the Company's annual bonus program with a target level bonus of 100% of his annual base salary and a maximum bonus of 200% of his annual base salary. In addition, Mr. Killion's employment security agreement was amended to provide for non-change in control severance payments of one and a half times base salary.

        In August 2010, the Company entered into an offer letter with John Legg that addressed aspects of his compensation for Fiscal Year 2011. Under Mr. Legg's offer letter, he was entitled to receive an annual base salary of $240,000, a sign-on bonus of $5,000, a target level bonus opportunity of 37.5% (pro-rated based on hire date) for Fiscal Year 2011, specified grants of stock options, customary benefits and relocation.

Annual Base Salary

        The Company provides each executive officer with a fixed level of annual compensation through the annual base salary component of the Company's executive compensation program. It is the Compensation Committee's objective to maintain base salaries that generally are between the 25th and 50th percentile of the Company's peer group. The Compensation Committee targets this range because it believes that it supports the objective of attracting and retaining high quality executives and results in an affordable level of fixed expense relative to peer companies. However, actual base salaries can be below or above this range, and frequently are, often because of agreement at the time of hiring, special accomplishments, and similar factors. The Compensation Committee monitors the salaries of all executive officers annually and makes adjustments it deems necessary and appropriate in support of its various objectives. An annual performance review of each executive officer is utilized as part of this process.

        As mentioned above, with respect to Mr. Killion, the Compensation Committee approved an annual base salary of $800,000 as of September 2010 in connection with his promotion to Chief Executive Officer, which represented a 34.4% increase over his previous annual base salary. The Compensation Committee approved Mr. Killion's annual base salary for Fiscal Year 2011 after reviewing market-based information provided by Hay in consideration of his promotion and the assumption of the considerable increase in responsibility associated with the CEO role.

        Also in September 2010, with respect to Messrs. Appel, Hollander and Lennox, the Compensation Committee approved annual base salaries of $470,000, $495,000 and $390,000 respectively. These adjusted base salaries were recommended by Mr. Killion, as the Interim Chief Executive Officer, and represented a merit increase of 2.2% for Mr. Appel, 4.2% for Mr. Hollander and 4.0% for Mr. Lennox over Fiscal 2010 base salaries. Mr. Legg's salary for Fiscal Year 2011 was negotiated as part of his offer letter of employment to join the Company.

        In May 2011, in connection with his promotion, the Compensation Committee approved an annual base salary for Mr. Appel of $540,000, a 14.9% increase. Mr. Appel assumed the additional responsibilities of Chief Administrative Officer with continuing responsibilities as Chief Financial Officer.

        In July 2011, the Compensation Committee approved the annual base salaries of Messrs. Killion, Appel, Hollander, Lennox and Legg for Fiscal Year 2012. With respect to Mr. Killion, the Compensation Committee approved an annual base salary of $900,000. This increase represented a 12.5% merit increase over his previous annual salary and aligned Mr. Killion's salary below the 25th percentile based on market data. With respect to Messrs. Appel, Hollander, Lennox and Legg, the Committee approved annual base salaries of $550,000, $550,000, $430,000 and $275,000, respectively. These adjusted base salaries were recommended by Mr. Killion and represented merit increases of 1.85%, 11.1%, 10.3% and 14.6%, respectively. The increased salaries for Messrs. Appel and Hollander remain below the 25th percentile based on market data, and the increased salaries for Messrs. Lennox and Legg fall between the 25th and 50th percentiles based on market data.

Fiscal Year 2011 Performance Bonus

        For Fiscal Year 2011, the Company provided potential annual cash incentive compensation through the Company's bonus plan. The Company provides annual cash incentive compensation to focus management on the achievement of short-term performance goals that are designed to enhance stockholder value. As discussed previously, the performance-based bonus opportunities for the executive officers generally are targeted between the 25th percentile and the 50th percentile of market.

        Under the plan, a target level bonus opportunity is established for each participating employee. Target level bonus opportunities for the named executive officers for Fiscal Year 2011 are set forth below and ranged from 37.5% of base salary to 100% of base salary. Depending on actual performance, participating employees may receive no bonus payout if threshold level goals are not achieved or as much as two times the target level if the goals are significantly exceeded. The Compensation Committee and the Board of Directors, in their sole discretion, may adjust the amount and timing of bonus payments under the bonus plan to address special or unusual circumstances, such as a change in accounting principles or an unexpected event that significantly impacts the Company's operations. To the extent that adjustments are made after-the-fact, they can impact the tax deductibility of bonus payments under Section 162(m) of the Internal Revenue Code, and the Compensation Committee takes this into account in exercising its discretion.

        Fiscal Year 2011 Target Level Bonus Opportunities.    For Fiscal Year 2011, the target level bonus opportunity for each named executive officer was as follows:

Executive Officer	Target Bonus as A Percentage of Base Salary
Mr. Killion	100.0%
Mr. Appel	75.0%
Mr. Hollander	75.0%
Mr. Lennox	75.0%
Mr. Legg	37.5%

        The Compensation Committee reviewed and approved the target level bonus opportunity in September 2010. The Committee increased the target level for Mr. Killion from 75% to 100% after reviewing market-based information provided by Hay and increased the target level for Mr. Hollander from 60% to 75% based on the recommendation of the Chief Executive Officer. The remaining target levels were established by the Compensation Committee based upon the recommendations of the Chief Executive Officer.

        Fiscal Year 2011 Performance Goals.    Under the bonus plan, the Compensation Committee establishes performance goals for the performance bonus at the beginning of each fiscal year. For Fiscal Year 2011, the Compensation Committee established separate performance goals for the Fall Season (August 1, 2010 through January 31, 2011) and the Spring Season (February 1, 2011 through July 31, 2011). The bifurcated performance cycle was intended to ensure that performance goals appropriately reflected the challenges the Company faced in the volatile economic environment and progress in the turn-around initiatives. The Fall Season was weighted at 65% for purposes of bonus opportunity and the Spring Season was weighted at 35% for purposes of bonus opportunity. This weighting was intended to place greater emphasis on the period during which the majority of the Company's annual sales, gross margin and cash flow are typically realized, and also to ensure that an economically sufficient level of opportunity would remain thereafter to ensure that the management team was motivated to achieve targeted financial goals. The Compensation Committee believes the separate Fall Season (covering the Holiday season) and the Spring Season (covering both Valentine's Day and Mother's Day) provide appropriate performance-based incentive compensation for each of the Company's most important selling periods.

        In Fiscal Year 2011, the applicable performance goal for the Fall Season and the Spring Season was earnings before interest, taxes, depreciation and amortization ("EBITDA"). EBITDA is computed by adding the following items to earnings from continuing operations: interest expense, taxes, depreciation, amortization and bonus expense. The Compensation Committee believes that the use of EBITDA, a cash flow oriented performance measure, aligns the annual bonus plan with operating performance and liquidity metrics emphasized by the Company's stockholders. For Fiscal Year 2011, the Compensation Committee established the following performance goals for the Fall Season and the Spring Season for EBITDA:

	Threshold (Payout at 25% of Target times Seasonal Weight)	Target (Payout at 100% of Target times Seasonal Weight)	Stretch (Payout at 200% of Target times Seasonal Weight)
Fall Season EBITDA (65% weight)	$28.3 million	$35.4 million	$54.7 million
Spring Season EBITDA (35% weight)	$2.2 million	$3.8 million	$6.6 million

        As shown in the table above, for each seasonal performance period in Fiscal Year 2011, a participant could receive a payout ranging from 25% of target (for threshold level performance) to 200% of target (for stretch level performance).

        Fiscal Year 2011 Performance.    The Company's EBITDA for the Fall Season (August 1, 2010–January 31, 2011) was $26.5 million. The Compensation Committee adjusted EBITDA to exclude the following non-cash items in order to align the actual results with the methodology and timing assumptions reflected in the original goals: (1) $5.1 million related to inventory valuation reserve adjustments, (2) $3.7 million for store impairment changes, (3) $1.0 million for closed store reserve adjustments and other items. The final Fall Season EBITDA, as adjusted was $36.2 million and satisfied the target level performance. While Fall Season EBITDA, as adjusted, exceeded target, the Board approved a payout at the target level. As a result, all executives received a bonus of 65% of their annual target based on Fall Season EBITDA performance. Bonus payout amounts for Fiscal Year 2011 Fall Season performance are listed below:

Name	Bonus Payout Fall Season Fiscal Year 2011
Mr. Killion	$483,671
Mr. Appel	$229,125
Mr. Hollander	$227,958
Mr. Lennox	$190,125
Mr. Legg	$49,618

        The Company's EBITDA for the Spring Season (February 1, 2011–July 31, 2011) was below the threshold payout goal, and no executive officer received a bonus payment based upon EBITDA performance.

Long-Term Incentive Compensation

        Long-term incentive awards are granted under the Zale Corporation 2003 Stock Incentive Plan (the "2003 Incentive Plan"), which provides for the grant of stock options, stock appreciation rights, restricted stock, time-vesting and performance-based restricted stock and restricted stock units, stock bonuses and phantom stock. Historically, the Company has principally used stock options and time-vesting and performance-based restricted stock and restricted stock units.

        The Compensation Committee believes the Company's long-term incentive compensation program provides the Compensation Committee with flexibility and an appropriately broad array of long-term incentives that aligns the interests of the executive officers with those of stockholders and supports the Company's attraction/retention and financial efficiency objectives.

        Since an executive officer will benefit from a stock option award only to the extent the Company's stock price appreciates above the exercise price of the stock option, stock options align the interests of the executive officers with shareholders by ensuring that executives capture gains only to the extent that shareholder value has appreciated.

        Time-based restricted stock, which currently vests over four years, serves the dual objectives of aligning the executive's interests with stockholders by creating an immediate ownership interest and attracting and retaining highly skilled executives.

        In general, the Compensation Committee makes long-term incentive compensation awards annually in connection with its performance evaluation of the Company's executive officers. The Compensation Committee meets early in the fiscal year (on September 23, 2010 for Fiscal Year 2011) and makes annual grants of equity compensation awards. Except as described below, the exercise price for stock option awards is generally based on the closing price of the Company Common Stock on the date of such meeting although for the most recent award, the closing price on the first trading day following the opening of the next trading window was used.

        In making annual long-term incentive awards, the Compensation Committee considers the specific allocation between the various elements of long-term incentive compensation and analyzes market data with respect to the allocation of various types of long-term incentive compensation. The Compensation Committee also balances the cost, performance and retention attributes of each type of award as described above.

        The September 2010 grants made by the Compensation Committee were primarily stock options. Because of the Company's depressed share price, the Compensation Committee did not target the grant date fair value of equity-based awards to a specific peer frame target or range. Rather, a pool of shares was allocated proportionately to executives based on relative market values. This approach was used because traditional valuation models, such as Black-Scholes, would have resulted in an excessive level of potential share dilution and exhausted the pool of shares from which future awards are granted. Notwithstanding that the fair value of the awards was below indicated median market rates using traditional compensation valuation approaches, the Compensation Committee believed that the resulting potential gains were sufficient to retain key talent and to motivate management to take actions consistent with the Company's strategic planning process that would positively affect long-term shareholder value. At the same time, the Compensation Committee granted Mr. Killion time-based restricted stock units. The restricted stock units served a dual objective of enabling Mr. Killion to accumulate an ownership stake and encouraging alignment to shareholder interests and retention of Mr. Killion in the role of Chief Executive Officer.

        In September 2010, the Compensation Committee approved the following stock option grants: Mr. Killion received a grant of 200,000 stock options; Mr. Appel received a grant of 60,000 stock options, and each of Messrs. Hollander and Lennox received a grant of 55,000 stock options. In accordance with the requirements of the Warrant and Registration Rights Agreement ("Warrant Agreement") with Golden Gate Capital, each option had an exercise price of $2.00 per share, greater than the $1.99 closing price of the Common Stock on the date of grant. The Warrant Agreement provides that the exercise price of any option shall not be less than the exercise price of $2.00 in the Warrant Agreement. On the same day, the Compensation Committee approved a grant of 100,000 shares of time-based restricted stock to Mr. Killion. All options granted had a maximum term of ten years, and become exercisable in equal increments of 25% per year beginning one year from the grant date. The restricted stock units granted to Mr. Killion vest over four years, with 25% vesting on the second anniversary of the issue date, 25% vesting on the third anniversary of the issue date and 50% vesting on the fourth anniversary of the issue date. Stock options and restricted stock units automatically vest upon a change in control. See "Potential Payments upon a Termination or Change in Control" later in this Proxy Statement.

        Mr. Legg received a grant of 35,000 stock options upon his appointment as an officer of the Company, pursuant to the terms of his offer letter. The exercise price of the grant was $2.00, greater than the $1.56 closing price of the Common Stock on August 30, 2010, his first day of employment with the Company. The exercise price was established in accordance with the requirements of the Company's Warrant Agreement with Golden Gate Capital, as described above.

        See "Grants of Plan-Based Awards Made in Fiscal Year 2011" below for information regarding the grant date fair value of these awards.

        The Compensation Committee approves all long-term incentive compensation granted to individuals at the Senior Vice President level or above as well as awards for other participants that are made as part of the Company's normal annual grant process. For positions below the Senior Vice President level, in September 2011, the Compensation Committee approved a policy under which off-cycle awards may be approved by the Chief Executive Officer and either of the Chief Administrative Officer and Chief Financial Officer or the Senior Vice President of Human Resources for special purposes, such as awards to new hires, to recognize promotions, or to support unique talent retention challenges. Under this policy, the Compensation Committee approved a pool of 50,000 shares. At each Compensation Committee meeting, management will report to the Compensation Committee on the number of shares used, the recipients and the underlying nature and purpose of the awards. The Compensation Committee will review this information and replenish the 50,000-share pool, assuming that sufficient shares are available under the 2003 Omnibus Stock Incentive Plan. With respect to stock option grants to newly hired employees or in connection with promotions, the exercise price of such stock options will be equal to the closing price of our Common Stock on the last business day of the month in which such employee is hired or promoted.

Other Benefits

        The Company provides the named executive officers with limited benefits in addition to benefits provided to substantially all salaried employees. The additional benefits that the Company provides to named executive officers are enhanced group life insurance and long term disability coverage.

        In addition, in order to encourage Messrs. Lennox and Legg to join the Company, the Company agreed to pay certain relocation expense and certain commuting expenses for these officers. Consistent with the Company's relocation program, additional payments were made to each of Mr. Lennox and Mr. Legg to reimburse them with respect to taxes due on imputed income associated with the relocation benefits.

Severance and Change in Control Benefits

        Each of Messrs. Killion, Appel, Hollander and Lennox is a party to an employment security agreement that provides for various benefits in the event that his employment is terminated under certain circumstances. The Compensation Committee believes severance and change in control benefits are a standard market practice, which minimizes disruption during a pending or anticipated change in control and also supports the attraction and retention objectives of the overall compensation program.

        Under the employment security agreements, if the employment of a participating employee is terminated by the Company without cause or by the employee with good reason, the employee will be entitled to receive (1) a payment ranging from one to up to two times the employee's current annual base salary and average bonus for the prior three years, in the case of Mr. Killion, one and a half times base salary and (2) continued coverage under various Company employee benefit plans for a period of up to two years. In the event of a termination of employment of a participating employee in connection with a change in control of the Company, the employee will be entitled to receive (1) a payment of up to three times the employee's current annual base salary and three times the employee's average earned bonus for the prior three years (or target bonus in the case of one named executive officer), (2) continued coverage under various Company employee benefit plans for a period of up to 36 months, and (3) vesting of all outstanding equity awards held by the employee.

        Under the terms of his offer letter, if Mr. Legg is terminated by the Company without cause or with good reason, Mr. Legg is entitled to receive a payment of nine months of his then applicable annual base salary. Mr. Legg is further entitled to receive the following severance benefits in accordance with the Zale Corporation Executive Severance Plan. Under the Severance Plan, Mr. Legg is entitled to continued coverage under various Company employee benefit plans for a period of up to 26 weeks. Mr. Legg is further entitled under Severance Plan to receive a payment of nine months of his then applicable annual base salary (1) in the event of an involuntary termination of employment in connection with the liquidation of assets of the Company or Division, or (2) in the event of the voluntary termination of employment in connection with a substantial and material reduction in salary, duties, responsibility or pay, or (3) in the event of termination of employment as a result of Disability.

        Change in control related benefits are paid only in the event of a "double trigger" situation in which the change in control is followed by a qualifying termination of employment, defined as an involuntary termination without "cause" or a "qualifying voluntary termination", other than accelerated vesting of equity awards which occurs upon a change in control.

        For a more detailed discussion of the benefits and tables that describe payouts under various termination scenarios, including in connection with a change in control, see "Potential Payments upon a Termination or Change in Control" later in this Proxy Statement.

Section 162(m) of the Internal Revenue Code

        Section 162(m) of the Internal Revenue Code prevents publicly held corporations, including the Company, from taking a tax deduction for compensation paid to a "covered employee" (i.e. "our CEO and the other three other most highly compensated named executive officers employed at the end of the year, other than our CFO") in a taxable year to the extent that the compensation exceeds $1 million and is not qualified performance-based compensation under the Internal Revenue Code. The 2003 Incentive Plan and the Company's executive bonus plan have been designed to meet Internal Revenue Code regulations so that compensation realized in connection with stock options and other performance-based equity incentives granted under the 2003 Incentive Plan and performance bonuses under the executive bonus plan generally will be excluded from the deduction limit. In addition, the 2011 Incentive Plan, which is being considered for approval by stockholders at the Annual Meeting, is designed to meet Internal Revenue Code regulations so that compensation realized in connection with stock options and other performance-based cash and equity incentive generally will be excluded from the deduction limit. Moreover, the Compensation Committee believes that, in order to attract, retain and reward the executive talent necessary to maximize stockholder returns, the Company's interests are best served in some circumstances by providing compensation that is subject to the deductibility limitation imposed by Section 162(m). Accordingly, the Compensation Committee retains the discretion to authorize compensation that does not qualify for income tax deductibility. Option grants and performance bonuses made during Fiscal Year 2011 were designed to be excluded from the deduction limits.

 COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and the Company's Annual Report on Form 10-K.

Members of the Committee:
David F. Dyer, Chairman Yuval Braverman Kenneth B. Gilman

        The information contained in the Compensation Committee Report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

 EXECUTIVE COMPENSATION

Summary Compensation Table

        The Summary Compensation Table shows the amount and type of compensation received or earned in fiscal years 2011, 2010 and 2009 for the Chief Executive Officer, Chief Administrative Officer, and Chief Financial Officer and the next three most highly compensated executive officers of the Company. Collectively, these officers are referred to as the "named executive officers."

	Year	Salary	Bonus	Stock Awards(5)	Option Awards(6)	Non-Equity Incentive Plan Compensation(7)	All Other Compensation(8)	Total

Theo Killion	2011	$769,250	—	$199,000	$247,354	$483,671	$16,798	$1,716,073
Chief Executive Officer	2010	$595,000	—	—	$395,593	—	$17,892	$1,008,485
	2009	$585,654	—	$261,400	$767,823	—	$42,730	$1,657,607

Matthew W. Appel(1)	2011	$485,000	—	—	$74,206	$229,125	$11,141	$799,472
Chief Administrative Officer and	2010	$403,462	$20,000	—	$164,424	—	$9,583	$597,470
Chief Financial Officer	2009	$72,308	—	$80,200	$254,145	—	$11,136	$417,789

Gilbert P. Hollander	2011	$492,693	—	—	$68,022	$227,958	$12,130	$800,803
Executive Vice President, Chief	2010	$475,000	—	—	$273,613	—	$14,502	$763,115
Merchant and Sourcing Officer	2009	$469,231	—	$182,980	$524,367	—	$19,629	$1,196,207

Richard Lennox(2)	2011	$388,269	—	—	$68,022	$190,125	$39,894	$686,311
Executive Vice President and	2010	$359,134	$125,000	$84,900	$297,130	—	$59,032	$925,197
Chief Marketing Officer

John Legg(3)(4) Senior Vice President Supply Chain	2011	$220,615	$5,000	—	$31,299	$49,618	$218,579	$525,111

(1)
Mr. Appel joined the Company as Executive Vice President, Finance on May 27, 2009, and was named Executive Vice President and Chief Financial Officer on June 15, 2009. On May 10, 2011, Mr. Appel was appointed to the additional role of Chief Administrative Officer.

(2)
Mr. Lennox joined the Company as Executive Vice President, Chief Marketing Officer on August 17, 2009.

(3)
Mr. Legg joined the Company as Senior Vice President, Supply Chain on August 30, 2010.

(4)
With respect to Mr. Legg, the $5,000 represents a sign-on bonus set forth in the offer of employment as described in the "Compensation Discussion and Analysis" above.

(5)
The amounts reported reflect the grant date fair value of restricted stock unit awards granted in Fiscal Year 2011, Fiscal Year 2010, and Fiscal Year 2009, as determined in accordance with Accounting Standards Codification ("ASC") 718-Compensation. The actual value received by the named executive officers from these awards may range from $0 to amounts greater than the grant date fair value based on the Company's performance and the named executive officer's number of additional years of service with the Company.

(6)
The amounts reported reflect the grant date fair value of stock option awards granted in Fiscal Year 2011, Fiscal Year 2010, and Fiscal Year 2009, as determined in accordance with ASC 718. The actual value received by the named executive officers from these awards may range from $0 to amounts greater than the grant date fair value based on the Company's performance and the named executive officer's number of additional years of service with the Company.

In accordance with SEC regulations, the amounts reported in the table above do not reflect the amount of estimated forfeitures. In accordance with ASC 718, the Company made certain assumptions in determining the value of these awards for financial reporting purposes. See "Stock-Based Compensation" in the Notes to the Company's consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended July 31, 2011 for a discussion of these assumptions.

(7)
Represents performance-based compensation under the Company's annual bonus plan based on satisfaction of certain performance goals (as adjusted) in Fiscal Year 2011. See "Compensation Discussion and Analysis—Fiscal Year 2011 Performance Bonus."

(8)
Mr. Killion's "All Other Compensation" for 2011 consists of $10,403 annual life insurance premiums paid by the Company and $6,395 for the Company's executive long-term disability plan ("Executive LTD").

Mr. Appel's "All Other Compensation" for 2011 consists of $5,929 annual life insurance premiums paid by the Company and $5,212 for the Executive LTD.

Mr. Hollander's "All Other Compensation" for 2011 consists of $6,817 annual life insurance premiums paid by the Company and $5,313 for the Executive LTD.

Mr. Lennox's "All Other Compensation" for 2011 consists of $21,641 commuting expense reimbursement, $7,782 to reimburse Mr. Lennox for taxes due on imputed income associated with the relocation benefits, $2,994 annual insurance premiums paid by the Company, and $7,477 for the Executive LTD.

Mr. Legg's "All Other Compensation" for 2011 consists of $170,529 of relocation and commuting expense reimbursement, $45,348 to reimburse Mr. Legg for taxes due on imputed income associated with the relocation benefits, $1,672 annual insurance premiums paid by the Company, and $1,030 for the Executive LTD.

With respect to Messrs. Killion, Appel, Hollander, Lennox and Legg, the aggregate amounts reflected in the "salary" and "bonus" columns in the Summary Compensation Table for 2011 comprised 44.8%, 60.7%, 61.5%, 56.6% and 43.0%, respectively, of the total compensation for each officer.

 Grants of Plan-Based Awards Made in Fiscal Year 2011

        The Grants of Plan-Based Awards Table provides information on goals established for payouts under the Zale Annual Bonus Plan for Fiscal Year 2011, and restricted stock unit awards and stock option grants made to the named executive officers in Fiscal Year 2011.

								All Other Stock Awards: Number of Shares of Stock of Units(2)			Grant Date Fair Value of Stock and Option Awards(4) ($)
									All Other Option Awards
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards
									Number of Securities Underlying Options(3)	Exercise Or Base Price ($/Sh)
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum

Theo Killion	9/23/2010	$190,918	$763,671	$1,527,342	—	—	—	—	200,000	$2.00	$247,354
	9/23/2010	—	—	—	—	—	—	100,000	—	$1.99	$199,000

Matthew W. Appel	9/23/2010	$92,719	$370,875	$741,750	—	—	—	—	60,000	$2.00	$74,206

Gilbert P. Hollander	9/23/2010	$89,474	$357,896	$715,791	—	—	—	—	55,000	$2.00	$68,022

Richard Lennox	9/23/2010	$73,125	$292,500	$585,000	—	—	—	—	55,000	$2.00	$68,022

John Legg	8/30/2010	$20,204	$80,818	$161,635	—	—	—	—	35,000	$2.00	$31,299

(1)
Represents bonus opportunities under the Company's annual bonus plan for Fiscal Year 2011. Fall bonus targets were pro-rated in accordance with the Management and Professional Bonus Plan, based on the bonus target changes approved by the Board effective September 23, 2010. Based on goals established by the Compensation Committee for EBITDA in the Fall Season (65% weight) and the Spring Season (35% weight), actual payouts to the named executive officers could have ranged from 0% of the target award to 200% of the target award. The Company paid a target level bonus for the Fall Season based on Adjusted EBITDA. The Company failed to satisfy the threshold for Spring Season Fiscal Year 2011 and no bonuses were paid to the named executive officers. For a more detailed description of the Company's annual bonus plan, including a discussion of the Company's performance with respect to goals, see the "Compensation Discussion and Analysis—Fiscal Year 2011 Performance Compensation" above.

(2)
Represents time-vesting restricted stock units granted under the 2003 Incentive Plan. These time-vesting restricted stock units will vest as to 25% of the shares covered thereby on the second anniversary of grant date, 25% of the shares covered thereby on the third anniversary of the grant date and 50% of the shares covered thereby on the fourth anniversary of the grant date. Upon vesting, the holder is entitled to receive one share of the Company's common stock per restricted stock unit. At the election of the Company, holders may receive a cash payment in lieu of shares of the Common Stock. Holders of time-vesting restricted stock units are not entitled to receive dividends with respect to such awards. In the event of a change in control of the Company, all unvested time-vesting restricted stock units will immediately vest in full.

(3)
Represents stock options granted under the 2003 Incentive Plan. All options granted have a term of 10 years, and become exercisable in equal increments of 25% per year beginning one year from the grant date. Upon the occurrence of a change in control of the Company, the options become fully and immediately exercisable.

(4)
Represents the grant date fair value of each equity-based award as determined in accordance with ASC 718. The actual value received by the named executive officers with respect to these awards may range from $0 to an amount greater than the reported amount, depending on the Company's actual performance and the executive officer's number of additional years of service with the Company.

Outstanding Equity Awards

        As of the end of Fiscal Year 2011, the named executive officers held the following equity awards:

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units That Have Not Vested		Market Value of Shares or Units That Have Not Vested(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1)

Theo Killion	—	200,000	$2.00	09/23/2020	100,000	(2)	$561,000	—	—
	25,000	75,000	$2.37	02/26/2020	—		—	—	—
	41,000	41,000	$26.14	09/16/2018	—		—	—	—
	75,000	25,000	$15.69	01/23/2018	15,000	(3)	$84,150	—	—

Matthew W. Appel	—	60,000	$2.00	09/23/2020	—		—	—	—
	25,000	75,000	$2.37	02/26/2020	—		—	—	—
	50,000	50,000	$4.01	05/27/2019	15,000	(4)	$84,150	—	—

Gilbert P. Hollander	—	55,000	$2.00	09/23/2020	—		—	—	—
	17,500	52,500	$2.37	02/26/2020	—		—	—	—
	28,000	28,000	$26.14	09/16/2018	—		—	—	—
	41,250	13,750	$21.29	11/14/2017	3,000	(5)	$16,830	—	—
	10,000	—	$27.89	09/14/2016	—		—	—	—
	15,000	—	$27.24	08/29/2016	—		—	—	—
	25,000	—	$24.10	05/05/2016	—		—	—	—
	10,000	—	$27.52	09/06/2015	—		—	—	—
	10,000	—	$26.33	01/10/2015	—		—	—	—
	10,000	—	$27.44	07/21/2014	—		—	—	—
	8,524	—	$23.23	07/22/2013	—		—	—	—

Richard Lennox	—	55,000	$2.00	09/23/2020	—		—	—	—
	17,500	52,500	$2.37	02/26/2020	—		—	—	—
	12,500	37,500	$5.66	08/17/2019	15,000	(6)	$84,150	—	—

John Legg	—	35,000	$2.00	08/30/2020	—		—	—	—

(1)
Based on the closing price of the Company's Common Stock as reported on the New York Stock Exchange on July 31, 2011.

(2)
Represents time-vesting restricted stock units granted on September 23, 2010 that vest as to 100% of the shares covered thereby on the anniversary of the grant date as follows: Year 1–0%; Year 2–25%; Year 3–25%; Year 4–50%. In the event of a change in control of the Company, these restricted stock units will vest immediately.

(3)
Represents time-vesting restricted stock units granted on January 23, 2008 that vest as to 100% of the shares covered thereby on the anniversary of the grant date as follows: Year 1–0%, Year 2–25%, Year 3–25%, Year 4–50%. In the event of a change in control of the Company, these restricted stock units will vest immediately.

(4)
Represents time-vesting restricted stock units granted on May 27, 2009 that vest as to 100% of the shares covered thereby on the anniversary of the grant date as follows: Year 1–0%, Year 2–25%, Year 3–25%, Year 4–50%. In the event of a change in control of the Company, these restricted stock units will vest immediately.

(5)
Represents time-vesting restricted stock units granted on November 14, 2007 that vest as to 100% of the shares covered thereby on the anniversary date of grant as follows: Year 1–0%, Year 2–25%, Year 3–25%, Year 4–50%. In the event of a change in control of the Company, these restricted stock units will vest immediately.

(6)
Represents time-vesting restricted stock units granted on August 17, 2009 that vest as to 100% of the shares covered thereby on the anniversary of the grant date as follows: Year 1–0%, Year 2–25%, Year 3–25%, Year 4–50%. In the event of a change in control of the Company, these restricted stock units will vest immediately.

Options Vesting Schedule

        The stock option awards reflected in the table above that were not fully vested as of July 31, 2011 have the following vesting schedules:

Expiration Date as Reflected in Table	Original Grant Date	Vesting Schedule

September 23, 2020	September 23, 2010	25% on each of September 23, 2011, 2012, 2013 and 2014

August 30, 2020	August 30, 2010	25% on each of August 30, 2011, 2012, 2013 and 2014

February 26, 2020	February 26, 2010	25% vested; 25% on each of February 26, 2012, 2013 and 2014

August 17, 2019	August 17, 2009	25% vested; 25% on each of August 17, 2011, 2012 and 2013

May 27, 2019	May 27, 2009	50% vested; 25% on each of May 27, 2012 and 2013

September 16, 2018	September 16, 2008	50% vested; 25% on each of September 16, 2011 and 2012

January 23, 2018	January 23, 2008	75% vested; 25% on January 23, 2012

November 14, 2017	November 14, 2007	75% vested; 25% on November 14, 2011

Options Exercised and Stock Vested in Fiscal Year 2011

        This table shows the number and value of restricted stock units that vested and the number and value of stock options exercised by the named executive officers in Fiscal Year 2011.

	Option		Stock Awards

Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting	Value Realized on Vesting(1) ($)

Theo Killion	—	—	7,500	$36,375

Matthew W. Appel	—	—	5,000	$28,850

Gilbert P. Hollander	—	—	1,500	$4,650

Richard Lennox	—	—	—	—

John Legg	—	—	—	—

(1)
These amounts represent the fair market value of the shares acquired on vesting, based on the closing market price of the Company's Common Stock as reported on the New York Stock Exchange on the applicable vesting date.

Potential Payments Upon a Termination or Change in Control

        Each of Messrs. Killion, Appel, Hollander and Lennox has an employment security agreement. Under the employment security agreements, if the employment of a participating employee is terminated by the Company without cause or by the employee with good reason, the employee will be entitled to receive (1) a payment ranging from one to up to two times the employee's current annual base salary and two times the employee's average earned bonus for the prior three years, in the case of Mr. Killion, one and one half times base salary and (2) continued coverage under various Company employee benefit plans for a period of up to 2 years. In the event of a termination of employment of a participating employee in connection with a change in control of the Company, the employee will be entitled to receive (1) a payment of up to three times the employee's current annual base salary and three times the employee's average earned bonus for the prior three years (or target bonus in the case of one named executive officer), (2) continued coverage under various Company employee benefit plans for a period of up to 36 months, and (3) vesting of all outstanding equity awards held by the employee.

        Change in control related benefits are paid only in the event of a "double trigger" situation in which the change in control is followed by a qualifying termination of employment, defined to include involuntary termination without "cause" or a "qualifying voluntary termination", other than accelerated vesting of equity awards which occurs upon a change in control. Under the employment security agreements, the termination must occur within the period beginning six months prior to the change in control and ending 24 months after the change in control.

        In accordance with Mr. Legg's offer letter and the Zale Executive Severance Plan regarding benefits continuation, if employment is terminated by the Company without cause or by the employee with good reason, Mr. Legg is entitled to receive (1) a payment of 9 months his current annual base salary, and (2) continued coverage under various Company employee benefit plans for a period of up to 26 weeks. In the event of a change in control, Mr. Legg is additionally entitled to vesting of all outstanding equity awards held by the company.

        For these purposes, a "change in control" means: (1) the acquisition by any person of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of 30% (or, in some cases, 50%) or more the Company's voting stock; (2) the majority of the Company's Board of Directors consists of individuals other than the Company's current directors or any new director whose election was supported by two-thirds of the directors who then comprise the Board; (3) the adoption of any plan of liquidation providing for a distribution of all or substantially all of the Company's assets; or (4) the disposition of all or substantially all of the Company's assets or business through a merger, consolidation or other transaction (unless the stockholders of the Company immediately prior to such transaction own in substantially the same proportion all of the voting stock of the surviving entity), the Company combines with another company and is the surviving corporation, but immediately after the combination, the stockholders of the Company immediately prior to the combination own 50% or less of the voting stock of the combined company.

        For these purposes, "cause" means: (1) indictment for a felony or a crime involving moral turpitude; (2) commission of an act constituting fraud, deceit or material misrepresentation with respect to the Company; (3) recurrent use of alcohol or prescribed medications at work or otherwise or the use of any illegal substances, in any case resulting in impaired job performance as determined by the Company in its sole discretion; (4) embezzlement of Company assets or funds; or (5) commission of a negligent or willful act or omission, in the case of items (2), (4) or (5), that causes material detriment to the Company.

        For these purposes, a "qualifying voluntary termination" in connection with a change in control means a voluntary termination after any of the following: (1) assignment to the executive officer of duties inconsistent with the executive officer's position or a reduction in duties; (2) a reduction of the executive officer's base salary or bonus eligibility; (3) movement of the Company's executive offices or a required relocation of the executive officer outside of the Dallas/Fort Worth, Texas area; (4) the Company's failure to continue in effect any Company sponsored 401 (k), incentive compensation or expense reimbursement plan that is in effect on the date of the change in control (or replacement plans that provide the same or more favorable benefits); (5) any material breach by the Company of the employment security agreement or (6) any failure by the Company to obtain the assumption of the employment security agreement by a successor company.

        In connection with the receipt of the benefits described above following a termination of employment, a named executive officer will be subject to customary non-competition and non-solicitation for a period of up to three years following termination of employment, as well as continuing confidentiality provisions.

        For a further discussion of the Company's severance and change in control benefits, including a discussion of the Company's reasons for providing such benefits, see "Compensation Discussion and Analysis—Severance and Change in Control Benefits" above.

        The following tables provide the potential payouts to each of Messrs. Killion, Appel, Hollander, Lennox and Legg under various termination of employment scenarios, assuming each such officer's employment was terminated on July 31, 2011.

Theo Killion

Benefits and Payments	Termination For Cause	Voluntary Termination	Death	Disability	Termination without Cause or Qualifying Voluntary Termination	Change in Control Termination

Cash Severance	—	—	$800,000	$800,000	$1,200,000	$2,883,671

Accelerated vesting of:

Stock Options(1)	—	—	—	—	—	$965,000

Time-Vesting RSU's	—	—	—	—	—	$645,150

Performance-Based RSU's	—	—	—	—	—	—

Continuation of Benefits	—	—	—	$9,379	$14,068	$28,136

280G Excise Tax Gross-Up	—	—	—	—	—	—

Total:	—	—	$800,000	$809,379	$1,214,068	$4,521,957

(1)
As of July 31, 2011, the exercise price of certain stock options held by Mr. Killion exceeded the closing price of the Common Stock. Accordingly, no amounts have been reflected with respect to the accelerated vesting of these stock options in the event of a change in control. See "Outstanding Equity Awards" above for a complete listing of the stock options held by Mr. Killion.

Matthew W. Appel

Benefits and Payments	Termination For Cause	Voluntary Termination	Death	Disability	Termination without Cause or Qualifying Voluntary Termination	Change in Control Termination

Cash Severance	—	—	$540,000	$540,000	$616,375	$1,849,125

Accelerated vesting of:

Stock Options	—	—	—	—	—	$539,600

Time-Vesting RSU's	—	—	—	—	—	$84,150

Performance-Based RSU's	—	—	—	—	—	—

Continuation of Benefits	—	—	—	$6,930	$6,930	$20,789

280G Excise Tax Gross-Up	—	—	—	—	—	—

Total:	—	—	$540,000	$546,930	$623,305	$2,493,664

Gilbert P. Hollander

Benefits and Payments	Termination For Cause	Voluntary Termination	Death	Disability	Termination without Cause or Qualifying Voluntary Termination	Change in Control Termination

Cash Severance	—	—	$495,000	$495,000	$1,141,972	$2,598,750

Accelerated vesting of:

Stock Options(1)	—	—	—	—	—	$368,650

Time-Vesting RSU's	—	—	—	—	—	$16,830

Performance-Based RSU's	—	—	—	—	—	—

Continuation of Benefits	—	—	—	$9,379	$18,757	$28,136

280G Excise Tax Gross-Up	—	—	—	—	—	—

Total:	—	—	$495,000	$504,397	$1,160,729	$3,012,366

(1)
As of July 31, 2011, the exercise price of certain stock options held by Mr. Hollander exceeded the closing price of the Common Stock. Accordingly, no amounts have been reflected with respect to the accelerated vesting of these stock options in the event of a change in control. See "Outstanding Equity Awards" above for a complete listing of the stock options held by Mr. Hollander.

Richard Lennox

Benefits and Payments	Termination For Cause	Voluntary Termination	Death	Disability	Termination without Cause or Qualifying Voluntary Termination	Change in Control Termination

Cash Severance	—	—	$390,000	$390,000	$453,375	$680,063

Accelerated vesting of:

Stock Options(1)	—	—	—	—	—	$368,650

Time-Vesting RSU's	—	—	—	—	—	$84,150

Performance-Based RSU's	—	—	—	—	—	—

Continuation of Benefits	—	—	—	$9,379	$9,379	$14,068

280G Excise Tax Gross-Up	—	—	—	—	—	—

Total:	—	—	$390,000	$399,379	$462,754	$1,146,931

(1)
As of July 31, 2011, the exercise price of certain stock options held by Mr. Lennox exceeded the closing price of the Common Stock. Accordingly, no amounts have been reflected with respect to the accelerated vesting of these stock options in the event of a change in control. See "Outstanding Equity Awards" above for a complete listing of the stock options held by Mr. Lennox.

John Legg

Benefits and Payments	Termination For Cause	Voluntary Termination	Death	Disability	Termination without Cause or Qualifying Voluntary Termination	Change in Control Termination

Cash Severance	—	—	—	$180,000	$180,000	$180,000

Accelerated vesting of:

Stock Options	—	—	—	—	—	$126,350

Time-Vesting RSU's	—	—	—	—	—	—

Performance-Based RSU's	—	—	—	—	—	—

Continuation of Benefits	—	—	—	—	$4,689	$4,689

280G Excise Tax Gross-Up	—	—	—	—	—	—

Total:	—	—	—	$180,000	$184,689	$311,039

 DIRECTOR COMPENSATION

        The following table summarizes total compensation awarded to, earned by or paid to each of the Company's non-employee directors during Fiscal Year 2011.

Name	Fees Earned or Paid In Cash ($)	Stock Awards ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
John B. Lowe, Jr.	$128,250	—	$19,260	—	—	—	$147,510
Yuval Braverman	$106,864	—	$19,260	—	—	—	$126,124
Richard C. Breeden(2)	$33,870	—	—	—	—	—	$33,870
James M. Cotter(2)	$33,870	—	—	—	—	—	$33,870
David F. Dyer(3)	$41,895	—	$21,058	—	—	—	$62,953
Kenneth B. Gilman(4)	$78,994	—	$81,194	—	—	—	$160,188
Stefan L. Kaluzny(5)	—	—	—	—	—	—	—
Peter Morrow(5)	—	—	—	—	—	—	—
Charles M. Sonsteby(3)	$75,235	—	$19,260	—	—	—	$94,495

(1)
The amounts reported reflect the grant date fair value of stock option awards granted to the non-employee directors in Fiscal Year 2011, as determined in accordance with ASC 718. Stock options have a term of 10 years and become exercisable one year from the grant date. See "Stock-Based Compensation" in the notes to the Company's consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended July 31, 2011 for a description of assumptions made by the Company in valuing the stock options.

(2)
Under the governing documents of Breeden Partners and related investment funds, compensation received by Messrs. Breeden and Cotter for service as directors of the Company is turned over to the investment funds. Messrs. Breeden and Cotter have no interest in such compensation other than to the extent of their pro rata ownership interest in the investment funds. Effective September 23, 2010, Messrs. Breeden and Cotter resigned from the Board of Directors.

(3)
Effective February 22, 2011, Mr. Sonsteby resigned from the Board of Directors and Mr. Dyer was elected to serve as a member of the Board of Directors.

(4)
Effective September 23, 2010, Mr. Gilman was elected to serve as a member of the Board of Directors.

(5)
Under the terms of the Warrant Agreement, Messrs. Kaluzny and Morrow were not entitled to receive any compensation in connection with their service as directors of the Company.

Summary of Director Compensation

        During Fiscal Year 2011, each independent non-employee director received an annual retainer of $75,000. If an independent non-employee director attends 20 Board and committee meetings during any fiscal year, the director will begin to receive fees for each additional meeting attended at the rate of $1,500 for each additional in person meeting and $1,000 for each additional telephonic meeting. The Chairman of each committee of the Board Directors receives an additional retainer fee of $20,000. Independent non-employee directors also receive an annual grant of 10,000 stock options.

        In September 2010, Kenneth B. Gilman was elected to serve as a member of the Board of Directors. In connection with Mr. Gilman's election to the Board, he received a grant of 50,000 stock options as a one-time additional director's fee. The options have an exercise price of $1.99 per share, equal to the market price on the date of grant, and become exercisable on the first anniversary of the grant date.

Director Indemnification Arrangements

        The Company has entered into indemnification agreements with each of the directors of the Company, agreeing to indemnify such persons against expenses, judgments, fines and amounts paid in settlement of, or incurred in connection with, any threatened, pending or completed action, suit or proceeding in which the director was or is, or is threatened to be made, a party by reason of his or her service as a director, officer, employee or agent of the Company, provided that the director acted in good faith and in a manner he or she reasonably believed to be in the best interest of the Company and, with respect to any criminal action or proceeding, provided he or she had reasonable cause to believe such actions were lawful. Each indemnification agreement also provides for the advance of expenses incurred by the director in defending any proceeding. The Company expects to enter into similar agreements with new directors elected in the future.

Litigation Matters

        In November 2009, the Company and four former officers, Neal L. Goldberg, Rodney Carter, Mary E. Burton and Cynthia T. Gordon, were named as defendants in two purported class-action lawsuits filed in the United States District Court for the Northern District of Texas. On August 9, 2010, the two lawsuits were consolidated into one consolidated lawsuit, which alleged various violations of securities laws arising from the financial statement errors that led to the restatement completed by the Company as part of its Annual Report on Form 10-K for the fiscal year ended July 31, 2009. On October 8, 2010, the Company and the former officers moved to dismiss the consolidated lawsuit. On April 7, 2011, the Court granted the motion to dismiss, and permitted the plaintiffs a chance to re-plead. The plaintiffs filed their amended consolidated class action complaint on May 23, 2011. The Company and the former officers challenged the amended consolidated class action complaint for failing to overcome the pleading deficiencies of the previous complaint. The Court agreed, and dismissed the action with prejudice on August 1, 2011 and an order was entered. Plaintiffs have appealed the dismissal.

        In December 2009, the Directors of the Company and four former officers, Neal L. Goldberg, Rodney Carter, Mary E. Burton and Cynthia T. Gordon, were named as defendants in a derivative action lawsuit brought on behalf of the Company by a shareholder in the County Court of Dallas County, Texas. The suit alleges various breaches of fiduciary and other duties by the defendants that generally are related to the financial statement errors described above. In addition, the Board of Directors has received demands from two shareholders requesting that the Board of Directors take action against each of the individuals named in the derivative lawsuit to recover damages for the alleged breaches. The lawsuit requests unspecified damages and costs. The lawsuit has been stayed pending developments in the consolidated federal lawsuit described above. In light of the dismissal of the above lawsuit, Plaintiffs have agreed to dismiss this action without prejudice.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Company's Compensation Committee is made up of non-employee directors who have neither served as officers of nor been employed by the Company or any of its subsidiaries or affiliates. None of the Company's executive officers serve on the board of directors of any company of which any director of the Company serves as executive officer.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who beneficially own more than ten percent (10%) of any class of the Company's equity securities, to file with the SEC initial reports ("Form 3") of beneficial ownership and reports of changes ("Form 4" and "Form 5") in beneficial ownership of Common Stock and other equity securities of the Company. Executive officers, directors and beneficial owners of greater than ten percent (10%) of the outstanding

Common Stock are required to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations from the Company's directors and executive officers that no other reports were required, all of the Company's executive officers, directors and beneficial owners of greater than ten percent (10%) of the outstanding Common Stock complied with the Section 16(a) filing requirements for Fiscal Year 2011, except that a Form 4 relating to the grant of stock options to Kenneth B. Gilman was inadvertently filed late.

AUDIT COMMITTEE REPORT

        The members of the Audit Committee are David F. Dyer, Kenneth B. Gilman and John B. Lowe, Jr. The Board of Directors has determined that during Fiscal Year 2011, each member of the Audit Committee was independent under the rules of the NYSE and that each current member is independent. The Audit Committee acts under a written charter adopted by the Board of Directors that sets forth its responsibilities and duties as well as requirements for the Audit Committee's composition and meetings. A copy of the charter is available on the Company's corporate web site at www.zalecorp.com under the heading "About Zale Corporation—Corporate Governance."

        The Audit Committee has reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended July 31, 2011.

        The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, and issued by the Auditing Standards Board of the American Institute of Certified Public Accountants ("AICPA"), and as adopted by the Public Company Accounting Oversight Board ("PCAOB") in Rule 3200T.

        The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, and issued by the Independence Standards Board of the AICPA, which has been adopted by the PCAOB in Rule 3600T, and has discussed with the auditors their independence. The Audit Committee has also considered the fees billed by Ernst & Young LLP during the last fiscal year for audit and non-audit services to the Company, which are set forth below, and has determined that the provision of the non-audit services are compatible with the firm's independence.

        Based on the reviews and the discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2011, for filing with the SEC.

        The foregoing report is furnished by the members of the Audit Committee:

Kenneth B. Gilman, Chairman David F. Dyer John B. Lowe, Jr.

        The information contained in the Audit Committee Report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

Independent Registered Public Accounting Firm

        Audit Fees.    Audit fees billed by Ernst & Young LLP totaled $1,787,000 in Fiscal Year 2011 and $1,809,166 in Fiscal Year 2010. Audit fees include fees associated with the annual audits of the Company's consolidated financial statements, reviews of the Company's quarterly reports on Form 10-Q, and accounting consultations associated with new agreements executed in Fiscal Year 2011 and Fiscal Year 2010.

        Audit-Related Fees.    Audit-related fees billed by Ernst & Young LLP totaled $199,000 in Fiscal Year 2011 and $209,000 in Fiscal Year 2010. Audit-related fees include fees associated with the annual audits of the financial statements of certain employee benefit plans and the statutory audits of the financial statements of the Company's insurance subsidiaries.

        Tax Fees.    Fees billed by Ernst & Young LLP for tax services were $158,800 in Fiscal Year 2011 and $689,373 in Fiscal Year 2010. These fees related to tax compliance.

        All Other Fees.    No other fees were billed by Ernst & Young LLP for other services not included above in Fiscal Year 2011 or Fiscal Year 2010.

        In addition to retaining Ernst & Young LLP to audit the Company's consolidated financial statements in Fiscal Year 2011, the Company retained Ernst & Young LLP and other accounting and consulting firms to provide advisory, auditing and consulting services in Fiscal Year 2011. The Company's Audit Committee pre-approves all non-audit work performed by Ernst & Young LLP on an item-by-item basis, such as assistance with day-to-day federal, state and international tax issues, as well as compensation and employee benefit issues. In the case of such tax-related services, those members of the Company's management team responsible for engaging Ernst & Young LLP to perform such services must report specific engagements to the Audit Committee at each meeting of the Audit Committee.

 PROPOSAL NO. 2:

APPROVAL OF THE ZALE CORPORATION
2011 OMNIBUS INCENTIVE PLAN

        On September 23, 2011, the Board of Directors of the Company adopted the 2011 Omnibus Incentive Plan ("2011 Incentive Plan"), subject to approval of the Company's stockholders. The 2011 Incentive Plan provides for the grant to officers, employees, and other service providers of the Company and its affiliates (as defined in the 2011 Incentive Plan) of options to purchase shares of Common Stock and other awards, which awards may be stock options (both incentive stock options ("ISOs") and non-qualified stock options ("NQSOs")(collectively, "Options"), stock appreciation rights ("SARs"), restricted stock awards ("Restricted Stock Awards"), restricted stock units ("RSUs"), incentive awards ("Incentive Awards"), other stock awards ("Stock-Based Awards"), dividend equivalents ("Dividend Equivalents") and cash awards ("Cash Awards")(collectively, "Awards"). The 2011 Incentive Plan is designed to replace the Zale Corporation 2003 Stock Incentive Plan (the "2003 Incentive Plan") and the Zale Corporation Non-Employee Director Equity Compensation Plan (the "Director Plan"). Existing awards previously granted under the 2003 Incentive Plan and the Director Plan will continue to remain outstanding in accordance with their terms; however, all future awards will be made under the 2011 Incentive Plan.

        The Board of Directors is asking the Company's stockholders to approve the 2011 Incentive Plan to enable the Company to issue ISOs under Section 422 of the Code, and to qualify certain Awards as "performance-based compensation" under Section 162(m) of the Code. In addition, the NYSE, on which the shares of Common Stock are listed, requires stockholder approval of the 2011 Incentive Plan.

        A summary of the principal features of the 2011 Incentive Plan is set forth below. This summary is qualified in its entirety by reference to the full text of the 2011 Incentive Plan, which is attached as Appendix A to this proxy statement.

        The Company's Board of Directors unanimously recommends that you vote FOR approval of the 2011 Incentive Plan.

General Plan Information

        The Plan is intended to permit the grant of Options (both ISOs and NQSOs), SARs, Restricted Stock Awards, RSUs, Incentive Awards, Stock-Based Awards, Dividend Equivalents and Cash Awards. All Awards granted under the 2011 Incentive Plan will be governed by separate written or electronic agreements between the Company and the participants. The separate agreements will specify the terms and conditions of the Award. No right or interest of a participant in any Award will be subject to any lien, obligation or liability of the participant. The laws of the State of Delaware govern the 2011 Incentive Plan and any Awards granted thereunder. The 2011 Incentive Plan is unfunded, and we will not segregate any assets to cover grants of Awards under the 2011 Incentive Plan.

        No Awards may be granted on or after ten years following the date the 2011 Incentive Plan was approved by the Company's Board of Directors. No Awards will become exercisable, vested, earned or payable under the 2011 Incentive Plan unless and until the stockholders approve the 2011 Incentive Plan.

Administration

        We will bear all expenses of administering the 2011 Incentive Plan. Our Compensation Committee will administer the 2011 Incentive Plan and has the authority to grant Awards to such persons and upon such terms and conditions (not inconsistent with the provisions of the 2011 Incentive Plan) as it may consider appropriate. Our Compensation Committee may act through subcommittees or, with respect to Awards granted to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and Awards which are not intended to constitute "performance-based compensation", one or more of our officers. The Compensation Committee may, in it its discretion, accelerate the time at which any Award may be exercised, become transferable or nonforfeitable or become earned and settled including, without limitation, (i) in the event of the participant's death, disability, retirement or involuntary termination of employment or service (including a voluntary termination of employment or service for good reason) or (ii) in connection with a Change in Control (as defined in the 2011 Incentive Plan).

Eligibility for Participation

        Any of our employees or service providers, employees or service providers of our Affiliates (as defined in the 2011 Incentive Plan), and non-employee members of our Board of Directors or of any Board of Directors of our Affiliates is eligible to receive an Award under the 2011 Incentive Plan. However, ISOs may only be granted to employees of the Company or one of our Affiliates.

Shares Subject to Plan

        The maximum aggregate number of shares of our Common Stock which may be subject to Awards under the 2011 Incentive Plan is (i) 2,385,000 shares of Common Stock minus (ii) that number of shares of Common Stock that are represented by Awards which were granted after July 31, 2011 under the 2003 Incentive and the Director Plan. If after July 31, 2011 awards granted under the 2003 Incentive Plan or the Director Plan subsequently expire or otherwise lapse, are terminated or forfeited or are settled in cash, or are exchanged, with the Committee's permission, for awards (or Awards under the 2011 Incentive Plan) not covering shares of Common Stock, the shares of Common Stock subject to such awards (or awards under the 2011 Incentive Plan) shall be added to the maximum aggregate number of shares of Common Stock to which Awards may be subject under the 2011 Incentive Plan.

        No further Awards will be granted under the 2003 Incentive Plan or the Director Plan after the effective date of the 2011 Incentive Plan. The maximum aggregate number of shares of our Common Stock that may be subject to Awards under the 2011 Incentive Plan may be subject to Options.

        Except as described below, each share issued in connection with an Award will reduce the number of shares available under the 2011 Incentive Plan by one. Each share covered under a stock-settled SAR will not reduce the number of shares available under the 2011 Incentive Plan if the share of Common Stock is not actually issued upon settlement of the stock-settled SAR.

        Shares not issued as a result of a net settlement of an Award, tendered to pay the exercise or purchase price or withholding taxes relating to an Award, or purchased on the open market with the proceeds of the exercise or purchase price of an Award shall again be available for Awards under the 2011 Incentive Plan.

        Notwithstanding the foregoing, the maximum aggregate number of shares of our Common Stock that may be subject to Awards under the 2011 Incentive Plan, and the maximum aggregate number of shares of our Common Stock that may be subject to Options, will not be reduced by (i) substitute Awards with respect to our shares of Common Stock that are granted to participants who become employed with the Company or its Affiliates in connection with a corporate transaction or other appropriate event or (ii) Awards with respect to shares of our Common Stock that become available for grant under a shareholder-approved plan of an acquired company (subject in both cases to applicable stock exchange requirements).

        In any consecutive rolling 36-month period, no participant may be granted Options, SARs or other Stock-Based Awards in the nature of purchase rights, that relate to more than 1.5 million shares of our Common Stock. For these purposes, an Option and its corresponding SAR will be counted as a single Award.

        In any consecutive rolling 36-month period, no participant may be granted "Full Value Awards" (collectively, all Awards other than Options, SARs or other Stock Based-Awards in the nature of purchase rights) that are intended to constitute "performance-based compensation" that relates to more than one million shares of our Common Stock. For any Full Value Award that is intended to constitute

"performance-based compensation" and that is stated with reference to a specific dollar limit, the maximum amount payable with respect to any 12-month performance period to any one participant is $1.8 million (pro-rated up or down for performance periods greater or less than 12 months).

        For any Cash Awards that are intended to constitute annual incentive awards, the maximum amount that may be earned and become payable to any one participant with respect to any 12-month period is $2 million.

        Notwithstanding the foregoing, (i) if any Award is denominated in shares of Common Stock but an equivalent amount of cash is delivered in lieu of delivery of shares of Common Stock, or a Cash Award is denominated in cash but an equivalent number of shares of Common Stock are delivered in lieu of delivery of cash, the foregoing limits will be applied based on the methodology used by the Compensation Committee to convert the number of shares of Common Stock to cash, or the cash into shares of Common Stock, and (ii) any adjustment in the number of shares of Common Stock or cash delivered to reflect actual or deemed investment experience shall be disregarded.

        The maximum number of shares of Common Stock that may be issued pursuant to Awards or specific types of Awards, the per individual limits on Awards and the terms of outstanding Awards will be adjusted as is equitably required in the event of corporate transactions and other appropriate events.

Awards

  Options

        An Option entitles the participant to purchase from the Company a stated number of shares of Common Stock. The exercise price per share of Common Stock underlying any Option may not be less than the fair market value of a share of Common Stock on the date the Option is granted. With respect to an ISO granted to a participant who, at the time of grant, beneficially owns more than 10% of the combined voting power of the Company or any of our Affiliates (determined by applying certain attribution rules), the exercise price per share may not be less than 110% of the fair market value of the Common Stock on the date the Option is granted. The exercise price may be paid in cash or, if the written or electronic agreement so provides, our Compensation Committee may allow a participant to pay all or part of the exercise price by tendering shares of Common Stock, by a broker-assisted cashless exercise, by means of a "net exercise" procedure, or by any other specified medium of payment. In the case of ISOs, the aggregate fair market value (determined as of the date of grant) of the Common Stock with respect to which an ISO may become exercisable for the first time during any calendar year cannot exceed $1,000,000; and if this limitation is exceeded, the ISOs which cause the limitation to be exceeded will be treated as NQSOs.

  SARs

        An SAR entitles the participant to receive, upon exercise, the excess of the fair market value on that date of each share of Common Stock subject to the exercised portion of the SAR over the fair market value of each such share on the date of the grant of the SAR. An SAR can be granted alone or in tandem with an Option. An SAR granted in tandem with an Option is called a Corresponding SAR and entitles the participant to exercise the Option or the SAR, at which time the other tandem Award expires with respect to the number of shares being exercised. No participant may be granted Corresponding SARs in tandem with ISOs which are first exercisable in any calendar year for shares of Common Stock having an aggregate fair market value (determined as of the date of grant) that exceeds $100,000. A Corresponding SAR may be exercised only to the extent that the related Option is exercisable, and no SAR is exercisable unless the fair market value of the Common Stock at the time of exercise exceeds the fair market value of the Common Stock as of the date of grant of the SAR. As set forth in the written or electronic agreement, the amount payable as a result of the exercise of an SAR may be settled in cash, shares of Common Stock or a combination of each.

  Restricted Stock Awards

        A Restricted Stock Award is the grant or sale of shares of Common Stock, which may be subject to forfeiture for a period of time or subject to certain conditions. If the Restricted Stock Award is subject to forfeiture, prior to forfeiture, the participant will have all rights of a stockholder with respect to the shares of Common Stock subject to a Restricted Stock Award, including the right to vote the shares, provided, however, the participant may not transfer the shares while they are subject to forfeiture. Unless otherwise set forth in the agreement relating to a Restricted Stock Award, Restricted Stock Awards granted to non-employee directors of the Company may only become nonforfeitable and transferable if the non-employee director serves continuously on the Board from the date of grant until the one-year anniversary date of grant or, if earlier, the date of the next annual meeting of stockholders of the Company following the date of grant.

        To the extent deemed necessary by the Compensation Committee (or as described below under "Dividends and Dividend Equivalents on Performance-Based Awards"), dividends payable with respect to a Restricted Stock Award may accumulate (without interest) and become payable in cash or shares of our Common Stock at the time and to the extent that the portion of the Restricted Stock Award to which the dividends relate has become transferable and nonforfeitable. In lieu of retaining the certificates evidencing the shares, we may hold the certificates evidencing the shares in escrow or record the certificates evidencing the shares as outstanding by notation on our stock records. If a participant must pay for a Restricted Stock Award, the participant may pay the purchase price in cash or, if the agreement so provides, our Compensation Committee may allow a participant to pay all or part of the purchase price by tendering shares of Common Stock, by means of a "net exercise" procedure, or by any other specified medium of payment.

  RSUs

        An RSU entitles the participant to receive, upon vesting, shares of our Common Stock (or as otherwise determined by the Compensation Committee and set forth in the applicable agreement, the equivalent fair market value of shares of our Common Stock in cash). We will deliver to the participant one share of Common Stock (or, if applicable, the fair market value of one share of Common Stock in cash) for each RSU that becomes earned and payable. Unless otherwise set forth in the agreement relating to an RSU, RSUs granted to non-employee directors of the Company may only become earned and payable if the non-employee director serves continuously on the Board from the date of grant until the one-year anniversary of the date of grant or, if earlier, that date of the next annual meeting of stockholders of the Company following the date of grant. No participant shall have any rights of a stockholder with respect to an RSU unless and until the underlying shares of Common Stock are issued, nor will any participant receive Dividend Equivalents solely as a result of receiving a grant of RSUs. The Compensation Committee may, in its sole discretion, grant Dividend Equivalents in connection with a grant of RSUs.

  Incentive Awards

        An Incentive Award entitles the participant to receive cash or shares of our Common Stock when certain conditions are met. As set forth in the participant's agreement, an Incentive Award may be paid in cash, shares of Common Stock or a combination of each. No participant shall have any rights of a stockholder with respect to shares of our Common Stock underlying an Incentive Award unless and until the underlying shares of Common Stock are issued.

  Stock-Based Awards

        Stock-Based Awards may be denominated or payable in, valued by reference to or otherwise based on shares of Common Stock, including Awards convertible or exchangeable into shares of Common Stock (or the cash value thereof). The purchase price for the Common Stock under any Stock-Based Award in the nature of a purchase right may not be less than the fair market value of the shares of the Common Stock as of the date the Award is granted. Unless the Compensation Committee or the agreement relating to a Stock-Based Award provides otherwise, Stock-Based Awards will be vested, exercisable or earned and payable upon the date of grant.

        Our Compensation Committee is also authorized under the 2011 Incentive Plan to grant shares of Common Stock as a bonus, or to grant shares of Common Stock or other awards in lieu of other obligations of the Company or any of our Affiliates to pay cash or to deliver other property under the 2011 Incentive Plan or under any other plans or compensatory arrangements of the Company or any of our Affiliates.

  Dividend Equivalents

        A Dividend Equivalent is an award that entitles the participant to receive cash, shares of Common Stock, other awards or other property equal in value to all or a specified portion of dividends paid with respect to shares of our Common Stock. Except as described below under "Dividends and Dividend Equivalents on Performance-Based Awards", Dividend Equivalents may be paid or distributed when accrued or deemed to have been reinvested in additional shares of Common Stock, other awards or other investment vehicles, subject to restrictions on transferability, risk of forfeiture and any other terms set forth in the agreement for the Award. However, no Dividend Equivalents may be granted in connection with Options, SARs or Stock-Based Awards in the nature of purchase rights.

  Cash Awards

        A Cash Award is an award stated with reference to a specified dollar amount which, subject to terms and conditions that may be prescribed by the Compensation Committee or set forth in the agreement for the Cash Award, entitles the participant to receive cash from the Company. Cash Awards may be granted as an element of or a supplement to any other Award under the 2011 Incentive Plan or as a stand-alone Cash Award. Unless the Compensation Committee or the agreement relating to a Cash Award provides otherwise, Cash Awards will be vested and payable upon the date of grant.

Effect of Termination of Employment on Awards

Time-Vesting Awards

        If a participant terminates employment or service due to death or disability, any unexercised Options, SARs or Stock-Based Awards in the nature of purchase rights granted to the participant will become fully exercisable and may be exercised by the participant (or the participant's transferee if applicable), to the extent then exercisable, until 12 months after termination of employment or service or, if earlier, the expiration of the stated term of the Award, unless the agreement for such Award provides otherwise. Any vested portion of such Award that remains unexercised after the expiration of such period shall terminate with no further compensation due to the participant. If a participant terminates employment or service due to death or disability, any outstanding Full Value Award granted to the participant will become nonforfeitable and transferable or earned and payable in full, unless the agreement for such Award provides otherwise. Any vested portion of any such Option, SAR or Stock-Based Award that remains unexercised after the expiration of such period shall terminate with no further compensation due to the participant.

        If a participant terminates employment or service due to retirement, any unexercised Options, SARs, Stock-Based Awards in the nature of purchase rights or Full Value Awards granted to the participant will continue to vest and become exercisable, nonforfeitable and transferable or earned and payable, as applicable, pursuant to their terms (as if the participant had remained employed or in service), unless the agreement for such Award provides otherwise. Any such unexercised Options, SARs, Stock-Based Awards may be exercised by the participant (or the participant's transferee if applicable), to the extent then exercisable, until 12 months after termination of employment or service or, if earlier, the expiration of the stated term of the Award, unless the agreement for such Award provides otherwise. However, a participant's Options, SARs, Stock-Based Awards in the nature of purchase rights and Full Value Awards shall only continue to vest and become exercisable, nonforfeitable and transferable or earned and payable, as applicable, following retirement if the participant has delivered a release to the Company and affirms and complies with certain confidentiality, non-solicitation, noncompetition, non-disparagement and other similar covenants. Any vested portion of any such Option, SAR or Stock-Based Award that remains unexercised after the expiration of such period shall terminate with no further compensation due to the participant.

        If a participant's employment or service is terminated by the Company or any Affiliate involuntarily and without cause, any unexercised Options, SARs or other Stock-Based Awards in the nature of purchase rights granted to the participant will continue to vest and become exercisable pursuant to their terms (as if the participant had remained employed or in service) and may thereafter be exercised by the participant (or the participant's transferee if applicable), to the extent then exercisable, until 90 days after termination of employment or service or, if earlier, the expiration of the stated term of the Award, unless the agreement for such Award provides otherwise. Any outstanding Full Value Awards held by a participant at the time of any such termination of employment shall continue to vest and become nonforfeitable and transferable or earned and payable (as if the participant had remained employed or in service), unless specifically provided otherwise in the agreement relating to such Award, with respect to a pro rata portion of the Full Value Award based on the ratio of the total number of days between the grant date and the termination date and the total number of days between the grant date and the date the award would otherwise have been fully vested. However, a participant's Options, SARs, other Stock-Based Awards in the nature of purchase rights and Full Value Awards shall only continue to vest and become exercisable, nonforfeitable and transferable or earned and payable, as applicable, following any such termination of employment if the participant has delivered a release to the Company and affirms and complies with certain confidentiality, non-solicitation, noncompetition, non-disparagement and other similar covenants. Any vested portion of any such Option, SAR or Stock-Based Award that remains unexercised after the expiration of such period shall terminate with no further compensation due to the participant.

        If a participant terminates employment or service for any reason other than those described above, provided the participant's employment or service is not involuntarily terminated for cause, any unexercised Options, SARs or Stock-Based Awards in the nature of purchase rights may be exercised by the participant (or the participant's transferee if applicable), to the extent exercisable as of termination of employment or service (or on such accelerated basis as our Compensation Committee may determine at or after grant), until 90 days after termination of employment or, if earlier, until the expiration of the stated term of such Award, unless the agreement for such Award provides otherwise. Any vested portion of such Award that remains unexercised after the expiration of such period shall terminate with no further compensation due to the participant. Any outstanding Full Value Awards held by a participant at the time of any such termination of employment shall terminate and be forfeited with no further compensation due to the participant, unless the agreement for such Award provides otherwise.

Awards Subject to Achievement of Performance Conditions

        If a participant's employment or service is terminated for any reason other than involuntarily for cause, any unexercised Option, SAR, other Stock-Based Award in the nature of purchase rights or Full Value Award that is to become exercisable, nonforfeitable and transferable or earned and payable based on the achievement of performance conditions will only continue to vest and become exercisable, nonforfeitable and transferable or earned and payable pursuant to its terms (as if the participant had remained employed or in service) based on actual results through the end of the applicable performance period, and then only with respect to a pro rata portion of such Award (with pro rata being that percentage determined by dividing the number of days from the date of grant of the Award to the termination date by the total number of days from the date of grant until the Award would otherwise have become full vested). However, continued vesting of such an Award will not apply if the vesting following the termination date would cause the Award to become subject to Section 409A of the Code or would cause the Award to be out of compliance with Section 409A of the Code. In addition, any such Award shall only continue to vest and become exercisable, nonforfeitable and transferable or earned and payable, as applicable, following termination of employment or service if the participant has delivered a release to the Company and affirms and complies with certain confidentiality, non-solicitation, noncompetition, non-disparagement and other similar covenants.

All Awards

        The unvested portion of an Award will terminate without any further compensation to the participant upon the termination of the participant's employment or service, and all vested Awards will terminate without any further compensation due to the participant, if the participant's employment or service is terminated by the Company or any Affiliate for cause (as defined in the 2011 Incentive Plan).

Performance Objectives and Time-Based Vesting

        Our Compensation Committee has discretion to establish objectively determinable performance conditions for when Awards will become vested, exercisable, nonforfeitable and transferable or earned and payable. Objectively determinable performance conditions generally are performance conditions (a) that are established in writing (i) at the time of grant or (ii) no later than the earlier of (x) 90 days after the beginning of the period of service to which they relate and (y) before the lapse of 25% of the period of service to which they relate; (b) that are uncertain of achievement at the time they are established and (c) the achievement of which is determinable by a third party with knowledge of the relevant facts.

        These performance conditions may be based on one or more or any combination of metrics related to our financial, market or business performance. Performance conditions may be related to a specific customer or group of customers or products or geographic region individually, alternatively or in any combination, subset or component thereof. The form of the performance conditions also may be measured on a company, affiliate, division, business unit, service line, segment, product or geographic basis individually, alternatively or in any combination thereof. Performance goals may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or index or other external measure of the selected performance conditions. Profits, earnings and revenues used for any performance conditions measurement may exclude any extraordinary or nonrecurring items.

        The performance conditions may, but need not, be based upon an increase or positive result under the aforementioned performance conditions and could include, for example and not by way of limitation, maintaining the status quo or limiting the economic losses (measured, in each case, by reference to the specific performance conditions). An Award that is intended to become exercisable, vested, nonforfeitable or transferable or earned or payable on the achievement of performance conditions means that the Award will not become exercisable, vested, nonforfeitable or transferable or earned or payable solely on mere continued employment or service. However, such an Award, in addition to performance conditions, may be subject to continued employment or service by the participant. Additionally, the vesting, exercise or payment of an Award cannot be conditioned on mere continued employment or service or on performance conditions other than those set forth below if the Award is not intended to qualify as performance-based under Section 162(m) of the Code.

        The performance conditions may include any or any combination of the following: (a) net sales; (b) revenue; (c) revenue growth or product revenue growth; (d) operating income (before or after taxes); (e) pre-or after-tax income (before or after the allocation of corporate overhead and bonus); (f) net earnings; (g) earnings per share; (h) net income (before or after taxes); (i) return on equity; (j) total shareholder return; (k) return on assets or net assets; (l) appreciation in and/or maintenance of the price of shares of Common Stock (or any other publicly-traded securities of the Company; (m) market share; (n) gross profits; (o) earnings (including earnings before taxes, before interest and taxes or before interest, taxes, depreciation and amortization); (p) economic value-added models or equivalent metrics; (q) comparisons with various stock market indices; (r) reductions in cost; (s) cash flow or cash flow per share (before or after dividends); (t) return on capital (including return on total capital or return on invested capital); (u) cash flow return on investments; (v) improvement in or attainment of expense levels or working capital levels; (w) operating margin, gross margin or cash margin; (x) year-end cash; (y) debt reduction; (z) shareholder equity; (aa) market shares; (bb) regulatory achievements; and (cc) implementation, completion or attainment of measurable objectives with respect to products or projects and recruiting and maintaining personnel.

        The above performance conditions are intended to permit our Compensation Committee to grant Awards that constitute "performance-based compensation" and are exempt from the $1 million limit on deductible compensation payable in any fiscal year to our Chief Executive Officer or any of our three other highest paid officers, other than our Chief Executive Officer or our Chief Financial Officer.

        The Compensation Committee will have the discretion to select one or more periods of time over which the attainment of one or more of the foregoing performance conditions will be measured for the purpose of determining when an Award will become vested, exercisable or payable except that the performance period may not be less than one year except in the case of newly-hired or newly-promoted employees and, to the extent permitted by the Compensation Committee or set forth in an agreement, in the event of the participant's death, disability, retirement or involuntary termination.

        In determining if the performance conditions have been achieved, the Compensation Committee may adjust the performance targets in the event of any unbudgeted acquisition, divestiture or other unexpected fundamental change in the business of the Company, an Affiliate or business unit or in any product that is material taken as a whole as appropriate to fairly and equitably determine if the Award is to become vested, exercisable, nonforfeitable and transferable or earned and payable only pursuant to the conditions set forth in the Award. Additionally, in determining if such performance conditions have been achieved, the Committee also may adjust the performance targets in the event of any (a) unanticipated asset write-downs or impairment charges, (b) litigation or claim judgments or settlements thereof, (c) changes in tax laws, accounting principles or other laws or provisions affecting reported results, (d) costs and accruals for reorganization or restructuring programs, or extraordinary non-reoccurring items as described in ASC 225-20 Income Statement—Extraordinary and Unusual Items or as described in management's discussion and analysis of the financial condition and results of operations appearing in the Company's Annual Report on Form 10-K for the applicable year or as identified in the financial statements, the notes to the financial statements or other securities law filings (each as defined by generally accepted accounting principles), (e) acquisitions, dispositions or discontinued operations or (f) foreign exchange gains or losses as appropriate to fairly and equitably determine if the Award is to become exercisable, nonforfeitable and transferable or earned and payable only pursuant to the conditions set forth in the Award.

        Unless the applicable agreement relating to an Award provides otherwise, Awards that will vest based solely on continued employment or service will vest with respect to 25% of the underlying shares of Common Stock on each of the first, second, third and fourth anniversaries of the date of grant, subject to exceptions for a Change in Control or the participant's death, disability, retirement or involuntary termination of employment or service (including a voluntary termination of employment or service for good reason).

Form and Timing of Payments

        Payments to be made by us upon the exercise of an Option, SAR or other Stock-Based Award in the nature of a purchase right or settlement of any other Award may be made in such form as our Compensation Committee may determine and set forth in the separate agreement for the Award, including cash, shares of Common Stock, other Awards or other property and may be made in a single payment or transfer, in installments or on a deferred basis.

Dividends and Dividend Equivalents on Performance-Based Awards

        No dividends or Dividend Equivalents may be paid in connection with a performance-based Award unless and until the underlying performance conditions are achieved, and any such dividends or Dividend Equivalents may, if determined by the Compensation Committee, only accumulate (without interest) and become payable to the participant at the time and to the extent that the applicable Award becomes payable or nonforfeitable.

Stockholder Rights

        No participant shall have any rights as a stockholder of the Company unless and until the Award is settled by the issuance of Common Stock (other than such rights as a stockholder to which the participant may be entitled pursuant to the specific terms of the separate agreement).

Maximum Award Period

        No Award other than Dividend Equivalents may be exercisable or become vested or payable more than 10 years after the date of grant; provided, that, to the extent an Award would expire prior to exercise, vesting or settlement because trading in shares of our Common Stock is then prohibited by law or by any insider trading policy, the term of the Award will be extended until 30 days after the expiration of any such prohibitions). An ISO granted to a participant who beneficially owns more than 10% of the combined voting power of the Company or any of our Affiliates (determined by applying certain attribution rules) or a Corresponding SAR that relates to such an ISO may not be exercisable more than five years after the date of grant.

Nontransferability of Awards

        No Award may be transferred other than by will or the laws of descent and distribution or pursuant to the terms of a valid qualified domestic relations order, and an Option or SAR may be exercised during the participant's lifetime only by the participant. The applicable agreement relating to an Award may provide that a participant may transfer the Award (other than an ISO or a Corresponding SAR that relates to an ISO) without consideration to immediate family members or trusts or other entities on behalf of the participant and/or immediate family members, or for charitable donations, if expressly approved by the Compensation Committee.

Change in Control

        In the event of a "Change in Control" (as defined in the 2011 Incentive Plan), the Compensation Committee may:

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  declare that some or all outstanding Options, SARs and Stock-Based Awards in the nature of purchase rights previously granted under the 2011 Incentive Plan, whether or not then exercisable, will terminate on the Change in Control without any payment, provided the Compensation Committee gives prior written notice to the holders of such termination and gives such holders the right to exercise their outstanding Options, SARs and Stock-Based Awards in the nature of purchase rights for at least seven days before such date to the extent then exercisable;

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  terminate on the Change in Control outstanding Restricted Stock Awards, RSUs, Incentive Awards, Stock-Based Awards not in the nature of purchase rights, Dividend Equivalents and Cash Awards previously granted under the 2011 Incentive Plan that are not then nonforfeitable and transferable or earned and payable (and that will not become nonforfeitable and transferable or earned and payable as of the Change in Control) without any payment to the holder of the Restricted Stock Awards, RSUs, Incentive Awards, Stock-Based Awards not in the nature of purchase rights, Dividend Equivalents and Cash Awards, other than the return, if any, of the purchase price of any such Awards;

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  terminate on the Change in Control some or all outstanding Options, SARs and Stock-Based Awards in the nature of purchase rights previously granted under the 2011 Incentive Plan, whether or not then exercisable, in consideration of payment to the holder of the Options, SARs and Stock-Based Awards in the nature of purchase rights, with respect to each share of Common Stock for which the Options, SARs and Stock-Based Awards in the nature of purchase rights are then exercisable (or that will become exercisable as of the Change in Control), of the excess, if any, of the fair market value on such date of the Common Stock subject to such portion of the Options, SARs and Stock-Based Awards in the nature of purchase rights over the purchase price or initial value on the date of grant, as applicable (provided that any portion of such Options, SARs and Stock-Based Awards in the nature of purchase rights that are not then exercisable and will not become exercisable on the Change in Control, and Options, SARs and Stock-Based Awards in the nature of purchase rights with respect to which the fair market value on such date of the Common Stock subject to the Options, SARs and Stock-Based Awards in the nature of purchase rights does not exceed the purchase price or initial value at the date of grant, as applicable, shall be cancelled without any payment therefor);

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  terminate on the Change in Control outstanding Restricted Stock Awards, RSUs, Incentive Awards, Stock-Based Awards not in the nature of purchase rights, Divided Equivalents, and Cash Awards previously granted under the 2011 Incentive Plan that will become nonforfeitable and transferable or earned and payable as of the Change in Control (or that previously became nonforfeitable and transferable or earned and payable but have not yet been settled as of the Change in Control) in exchange for a payment equal to the excess of the Fair Market Value of the shares of Common Stock subject to such Awards, or the amount of cash payable under the Awards, over any unpaid purchase price, if any, for such Awards (provided that any portion of such Awards that are not then nonforfeitable and transferable or earned and payable as of the Change in Control (and that will not become nonforfeitable and transferable or earned and payable as of the Change in Control) shall be cancelled without any payment therefor; or

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  take such other actions as the Compensation Committee determines to be reasonable under the circumstances to permit the Participant to realize the value of the outstanding Awards (which fair market value for purposes of Awards that are not then exercisable, nonforfeitable and transferable or earned and payable as of the Change in Control (and that will not become exercisable, nonforfeitable and transferable or earned and payable as of the Change in Control) or with respect to which the fair market value of the Common Stock subject to the Awards does not exceed the purchase price or initial value at the date of grant, as applicable, shall be deemed to be zero).

        The payments described above may be made in any manner the Compensation Committee determines, including in cash, stock or other property. The Compensation Committee may take the actions described above with respect to Awards that are not then exercisable, nonforfeitable and transferable or earned and payable or with respect to which the fair market value of the Common Stock subject to the Awards does not exceed the purchase price or initial value at the date of grant, as applicable, whether or not the participant will receive any payments therefor. The Compensation Committee in its discretion may take any of the foregoing actions contingent on consummation of the Change in Control and with respect to some or all outstanding Awards, whether or not then exercisable, nonforfeitable and transferable or earned and payable or on an Award-by-Award basis, which actions need not be uniform with respect to all outstanding Awards or participants. However, outstanding Awards shall not be terminated to the extent that written provision is made for their continuance, assumption or substitution by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control, except as otherwise provided in the applicable agreement.

        Except to the extent the Compensation Committee may otherwise provide in an applicable agreement, (i) for Awards not continued, assumed or substituted by the Company or a successor employer or its parent or subsidiary in connection with a Change in Control, a participant's outstanding Awards shall become fully exercisable, nonforfeitable and transferable or earned and payable on a Change in Control or immediately before the date the Awards will be terminated in connection with the Change in Control or (ii) for Awards that are continued, assumed or substituted by the Company or a successor employer or its parent or subsidiary in connection with a Change in Control, a participant's Awards shall become fully exercisable, nonforfeitable and transferable or earned and payable upon the participant's death, disability or involuntary termination of employment (including a voluntary termination of employment for good reason) within the 24-month period after the Change in Control. However, outstanding Awards that were to become exercisable, nonforfeitable and transferable, or earned and payable, based on achievement of objectively determinable performance conditions will only become exercisable, nonforfeitable and transferable, or earned and payable in connection with a Change in Control as follows: (a) where more than 50% of the relevant performance period is completed, (i) based upon achievement of performance to date (calculated against pro rata performance targets) to the extent that achievement of performance to date is reasonably measurable or (ii) assuming achievement of performance at 100% of the target to the extent that achievement of the performance to date is not reasonably measurable; and (b) where 50% or less of the relevant performance period is completed, at a level equal to 50% of the target (regardless of performance to date).

Compliance with Applicable Law

        No Award shall become exercisable, vested or payable except in compliance with all applicable federal and state laws and regulations (including, without limitation, tax, withholding and securities laws), any listing agreement with any stock exchange to which we are a party and the rules of all domestic stock exchanges on which our shares may be listed.

Amendment and Termination of Plan

        Our Board of Directors may amend or terminate the 2011 Incentive Plan at any time; provided, however, that no amendment may adversely impair the rights of a participant with respect to outstanding Awards without the participant's consent. An amendment will be contingent on approval of our stockholders, to the extent required by law, any tax or regulatory requirement, by the rules of any stock exchange on which our securities are then traded or if the amendment would (a) increase the benefits accruing to Plan participants, including any amendment to the 2011 Incentive Plan or any agreement to permit a repricing of any outstanding Awards (b) increase the aggregate number of shares of Common Stock issuable under the 2011 Incentive Plan, (c) modify the eligibility requirements of the 2011 Incentive Plan, or (d) change the performance criteria set forth in the 2011 Incentive Plan for performance-based awards. Additionally, to the extent our Board of Directors deems necessary to continue to comply with the performance-based exception to the deduction limits of Code Section 162(m), our Board of Directors will submit the material terms of the stated performance conditions to our stockholders for approval no later than the first stockholder meeting that occurs in the fifth year following the year in which the stockholders previously approved the performance conditions.

No Employment Rights; No Repricings

        Awards do not confer upon any individual any right to continue in the employ of or service to the Company or any of our Affiliates. Except to the extent approved by our stockholders, the 2011 Incentive Plan does not permit (a) any decrease in the exercise price or base value of any outstanding Awards, (b) the issuance of any replacement Options, SARs or Stock-Based Awards in the nature of purchase rights, which shall be deemed to occur if a participant agrees to forfeit an existing Option, SAR or Stock-Based Award in the nature of purchase rights in exchange for a new Option, SAR or Stock-Based Award in the nature of purchase rights with a lower exercise price or base value, (c) us to repurchase underwater or out-of-the-money Options, SARs or Stock-Based Awards in the nature of purchase rights, which shall be deemed to be those Options, SARs or Stock-Based Awards in the nature of purchase rights with exercise prices or base values in excess of the current fair market value of the shares of Common Stock underlying the Option, SAR or Stock-Based Award in the nature of purchase rights, (d) us to issue any replacement or substitute Awards, or pay cash in exchange, for underwater or out-of-the-money Options, SARs or Stock-Based Awards in the nature of purchase rights, (e) us to repurchase any Awards under the 2011 Incentive Plan prior to the time the Award becomes exercisable, vested or payable or (f) any other action that is treated as a "repricing" under generally accepted accounting principles.

Federal Income Tax Consequences

        The following discussion summarizes the principal federal income tax consequences associated with Awards under the 2011 Incentive Plan. The discussion is based on laws, regulations, rulings and court decisions currently in effect, all of which are subject to change.

  ISOs

        A participant will not recognize taxable income on the grant or exercise of an ISO (although there may be alternative minimum tax consequences on exercise of an ISO). A participant will recognize taxable income when he or she disposes of the shares of Common Stock acquired under the ISO. If the disposition occurs more than two years after the grant of the ISO and more than one year after its exercise, the participant will recognize long-term capital gain (or loss) to the extent the amount realized from the disposition exceeds (or is less than) the participant's tax basis in the shares of Common Stock. A participant's tax basis in the Common Stock generally will be the amount the participant paid for the stock. If Common Stock acquired under an ISO is disposed of before the expiration of the ISO holding period described above, the participant will recognize as ordinary income in the year of the disposition the excess of the fair market value of the Common Stock on the date of exercise of the ISO over the exercise price. Any additional gain will be treated as long-term or short-term capital gain, depending on the length of time the participant held the shares. Special rules apply if a participant pays the exercise price by delivery of Common Stock.

        We will not be entitled to a federal income tax deduction with respect to the grant or exercise of an ISO. However, in the event a participant disposes of Common Stock acquired under an ISO before the expiration of the ISO holding period described above, we generally will be entitled to a federal income tax deduction equal to the amount of ordinary income the participant recognizes.

  NQSOs

        A participant will not recognize any taxable income on the grant of a NQSO. On the exercise of a NQSO, the participant will recognize as ordinary income the excess of the fair market value of the Common Stock acquired over the exercise price. A participant's tax basis in the Common Stock is the amount paid plus any amounts included in income on exercise. Special rules apply if a participant pays the exercise price by delivery of Common Stock. The exercise of a NQSO generally will entitle us to claim a federal income tax deduction equal to the amount of ordinary income the participant recognizes.

  SARs

        A participant will not recognize any taxable income at the time SARs are granted. The participant at the time of receipt will recognize as ordinary income the amount of cash and the fair market value of the

Common Stock that he or she receives. We generally will be entitled to a federal income tax deduction equal to the amount of ordinary income the participant recognizes.

  Restricted Stock Awards

        A participant will recognize ordinary income on account of a Restricted Stock Award on the first day that the shares are either transferable or not subject to a substantial risk of forfeiture. The ordinary income recognized will equal the excess of the fair market value of the Common Stock on such date. However, even if the shares under a Restricted Stock Award are both nontransferable and subject to a substantial risk of forfeiture, the participant may make a special "83(b) election" to recognize income, and have his or her tax consequences determined, as of the date the Restricted Stock Award is made. The participant's tax basis in the shares received will equal the income recognized plus the price, if any, paid for the Restricted Stock Award. We generally will be entitled to a federal income tax deduction equal to the ordinary income the participant recognizes.

  RSUs

        The participant will not recognize any taxable income at the time RSUs are granted. When the terms and conditions to which the RSUs are subject have been satisfied and the RSUs are paid, the participant will recognize as ordinary income the amount of cash and the fair market value of the Common Stock he or she receives. We generally will be entitled to a federal income tax deduction equal to the ordinary income the participant recognizes.

  Incentive Awards

        A participant will not recognize any taxable income at the time an Incentive Award is granted. When the terms and conditions to which an Incentive Award is subject have been satisfied and the Award is paid, the participant will recognize as ordinary income the amount of cash and the fair market value of the Common Stock he or she receives. We generally will be entitled to a federal income tax deduction equal to the amount of ordinary income the participant recognizes.

  Stock-Based Awards

        A participant will recognize ordinary income on receipt of cash or shares of Common Stock paid with respect to a Stock-Based Award. We generally will be entitled to a federal tax deduction equal to the amount of ordinary income the participant recognizes.

  Dividend Equivalents

        A participant will recognize as ordinary income the amount of cash and the fair market value of any Common Stock he or she receives on payment of the Dividend Equivalents. To the extent the Dividend Equivalents are paid in the form of other Awards, the participant will recognize income as otherwise described herein.

  Limitation on Deductions

        The deduction by a publicly-held corporation for otherwise deductible compensation to a "covered employee" generally is limited to $1,000,000 per year. An individual is a covered employee if he or she is the Chief Executive Officer or one of the three highest compensated officers for the year (other than the Chief Executive Officer or Chief Financial Officer). The $1,000,000 limit does not apply to compensation payable solely because of the attainment of performance conditions that meet the requirements set forth in Section 162(m) of the Code and the regulations thereunder. Compensation is considered "performance-based compensation" only if (a) it is paid solely on the achievement of one or more performance conditions; (b) a committee consisting solely of two or more "outside directors," such as our

Compensation Committee, sets the performance conditions; (c) before payment, the material terms under which the compensation is to be paid, including the performance conditions, are disclosed to, and approved by, the stockholders and (d) before payment, our Compensation Committee certifies in writing that the performance conditions have been met. The 2011 Incentive Plan has been designed to enable our Compensation Committee to structure awards that meet the requirements for performance-based compensation that would not be subject to the $1,000,000 per year deduction limit.

  Other Tax Rules

        The 2011 Incentive Plan is designed to enable our Compensation Committee to structure Awards that will not be subject to Code Section 409A, which imposes certain restrictions and requirements on deferred compensation. However, our Compensation Committee may grant Awards that are subject to Code Section 409A. In that case, the terms of such 409A Award will be (a) subject to the deferral election requirements of Section 409A and (b) may only be paid upon a separation from service, a set time, death, disability, a change in control or an unforeseeable emergency, each within the meanings of Section 409A. Our Compensation Committee shall not have the authority to accelerate or defer a 409A Award other than as permitted by Code Section 409A. Moreover, any payment on a separation from service of a "Specified Employee" (as defined in the 2011 Incentive Plan) will not be made until six months following the participant's separation from service (or upon the participant's death, if earlier) as required by Code Section 409A.

Additional Information Regarding New Plan Benefits

        The Company has no current proposals, plans or arrangements, written or otherwise, to grant any specific awards under the 2011 Incentive Plan to any executive officers or other employees or service providers of the Company or any Affiliate. Accordingly, future awards under the 2011 Incentive Plan to executive officers and other employees or service providers of the Company and its Affiliates are not determinable at this time. Reference is made to the tables captioned "Summary Compensation Table," "Option Grants in Last Fiscal Year" and "Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values" in this proxy statement for detailed information on incentive awards granted and the exercise of stock options by certain executive officers under the 2003 Incentive Plan during the three most recent fiscal years.

        Under the Company's compensation program for non-employee directors for Fiscal Year 2012, each non-employee director (other than the two Golden Capital director appointees) are entitled to receive an annual grant of 10,000 stock options following the Annual Meeting. As a result, if the 2011 Incentive Plan is approved by stockholders, a total of 40,000 stock options will be granted to the Company's non-employee directors following the Annual Meeting.

Market Price of the Common Stock

        As of October 10, 2011, the fair market value of the Common Stock was $3.03 per share, based on the closing price of the Common Stock as reported by the NYSE.

Equity Compensation Plan Information

        The following table sets forth information about the Company's Common Stock that may be issued upon the exercise of outstanding awards under all of its equity compensation plans in effect as of July 31,

2011. This table does not reflect any additional shares that may be issuable under the 2011 Incentive Plan if the plan is approved by stockholders.

	Number of shares of common stock to be issued upon exercise of outstanding awards(1)	Weighted-average exercise price of outstanding options	Number of shares of common stock remaining available for future issuance under equity compensation plans (excluding shares reflected in the first column)(2)

Equity compensation plans approved by stockholders	2,980,132	$13.07	2,428,924

Equity compensation plans not approved by stockholders	—	—	—

Total	2,980,132	$13.07	2,428,924

(1)
Includes shares of common stock to be issued upon the exercise of outstanding options under the Zale Corporation 2003 Stock Incentive Plan and the Zale Corporation Non-Employee Director Equity Compensation Plan as of July 31, 2011.

(2)
Includes share of common stock available for future issuance under the Zale Corporation 2003 Stock Incentive Plan and the Zale Corporation Non-Employee Director Equity Compensation Plan as of July 31, 2011. The number of securities remaining available for future issuance under the Zale Corporation 2003 Stock Incentive Plan and the Zale Corporation Non-Employee Director Equity Compensation Plan will no longer be available for future grants after the effective date of the 2011 Incentive Plan if the 2011 Incentive Plan is approved by the stockholders.

        As of July 31, 2011, 3,184,982 shares were reserved for issuance under the Zale Corporation 2003 Stock Incentive Plan and the Zale Corporation Non-Employee Director Equity Compensation Plan in connection with 2,980,132 outstanding stock options (with a weighted average exercise price of $13.07 and a weighted average remaining term of 6.82 years), and 204,850 shares to be issued pursuant to other awards made pursuant to the Zale Corporation 2003 Stock Incentive Plan and the Zale Corporation Non-Employee Director Equity Compensation Plan (i.e., restricted stock and restricted stock units). There were 32,159,000 shares of the Company's Common Stock outstanding as of July 31, 2011.

        The following table sets forth the number of time-based and performance-based stock options and restricted stock units ("RSUs") granted by the Company and earned by participants in the fiscal years ended July 31, 2011, 2010 and 2009.

Fiscal Year	Number of Time-Based Options Granted	Number of Performance- Based Options Earned		Number of Time-Based RSUs Granted	Number of Performance- Based RSUs Earned		Weighted Average Number of Shares of Common Stock Outstanding

2011	982,200	0		115,000	0		32,129,000

2010	858,300	0	(1)	15,000	0		32,062,000

2009	929,600	0		105,616	0	(2)	31,899,000

(1)
800,900 performance-based options were granted in fiscal year 2010 (which, when added to the time-based options granted, equals a total of 1,659,200 options). None of the performance-based options were earned during the 1-year performance period that ended at the end of fiscal year 2010.

(2)
201,800 performance-based RSUs were granted in fiscal year 2009 (which, when added to the time-based RSUs granted, equals a total of 307,416 RSUs. None of the performance-based RSUs were earned during the 1-year performance period that ended at the end of fiscal year 2009.

 PROPOSAL NO. 3:

APPROVAL OF AN ADVISORY PROPOSAL ON THE COMPANY'S
PAY-FOR-PERFORMANCE POLICIES AND PROCEDURES

        The Board of Directors is submitting a "Say on Pay" proposal for stockholder consideration as required under the recently-enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act"). The proposal enables our stockholders to cast an advisory vote to approve the compensation of the Company's named executive officers as disclosed in the "Compensation Discussion and Analysis" and accompanying compensation tables in this Proxy Statement.

        The Board of Directors believes that the Company's compensation policies and procedures are centered on a pay-for-performance culture and are strongly aligned with the long-term interests of shareholders. In particular, and as described in the Compensation Discussion and Analysis above, the Company's compensation program is designed to:

  •
  Provide compensation that will attract and retain superior talent and reward Company executives based upon Company and individual performance;

  •
  Align the executive's financial interests with the success of the Company by placing a substantial portion of pay at risk (i.e., payout that is dependent upon Company and individual performance);

  •
  Support a performance oriented environment;

  •
  Foster commonality of interest between executives and stockholders through the use of equity-based incentives and by encouraging executive stock ownership;

  •
  Provide an appropriate mix between short-term and long-term compensation that encourages a balanced focus on short-term profit goals and long-term value creation;

  •
  Motivate behavior that is consistent with the highest corporate governance standards and discourages actions that could result in excessive risk taking or lead to unintended consequences; and

  •
  Maximize the financial efficiency of the compensation program to the Company from cash flow, tax, accounting and share dilution perspectives.

The Board of Directors also believes that both the Company and stockholders benefit from responsive corporate governance policies and constructive and consistent dialogue. Thus, prior to the Dodd-Frank Act requirement, the Board of Directors voluntarily provided stockholders with the right to cast an advisory vote on the Company's compensation program at each of the last three annual meetings of stockholders.

        This proposal gives you as a stockholder the opportunity to endorse or not endorse our executive pay program through the following resolution:

        "RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion, is hereby APPROVED."

        Because your vote is advisory, it will not be binding upon the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

        The Board of Directors recommends a vote "FOR" approval of this resolution.

 PROPOSAL NO. 4:

PROPOSAL REGARDING THE FREQUENCY (ONE, TWO OR THREE YEARS)
OF THE NON-BINDING STOCKHOLDER VOTE RELATING TO EXECUTIVE COMPENSATION

        The Dodd-Frank Act also requires that the Company's stockholders have an opportunity to vote on how often the Company should include a say on pay vote in its proxy materials for future annual meetings of stockholders. Under this Proposal No. 4, stockholders may vote to conduct the say on pay vote every year, every two years, or every three years, or may abstain from voting in response to the resolution set forth below.

        "RESOLVED, that an advisory vote of the Company's stockholders relating to the compensation of the Company's named executive officers be held at an annual meeting of stockholders every year, every two years, or every three years, whichever frequency receives the highest number of stockholder votes in connection with the adoption of this resolution."

        The Company believes that say on pay votes should be conducted every year so that stockholders may annually express their views on the Company's executive compensation program. The Compensation Committee, which administers the Company's executive compensation program, values the opinions of stockholders and believes that an annual vote will be helpful in making its decisions on executive compensation.

        The option of every one year, two years, or three years that receives the highest number of votes cast will be the option selected by stockholders. However, because this vote is advisory only and therefore is non-binding on the Board of Directors, the Board may decide that it is in the best interests of the Company's stockholders to hold an advisory vote on executive compensation more or less frequently than the option approved by stockholders.

        The Board of Directors recommends a vote "FOR" the option of once every year as the frequency with which stockholders are provided with an advisory vote on executive compensation.

PROPOSAL NO. 5:

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Ernst & Young LLP has served as the Company's independent public accounting firm since May 2008, and has been reappointed by the Audit Committee to serve as the Company's independent registered public accounting firm for the upcoming fiscal year. The Company has been advised that no member of Ernst & Young LLP or any of its associates has any financial interest in the Company or its affiliates. A representative of Ernst & Young LLP is expected to attend the Annual Meeting and will be available at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement on behalf of Ernst & Young LLP, if desired.

        Although not formally required, the appointment of the independent registered public accounting firm has been directed by the Audit Committee and the Board of Directors to be submitted to the stockholders for ratification as a matter of sound corporate practice. If the stockholders do not ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider the appointment of the independent registered public accounting firm. If the stockholders ratify the appointment, the Audit Committee, in its sole discretion, may still direct the appointment of a new independent registered public accounting firm at any time during the upcoming fiscal year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders.

        The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending July 31, 2012.

 OTHER MATTERS

        The Board of Directors knows of no other matters to be brought before the stockholders at the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, it is the intention of the named proxies in the accompanying proxy card to vote in accordance with their judgment on such matters.

STOCKHOLDER NOMINATION OF DIRECTOR CANDIDATES

        The Bylaws of the Company provide that any stockholder of record who is entitled to vote for the election of directors at a meeting called for that purpose may nominate persons for election to the Board of Directors subject to the following notice requirements.

        As described more fully in the Company's Bylaws, a stockholder desiring to nominate a person for election to the Board of Directors must send a written notice to the Secretary of the Company setting forth (i) as to each person who the stockholder proposes to nominate, all information required to be disclosed in solicitations of proxies for election of directors, or as otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person's written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected); and (ii) as to the stockholder giving the notice (A) the name and address of such stockholder as it appears on the Company's books and (B) the class and number of shares of the Company that are owned of record by such stockholder. See "Stockholder Proposals" below for additional requirements. In lieu of directly nominating a candidate for consideration by stockholders at an annual meeting, stockholders may recommend individuals to the Nominating and Corporate Governance Committee for inclusion in the Board of Directors slate of nominees. See "Nominating Procedures" above.

STOCKHOLDER PROPOSALS

        Pursuant to Rule 14a-8(e) promulgated under the Exchange Act, stockholder proposals to be included in the Company's proxy statement relating to the 2012 Annual Meeting of Stockholders of the Company must be a subject for proper inclusion therein and must be received by no later than June 17, 2012, at the Company's principal executive offices, 901 West Walnut Hill Lane, Irving, Texas 75038-1003, Attention: Legal Department. Any proposal submitted after this date will be considered untimely.

        Pursuant to the Company's Bylaws, to be timely, notice of business to be brought before an annual or special meeting of stockholders or notice by a stockholder of nominations for election of a director at a meeting of stockholders must be delivered to the principal executive offices of the Company not less than 60 days and not more than 90 days prior to the meeting. If less than 70 days notice or prior public disclosure is provided for an annual meeting of stockholders, notice of business or notice of a director nomination for such meeting must be provided at least 60 days prior to the first anniversary of the prior year's annual meeting of stockholders. The obligation of stockholders to comply with the foregoing Bylaw provision is in addition to the requirements of the proxy rules. Stockholders of the Company who intend to nominate candidates for election as a director or to bring business before a meeting of stockholders must also comply with other applicable procedures set forth in the Company's Bylaws. See "Stockholder Nomination of Director Candidates." The Company will furnish copies of such Bylaw provisions upon written request to the Secretary of the Company at the aforementioned address.

 AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

        The Company will provide to any stockholder, free of charge, upon written request of such stockholder, a copy of the Annual Report on Form 10-K for the fiscal year ended July 31, 2010, as filed with the SEC. Such requests should be addressed to Zale Corporation, 901 West Walnut Hill Lane, Irving, Texas 75038-1003, Attention: Investor Relations. The Company's Form 10-K and Annual Report is available online at www.zalecorp.com under "Investor Relations" then "SEC Filings," or at www.sec.gov under "Filings and Forms (EDGAR)." The Form 10-K and Annual Report is being delivered with this Proxy Statement as well.

HOUSEHOLDING

        As permitted under the Exchange Act, in those instances where we are mailing a printed copy of this Proxy Statement, only one (1) copy of this Proxy Statement and the Annual Report is being delivered to stockholders residing at the same address, unless such stockholders have notified the Company of their desire to receive multiple copies of this Proxy Statement.

        The Company will promptly deliver, upon oral or written request, a separate copy of this Proxy Statement and the Annual Report to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to Investor Relations, by phone at (972) 580-4391 or by mail to Zale Corporation, Investor Relations, 901 West Walnut Hill Lane, Irving, Texas 75038-1003, or by e-mail to ir@zalecorp.com. Stockholders residing at the same address and currently receiving only one copy of the Proxy Statement may contact Investor Relations at the address; telephone number and e-mail address above to request multiple copies of the Proxy Statement in the future. Stockholders residing at the same address and currently receiving multiple copies of the Proxy Statement may contact Investor Relations at the address; telephone number and e-mail address above to request that only a single copy of the Proxy Statement be mailed in the future.

By order of the Board of Directors.

Theo Killion Chief Executive Officer

 APPENDIX A

ZALE CORPORATION

2011 OMNIBUS INCENTIVE PLAN

i

 ARTICLE I
DEFINITIONS

1.01    409A Award

        409A Award means an Award that is intended to be subject to Section 409A of the Code.

1.02    Affiliate

        Affiliate, as it relates to any limitations or requirements with respect to incentive stock options, means any "subsidiary" or "parent" corporation (as such terms are defined in Code Section 424) of the Company. Affiliate otherwise means any entity that is part of a controlled group of corporations or is under common control with the Company within the meaning of Code Sections 1563(a), 414(b) or 414(c), except that, in making any such determination, fifty percent (50%) shall be substituted for eighty percent (80%) under such Code Sections and the related regulations.

1.03    Agreement

        Agreement means a written or electronic agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Award granted to such Participant.

1.04    Award

        Award means an Option, SAR, Restricted Stock Award, Restricted Stock Unit, Incentive Award, Other Stock-Based Award, Dividend Equivalent or Cash Award granted under this Plan.

1.05    Board

        Board means the Board of Directors of the Company.

1.06    Cash Award

        Cash Award means an Award stated with reference to a specified dollar amount which, subject to such terms and conditions as may be prescribed by the Committee, entitles the Participant to receive cash from the Company or an Affiliate.

1.07    Cause

        Cause means "Cause" as such term is defined in any employment or service agreement between the Company or any Affiliate and the Participant except as otherwise determined by the Committee and set forth in the applicable Agreement. If no such employment or service agreement exists or if such employment or service agreement does not contain any such definition, except as otherwise determined by the Committee and set forth in the applicable Agreement, "Cause" means (i) the Participant's willful and continued failure to substantially perform the Participant's duties and obligations to the Company or any Affiliate (other than any such failure resulting from the Participant's incapacity due to physical or mental illness) or to comply with the lawful directives of the Board, the Board of Directors of any Affiliate or any supervisory personnel of the Participant; (ii) any criminal act or act of dishonesty or willful misconduct by the Participant that has a material adverse effect on the property, operations, business or reputation of the Company or any Affiliate (willful for purposes of this definition, shall mean done, or omitted to be done, by the Participant in bad faith and without reasonable belief that the Participant's action or omission was in the best interest of the Company or any Affiliate); (iii) the material breach by the Participant of the terms of any confidentiality, non-competition, non-solicitation or other agreement that the Participant has with the Company or any Affiliate or of any duty the Participant owes the Company or any Affiliate or (iv) acts by the Participant of willful malfeasance or gross negligence in a matter of material importance to the Company or any Affiliate. For purposes of the Plan, other than where the definition of Cause is determined under any employment or service agreement between the Company or any Affiliate and the

1

Participant, in which case such employment or service agreement shall control, in no event shall any termination of employment or service be deemed for Cause unless the Company's Chief Executive Officer concludes that the situation warrants a determination that the Participant's employment or service terminated for Cause; in the case of the Chief Executive Officer or any member of the Board, any determination that the Chief Executive Officer's employment or the Board member's service terminated for Cause shall be made by the Board acting without the Chief Executive Officer or the Board member, as applicable.

1.08    Change in Control

        Change in Control means the occurrence of any of the following events except as otherwise determined by the Committee and set forth in the applicable Agreement:

        (a)   The accumulation in any number of related or unrelated transactions by any Person of beneficial ownership (as such term is used in Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the combined voting power of the Company's voting stock; provided that for purposes of this subsection (a), a Change in Control will not be deemed to have occurred if the accumulation of fifty percent (50%) or more of the voting power of the Company's voting stock results from any acquisition of voting stock (i) directly from the Company that is approved by the Incumbent Board, (ii) by the Company, (iii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, or (iv) by any Person pursuant to a merger, consolidation, reorganization or other transaction (a "Business Combination") that would not cause a Change in Control under subsections (b), (c) or (d) below; or

        (b)   Consummation of a Business Combination, unless, immediately following that Business Combination, (i) all or substantially all of the Persons who were the beneficial owners of the voting stock of the Company immediately prior to that Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the then outstanding shares of common stock and more than fifty percent (50%) of the combined voting power of the then outstanding voting stock entitled to vote generally in the election of directors of the entity resulting from that Business Combination (including, without limitation, an entity that as a result of that Business Combination owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership, immediately prior to that Business Combination, of the voting stock of the Company, or

        (c)   A sale or other disposition of all or substantially all of the assets of the Company, except pursuant to a Business Combination that would not cause a Change in Control under subsections (b) above or (d) below; or

        (d)   Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company, except pursuant to a Business Combination that would not cause a Change in Control under subsections (b) and (c) above; or

        (e)   During any period of two consecutive years, the Incumbent Board ceases to constitute a majority of the Board.

        Notwithstanding the foregoing, a Change in Control shall only be deemed to have occurred with respect to a Participant in connection with the time or form of payment of the Participant's 409A Award (or as otherwise required for the 409A Award to be in compliance with Section 409A of the Code) if the Change in Control otherwise constitutes a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, within the meaning of Section 409A of the Code (otherwise, with respect to vesting of the 409A Award and any other terms of the 409A Award that do not require a Change in Control to comply with its meaning under Section 409A of the Code for the 409A Award to be in compliance with Section 409A of the Code, Change in Control shall have the same meaning as described above).

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1.09    Clawback Requirement

        Clawback Requirement means (a) with respect to any Awards that continue to become vested, exercisable, nonforfeitable and transferable or earned and payable after a Termination Date that (i) the Participant's Awards no longer continue to vest or become exercisable, nonforfeitable and transferable or earned and payable any further once the Clawback Requirement is triggered and (ii) the Participant then must return to the Company (unless the Committee specifically provides otherwise in writing) any of the following the Participant received as the result of any Awards becoming vested, exercisable, nonforfeitable and transferable or earned and payable after a Termination Date: (A) any shares of Common Stock acquired under such Awards that the Participant then holds equal to the excess of the then Fair Market Value of such shares of Common Stock over the exercise price, if any, paid for such shares of Common Stock (rounded down to the nearest whole share) or, if the Committee elects, all shares of Common Stock the Participant acquired under such Awards that the Participant then holds in return for the Company's payment to the Participant of the exercise price, if any, paid for such shares of Common Stock, (B) any dividends or other amounts the Participant received with respect to any shares of Common Stock the Participant acquired under such Awards, (C) any cash or other consideration that the Participant received from the Company with respect to such Awards , (D) the amount equal to the excess of any consideration the Participant received as a result of any sale, transfer or other disposition of shares of Common Stock acquired under such Awards over the exercise price, if any, paid for such shares of Common Stock, (E) any such Awards that the Participant then holds as well as any cash, shares of Common Stock or other amounts or consideration the Participant received with respect to such Awards and (F) any amounts (whether cash or shares of Common Stock) that the Company withheld (or deemed withheld through a net exercise) for any applicable withholding taxes with respect to items (A)-(E) of such Awards and (b) with respect to any Awards with respect to which the Participant entered into a confidentiality, non-solicitation, non-competition, non-disparagement or other similar agreement with the Company or any Affiliate, as a condition to the grant, exercise, payment or settlement of the Award, (i) upon breach of any such covenants, the Clawback Requirement shall be triggered and (ii) the Participant must return to the Company (unless the Committee specifically provides otherwise in writing) any of the following the Participant received as the result of any such Awards: (A) any shares of Common Stock acquired under such Awards within the immediately preceding twelve (12) months that the Participant then holds equal to the excess of the then Fair Market Value of such shares of Common Stock over the exercise price, if any, paid for such shares of Common Stock (rounded down to the nearest whole share) or, if the Committee elects, all shares of Common Stock the Participant acquired under such Awards within the immediately preceding twelve (12) months that the Participant then holds in return for the Company's payment to the Participant of the exercise price, if any, paid for such shares of Common Stock, (B) any dividends or other amounts the Participant received with respect to any shares of Common Stock the Participant acquired within the immediately preceding twelve (12) months under such Awards, (C) any cash or other consideration that the Participant received from the Company with respect to any such Awards received within the immediately preceding twelve (12) months, (D) the amount equal to the excess of any consideration the Participant received as a result of any sale, transfer or other disposition of shares of Common Stock acquired within the immediately preceding twelve (12) months under any such Awards over the exercise price, if any, paid for such shares of Common Stock, (E) any such Awards that the Participant then holds as well as any cash, shares of Common Stock or other amounts or consideration the Participant received with respect to such Awards and (F) any amounts (whether cash or shares of Common Stock) that the Company withheld (or deemed withheld through a net exercise) for any applicable withholding taxes with respect to items (A)-(E) of such Awards.

1.10    Code

        Code means the Internal Revenue Code of 1986 and any amendments thereto.

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1.11    Committee

        Committee means the Compensation Committee of the Board or such other Committee as the Board may appoint from time to time to administer the Plan, or the Board itself if no Compensation Committee or other appointed Committee exists. If such Compensation Committee or other Committee exists, if and to the extent deemed necessary by the Board, such Committee shall consist of two or more directors, all of whom are (i) "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act, (ii) "outside directors" within the meaning of Code Section 162(m) and (iii) independent directors under the rules of the principal stock exchange on which the Company's securities are then traded.

1.12    Common Stock

        Common Stock means the common stock of the Company, par value $0.01 per share, or such other class or kind of shares or other securities resulting from the application of Article XVI, as applicable.

1.13    Company

        Company means Zale Corporation, a Delaware corporation, and any successor thereto.

1.14    Control Change Date

        Control Change Date means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the "Control Change Date" is the date of the last of such transactions.

1.15    Corresponding SAR

        Corresponding SAR means a SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

1.16    Disability

        Disability means, for purposes of an incentive stock option, a physical, mental or other impairment within the meaning of Section 22(e)(3) of the Code and, for all other purposes, any physical or mental condition that would qualify the Participant for a disability under any long-term disability plan maintained by the Company or any Affiliate that is applicable to such Participant, except as otherwise determined by the Committee and set forth in the applicable Agreement. Notwithstanding the foregoing, however, to the extent necessary for any 409A Award to be in compliance with Section 409A of the Code, Disability, with respect to the time or form of payment of a Participant's 409A Award (or as otherwise required for the 409A Award to be in compliance with Section 409A of the Code), means the Participant is Disabled within the meaning of Section 409A of the Code.

1.17    Dividend Equivalent

        Dividend Equivalent means the right, granted under the Plan, to receive cash, shares of Common Stock, other Awards or other property equal in value to all or a specified portion of dividends paid with respect to a specified number of shares of Common Stock.

1.18    Exchange Act

        Exchange Act means the Securities Exchange Act of 1934, as amended.

1.19    Fair Market Value

        Fair Market Value of a share of Common Stock means, on any given date, the fair market value of a share of Common Stock as the Committee, in its discretion, shall determine; provided, however, that the Committee shall determine Fair Market Value without regard to any restriction other than a restriction which, by its terms, will never lapse and, if the shares of Common Stock are traded on any national stock

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exchange or quotation system, the Fair Market Value of a share of Common Stock shall be the closing price of a share of Common Stock as reported on such stock exchange or quotation system on such date, or if the shares of Common Stock are not traded on such stock exchange or quotation system on such date, then on the next preceding day that the shares of Common Stock were traded on such stock exchange or quotation system, all as reported by such source as the Committee shall select. The Fair Market Value that the Committee determines shall be final, binding and conclusive on the Company, any Affiliate and each Participant. Fair Market Value relating to the exercise price, Initial Value, or purchase price of any Non-409A Award that is an Option, SAR or Other Stock-Based Award in the nature of purchase rights shall conform to the requirements for exempt stock rights under Section 409A of the Code.

1.20    Full Value Award

        Full Value Award means an Award other than an Option, SAR or Other Stock-Based Award in the nature of purchase rights.

1.21    Incentive Award

        Incentive Award means an Award stated with reference to a specified dollar amount or number of shares of Common Stock which, subject to such terms and conditions as may be prescribed by the Committee, entitles the Participant to receive shares of Common Stock, cash or a combination thereof from the Company or an Affiliate.

1.22    Incumbent Board

        Incumbent Board means a Board of Directors at least a majority of whom consist of individuals who either are (a) members of the Company's Board at the beginning of any period of two consecutive years or (b) members who become members of the Company's Board subsequent to such time whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds (2/3) of the directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which that person is named as a nominee for director, without objection to that nomination), but excluding, for that purpose, any individual whose initial assumption of office occurs as a result of an actual or threatened election contest (within the meaning of Rule 14a-11 of the Exchange Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors.

1.23    Initial Value

        Initial Value means, with respect to a Corresponding SAR, the Option price per share of the related Option and, with respect to a SAR granted independently of an Option, the amount determined by the Committee on the date of grant which shall not be less than the Fair Market Value of one share of Common Stock on the date of grant, subject to Sections 14.06 and 16.03 with respect to substitute Awards.

1.24    Named Executive Officer

        Named Executive Officer means a Participant who, as of the last day of a taxable year, is the Chief Executive Officer of the Company (or is acting in such capacity) or one of the three highest compensated officers of the Company (other than the Chief Executive Officer or the Chief Financial Officer) or is otherwise one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m).

1.25    Non-409A Award

        Non-409A Award means an Award that is not intended to be subject to Section 409A of the Code.

1.26    Option

        Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

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1.27    Other Stock-Based Award

        Other Stock-Based Award means an Award granted to the Participant under Article XII of the Plan.

1.28    Participant

        Participant means an employee of the Company or an Affiliate, a member of the Board or Board of Directors of an Affiliate (whether or not an employee), a Person who provides services to the Company or an Affiliate and any entity which is a wholly-owned alter ego of such employee, member of the Board or Board of Directors of an Affiliate or Person who provides services and who satisfies the requirements of Article V and is selected by the Committee to receive an Award.

1.29    Plan

        Plan means this Zale Corporation 2011 Omnibus Incentive Plan, in its current form and as hereafter amended.

1.30    Person

        Person means any individual, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof or any other entity of any kind.

1.31    Prior Incentive Plans

        Prior Incentive Plans mean the Company's 2003 Stock Incentive Plan, the Company's Non-Employee Director Equity Compensation Plan and the Company's Outside Directors' 2005 Stock Incentive Plan.

1.32    Restricted Stock Award

        Restricted Stock Award means shares of Common Stock granted to a Participant under Article VIII.

1.33    Restricted Stock Unit

        Restricted Stock Unit means an Award, stated with respect to a specified number of shares of Common Stock, that entitles the Participant to receive one share of Common Stock (or, as otherwise determined by the Committee and set forth in the applicable Agreement, the equivalent Fair Market Value of one share of Common Stock in cash) with respect to each Restricted Stock Unit that becomes payable under the terms and conditions of the Plan and the applicable Agreement.

1.34    Retirement

        Retirement means the termination of Participant's employment or service with the Company and its Affiliates on or after (i) attaining age sixty-five (65) or (ii) attaining age fifty-five (55) and accumulating ten (10) years of service, except as otherwise determined by the Committee and set forth in the applicable Agreement. For this purpose, years of service shall be determined in accordance with the Company's written policies as determined by the Committee.

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1.35    SAR

        SAR means a stock appreciation right that in accordance with the terms of an Agreement entitles the holder to receive cash or a number of shares of Common Stock, as determined by the Committee and set forth in the applicable Agreement, based on the increase in the Fair Market Value of the shares underlying the stock appreciation right during a stated period specified by the Committee over the Initial Value. References to "SARs" include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.36    Ten Percent Shareholder

        Ten Percent Shareholder means any individual who (considering the stock attribution rules described in Code Section 424(d)) owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

1.37    Termination Date

        Termination Date means the day on which a Participant's employment or service with the Company and its Affiliates terminates or is terminated.

ARTICLE II
PURPOSES

        The Plan is intended to assist the Company and its Affiliates in recruiting and retaining individuals with ability and initiative by enabling such Persons to participate in the future success of the Company and its Affiliates by aligning their interests with those of the Company and its stockholders.

ARTICLE III
TYPES OF AWARDS

        The Plan is intended to permit the grant of Options qualifying under Code Section 422 ("incentive stock options") and Options not so qualifying, SARs, Restricted Stock Awards, Restricted Stock Units, Incentive Awards, Other Stock-Based Awards, Dividend Equivalents and Cash Awards in accordance with the Plan and procedures that may be established by the Committee. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option. The proceeds received by the Company from the sale of shares of Common Stock pursuant to this Plan may be used for general corporate purposes.

ARTICLE IV
ADMINISTRATION

4.01    General Administration

        The Plan shall be administered by the Committee. The Committee shall have authority to grant Awards upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the grant, exercisability, transferability, settlement and forfeitability of all or any part of an Award, among other terms. Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Award may be exercised, become transferable or nonforfeitable or be earned and settled including, without limitation, (i) in the event of the Participant's death, Disability, Retirement or involuntary termination of employment or service (including a voluntary termination of employment or service for good reason) or (ii) in connection with a Change in Control. In addition, the Committee shall have complete authority to interpret all provisions of this Plan including, without limitation, the discretion to interpret any terms used in the Plan that are not defined herein; to prescribe the form of Agreements; to adopt, amend and rescind rules and regulations pertaining to the administration of the Plan; and to make

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all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee in connection with the administration of this Plan shall be final and conclusive. The members of the Committee shall not be liable for any act done in good faith with respect to this Plan or any Agreement or Award. Unless otherwise provided by the Bylaws of the Company, by resolution of the Board or applicable law, a majority of the members of the Committee shall constitute a quorum, and acts of the majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members of the Committee without a meeting, shall be the acts of the Committee.

4.02    Delegation of Authority

        The Committee may act through subcommittees, in which case the subcommittee shall be subject to and have the authority hereunder applicable to the Committee, and the acts of the subcommittee shall be deemed to be the acts of the Committee hereunder. Additionally, to the extent applicable law so permits, the Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee's authority and duties with respect to Awards to be granted to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and who are not members of the Board or the Board of Directors of an Affiliate. The Committee may revoke or amend the terms of any delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan and the Committee's prior delegation. Notwithstanding the foregoing, however, if and to the extent deemed necessary by the Board, (a) all Awards granted to any individual who is subject to the reporting and other provisions of Section 16 of the Exchange Act shall be made by a Committee comprised solely of two or more directors, all of whom are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act, to the extent necessary to exempt the Award from the short-swing profit rules of Section 16(b) of the Exchange Act and (b) all Awards granted to an individual who is a Named Executive Officer shall be made by a Committee comprised solely of two or more directors, all of whom are "outside directors" within the meaning of Code Section 162(m), to the extent necessary to preserve any deduction under Section 162(m) of the Code. However, (a) any Awards granted to any individual who is subject to the reporting and other provisions of Section 16 of the Exchange Act shall not fail to be valid if made other than by a committee comprised solely of two or more directors, all of whom are "non-employee directors" within the meaning of Rule 16(b)-3 under the Exchange Act, and (b) any Awards granted to an individual who is a Named Executive Officer shall not fail to be valid if made other than by a committee comprised solely of two or more directors, all of whom are "outside directors" within the meaning of Code Section 162(m). An Award granted to an individual who is a member of the Committee may be approved by the Committee in accordance with the applicable Committee charters then in effect and other applicable law except that the Committee member must abstain from any action with respect to the Committee member's own Awards.

4.03    Indemnification of Committee

        The Company shall bear all expenses of administering this Plan. The Company shall indemnify and hold harmless each Person who is or shall have been a member of the Committee acting as administrator of the Plan, or any delegate of such, against and from any cost, liability, loss or expense that may be imposed upon or reasonably incurred by such Person in connection with or resulting from any action, claim, suit or proceeding to which such Person may be a party or in which such Person may be involved by reason of any action taken or not taken under the Plan and against and from any and all amounts paid by such Person in settlement thereof, with the Company's approval, or paid by such Person in satisfaction of any judgment in any such action, suit or proceeding against such Person, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. Notwithstanding the foregoing, the Company shall not indemnify and hold harmless any such Person if applicable law or the Company's Certificate of Incorporation or Bylaws prohibit such indemnification. The foregoing right of indemnification shall not be

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exclusive of any other rights of indemnification to which such Persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law or otherwise, or under any other power that the Company may have to indemnify such Person or hold him or her harmless. The provisions of the foregoing indemnity shall survive indefinitely the term of this Plan.

ARTICLE V
ELIGIBILITY

        Any employee of the Company or an Affiliate (including an entity that becomes an Affiliate after the adoption of this Plan), a member of the Board or the Board of Directors of an Affiliate (including an entity that becomes an Affiliate after the adoption of the Plan) (whether or not such Board or Board of Directors member is an employee), any Person who provides services to the Company or an Affiliate (including an entity that becomes an Affiliate after the adoption of the Plan) and any entity which is a wholly-owned alter ego of such employee, member of the Board or Board of Directors of an Affiliate or other Person who provides services is eligible to participate in this Plan if the Committee, in its sole discretion, determines that such Person or entity has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or any Affiliate or if it is otherwise in the best interest of the Company or any Affiliate for such Person or entity to participate in this Plan. With respect to any Board member who is (i) designated or nominated to serve as a Board member by a stockholder of the Company and (ii) an employee of such stockholder of the Company, then, at the irrevocable election of the employing stockholder, the Person or entity who shall be eligible to participate in this Plan on behalf of the service of the respective Board member shall be the employing stockholder (or one of its Affiliates). To the extent such election is made, the respective Board member shall have no rights hereunder as a Participant with respect to such Board member's participation in this Plan. An Award may be granted to a Person or entity who has been offered employment or service by the Company or an Affiliate and who would otherwise qualify as eligible to receive the Award to the extent that Person or entity commences employment or service with the Company or an Affiliate, provided that such Person or entity may not receive any payment or exercise any right relating to the Award, and the grant of the Award will be contingent, until such Person or entity has commenced employment or service with the Company or an Affiliate.

ARTICLE VI
COMMON STOCK SUBJECT TO PLAN

6.01    Common Stock Issued

        Upon the issuance of shares of Common Stock pursuant to an Award, the Company may deliver to the Participant (or the Participant's broker if the Participant so directs) shares of Common Stock from its authorized but unissued Common Stock, treasury shares or reacquired shares, whether reacquired on the open market or otherwise.

6.02    Aggregate Limit

        The maximum aggregate number (the "Maximum Aggregate Number") of shares of Common Stock which may be subject to Awards under this Plan is (i) 2,385,000 shares of Common Stock minus (ii) that number of shares of Common Stock subject to Awards which were granted after July 31, 2011 under the Company's Prior Incentive Plans.

        If after July 31, 2011 awards granted under the Company's Prior Incentive Plans subsequently expire or otherwise lapse, are terminated or forfeited or are settled in cash, or are exchanged with the Committee's permission for awards (or Awards under this Plan) not covering shares of Common Stock, the shares of Common Stock subject to such Awards shall be added to the Maximum Aggregate Number of shares of Common Stock which may be subject to Awards under this Plan.

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        Additionally, any shares of Common Stock that after July 31, 2011 are (i) not issued or delivered as a result of a net exercise or settlement of an Award granted under the Company's Prior Incentive Plans, (ii) tendered to pay the exercise price, purchase price or withholding taxes related to an Award granted under the Company's Prior Incentive Plans or (iii) repurchased on the open market with the proceeds of the exercise or purchase price of an Award granted under the Company's Prior Incentive Plans shall be added to the Maximum Aggregate Number of shares of Common Stock which may be subject to Awards under this Plan.

        The Maximum Aggregate Number of shares of Common Stock that may be subject to Awards under the Plan may be subject to Options. To the extent shares of Common Stock not issued under an Option must be counted against this limit as a condition to satisfying the rules applicable to incentive stock options, such rule shall apply to the limit on Options granted under the Plan.

        The Maximum Aggregate Number of shares of Common Stock that may be subject to Awards under the Plan and the maximum number of shares of Common Stock that may be subject to Options under the Plan shall, in each instance, be subject to adjustment as provided in Article XVI, provided, however, that (i) substitute Awards granted under Section 16.03 shall not reduce the Maximum Aggregate Number of shares of Common Stock that may be subject to Awards under the Plan (to the extent permitted by applicable stock exchange rules) and (ii) available shares of stock under a stockholder-approved plan of an acquired company (as appropriately adjusted to reflect the transaction) also may be used for Awards under the Plan and shall not reduce the Maximum Aggregate Number of shares of Common Stock that may be subject to Awards under the Plan (subject to applicable stock exchange requirements).

        No further Awards shall be granted under the Company's Prior Incentive Plans on and after the effective date of the Plan.

6.03    Individual Limit

        The maximum number of shares of Common Stock that may be covered by Options, SARs or Other Stock-Based Awards in the nature of purchase rights granted to any one Participant during any consecutive rolling thirty-six (36)-month period shall be 1,500,000 shares of Common Stock; provided, however, that (i) if the Options, SARs or Other Stock-Based Awards in the nature of purchase rights are denominated in shares of Common Stock but an equivalent amount of cash is delivered in lieu of delivery of shares of Common Stock, the foregoing limit shall be applied based on the methodology used by the Committee to convert the number of shares of Common Stock into cash and (ii) any adjustment in the number of shares of Common Stock or amount of cash delivered to reflect actual or deemed investment experience shall be disregarded. For purposes of the foregoing limit, an Option and its corresponding SAR shall be treated as a single Award. For Full Value Awards that are intended to constitute "qualified performance-based compensation" within the meaning of Section 162(m) of the Code, no more than 1,000,000 shares of Common Stock may be subject to any such Full Value Awards granted to any one Participant during any consecutive rolling thirty-six (36)-month period (regardless of whether settlement of the Award is to occur prior to, at the time of, or after the time of vesting); provided, however, that (i) if the Full Value Award is denominated in shares of Common Stock but an equivalent amount of cash is delivered in lieu of delivery of shares of Common Stock, the foregoing limit shall be applied based on the methodology used by the Committee to convert the number of shares of Common Stock into cash and (ii) any adjustment in the number of shares of Common Stock or amount of the cash delivered to reflect actual or deemed investment experience shall be disregarded. For any Awards that are intended to constitute "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and are stated with reference to a specified dollar limit, the maximum amount that may be earned and become payable to any one Participant with respect to any twelve (12)-month performance period shall equal $1,800,000 (pro rated up or down for performance periods that are greater or lesser than twelve (12) months); provided, however, that (i) if the Award is denominated in cash but an equivalent amount of shares of Common Stock are delivered in lieu of delivery of cash, the foregoing limit shall be applied to the cash based on the

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methodology used by the Committee to convert the cash into shares of Common Stock and (ii) any adjustment in the number of shares of Common Stock or the amount of cash delivered to reflect actual or deemed investment experience shall be disregarded. For any Cash Awards that are intended to constitute annual incentive awards, the maximum amount that may be earned and become payable to any one Participant with respect to any twelve (12)-month period shall equal $2,000,000; provided, however, that (i) if the Cash Award is denominated in cash but an equivalent amount of shares of Common Stock are delivered in lieu of delivery of cash, the foregoing limit shall be applied to the cash based on the methodology used by the Committee to convert the cash into shares of Common Stock and (ii) any adjustment in the number of shares of Common Stock or the amount of cash delivered to reflect actual or deemed investment experience shall be disregarded. If an Award that a Participant holds is cancelled or subject to a repricing within the meaning of the regulations under Code Section 162(m) (after shareholder approval as required herein), the cancelled Award shall continue to be counted against the maximum number of shares of Common Stock for which Awards may be granted to the Participant in any calendar year as required under Code Section 162(m). The maximum number of shares that may be granted in any consecutive rolling thirty-six (36)-month period to any Participant shall be subject to adjustment as provided in Article XVI.

6.04    Share Counting

        Except as set forth below, a share of Common Stock subject to any Award under this Plan shall reduce the Maximum Aggregate Number of shares of Common Stock available for Awards under this Plan, and the maximum number of shares of Common Stock available for Options under this Plan, by one. Except as otherwise provided herein, (i) any shares of Common Stock subject to an Award granted under this Plan which terminates by expiration, forfeiture, cancellation or otherwise, which is settled in cash in lieu of Common Stock or which is exchanged, with the Committee's permission, for Awards granted under this Plan not involving shares of Common Stock, (ii) shares of Common Stock not issued or delivered as a result of the net exercise or settlement of an outstanding Award granted under this Plan, (iii) shares of Common Stock tendered to pay the exercise or purchase price or withholding taxes relating to an outstanding Award granted under this Plan, (iv) shares of Common Stock repurchased on the open market with the proceeds of the exercise or purchase price of an Award granted under this Plan, and (v) shares of Common Stock under a stock-settled SAR that are not actually issued in connection with settlement of the stock-settled SAR, shall all again be available for Awards under the Plan.

ARTICLE VII
OPTIONS

7.01    Grant

        Subject to the eligibility provisions of Article V, the Committee will designate each individual or entity to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such grant and whether the Option is an incentive stock option or a nonqualified stock option. Notwithstanding any other provision of the Plan or any Agreement, the Committee may only grant an incentive stock option to an individual who is an employee of the Company or an Affiliate. An Option may be granted with or without a Corresponding SAR.

7.02    Option Price

        The price per share of Common Stock purchased on the exercise of an Option shall be determined by the Committee on the date of grant, but shall not be less than the Fair Market Value of a share of Common Stock on the date the Option is granted, subject to Sections 14.06 and 16.03 with respect to substitute Awards. However, if at the time of grant of an Option that is intended to be an incentive stock option, the Participant is a Ten Percent Shareholder, the price per share of Common Stock purchased on the exercise

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of such Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date the Option is granted.

7.03    Maximum Term of Option

        The maximum time period in which an Option may be exercised shall be determined by the Committee on the date of grant, except that no Option shall be exercisable after the expiration of ten (10) years from the date such Option was granted (or five (5) years from the date such Option was granted in the event of an incentive stock option granted to a Ten Percent Shareholder).

7.04    Exercise

        Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that incentive stock options (granted under the Plan and all plans of the Company and its Affiliates) may not be first exercisable in a calendar year for shares of Common Stock having a Fair Market Value (determined as of the date the Option is granted) exceeding the limit set forth under Code Section 422(d) (currently $100,000). If the limitation is exceeded, the Options that cause the limitation to be exceeded shall be treated as nonqualified stock options. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option. The exercise of an Option shall result in the termination of the Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

7.05    Payment

        Subject to rules established by the Committee and unless otherwise provided in an Agreement, payment of all or part of the Option price shall be made in cash or cash equivalent acceptable to the Committee. If the Agreement so provides, the Committee, in its discretion and provided applicable law so permits, may allow a Participant to pay all or part of the Option price (a) by surrendering (actually or by attestation) shares of Common Stock to the Company that the Participant already owns; (b) by a cashless exercise through a broker; (c) by means of a "net exercise" procedure; (d) by such other medium of payment as the Committee, in its discretion, shall authorize; or (e) by any combination of the aforementioned methods of payment. If shares of Common Stock are used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

7.06    Stockholder Rights

        No Participant shall have any rights as a stockholder with respect to shares subject to his or her Option until the date of exercise of such Option and the issuance of the shares of Common Stock.

7.07    Disposition of Shares

        A Participant shall notify the Company of any sale or other disposition of shares of Common Stock acquired pursuant to an Option that was designated an incentive stock option if such sale or disposition occurs (a) within two (2) years of the grant of an Option or (b) within one (1) year of the issuance of shares of Common Stock to the Participant (subject to any changes in such time periods as set forth in Code Section 422(a)). Such notice shall be in writing and directed to the Secretary of the Company.

7.08    No Liability of Company

        The Company shall not be liable to any Participant or any other Person if the Internal Revenue Service or any court or other authority having jurisdiction over such matter determines for any reason that

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an Option intended to be an incentive stock option and granted hereunder does not qualify as an incentive stock option.

ARTICLE VIII
SARS

8.01    Grant

        Subject to the eligibility provisions of Article V, the Committee will designate each individual or entity to whom SARs are to be granted and will specify the number of shares of Common Stock covered by such grant. In addition, no Participant may be granted Corresponding SARs (under this Plan and all other incentive stock option plans of the Company and its Affiliates) that are related to incentive stock options which are first exercisable in any calendar year for shares of Common Stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds $100,000.

8.02    Maximum Term of SAR

        The maximum term of a SAR shall be determined by the Committee on the date of grant, except that no SAR shall have a term of more than ten (10) years from the date such SAR was granted (or five (5) years for a Corresponding SAR that is related to an incentive stock option and that is granted to a Ten Percent Shareholder). No Corresponding SAR shall be exercisable or continue in existence after the expiration of the Option to which the Corresponding SAR relates.

8.03    Exercise

        Subject to the provisions of this Plan and the applicable Agreement, a SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that a SAR may be exercised only when the Fair Market Value of the Common Stock that is subject to the exercise exceeds the Initial Value of the SAR and a Corresponding SAR may be exercised only to the extent that the related Option is exercisable. A SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of a SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

8.04    Settlement

        The amount payable to the Participant by the Company as a result of the exercise of a SAR shall be settled in cash, by the issuance of shares of Common Stock or by a combination thereof, as the Committee, in its sole discretion, determines and sets forth in the applicable Agreement. No fractional share will be deliverable upon the exercise of a SAR but a cash payment will be made in lieu thereof.

8.05    Stockholder Rights

        No Participant shall, as a result of receiving a SAR, have any rights as a stockholder of the Company or any Affiliate until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

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 ARTICLE IX
RESTRICTED STOCK AWARDS

9.01    Award

        Subject to the eligibility provisions of Article V, the Committee will designate each individual or entity to whom a Restricted Stock Award is to be granted, and will specify the number of shares of Common Stock covered by such grant and the price, if any, to be paid for each share of Common Stock covered by the grant.

9.02    Payment

        Unless the Agreement provides otherwise, if the Participant must pay for a Restricted Stock Award, payment of the Award shall be made in cash or cash equivalent acceptable to the Committee. If the Agreement so provides, the Committee, in its discretion and provided applicable law so permits, may allow a Participant to pay all or part of the purchase price (i) by surrendering (actually or by attestation) shares of Common Stock to the Company the Participant already owns and, if necessary to avoid adverse accounting consequences, has held for at least six months, (ii) by means of a "net exercise procedure" by the surrender of shares of Common Stock to which the Participant is otherwise entitled under the Restricted Stock Award, (iii) by such other medium of payment as the Committee in its discretion shall authorize or (iv) by any combination of the foregoing methods of payment. If Common Stock is used to pay all or part of the purchase price, the sum of cash and cash equivalent and other payments and the Fair Market Value (determined as of the day preceding the date of purchase) of the Common Stock surrendered must not be less than the purchase price of the Restricted Stock Award. A Participant's rights in a Restricted Stock Award may be subject to repurchase upon specified events as determined by the Committee and set forth in the Agreement.

9.03    Vesting

        The Committee, on the date of grant of the Restricted Stock Award, shall prescribe that the Restricted Stock Award will become nonforfeitable and transferable subject to such conditions as are set forth in the Agreement. Notwithstanding any provision herein to the contrary, the Committee, in its sole discretion, may grant Restricted Stock Awards that are nonforfeitable and transferable immediately upon grant, including without limitation Restricted Stock Awards granted in payment of earned performance awards or other incentive compensation under the Plan or any other plans or compensatory arrangements of the Company or any Affiliate. By way of example and not of limitation, the Committee may prescribe that a Participant's rights in a Restricted Stock Award shall be forfeitable and nontransferable subject to (a) the attainment of objectively determinable performance conditions based on the criteria described in Article XV, (b) the Participant's completion of a specified period of employment or service with the Company or an Affiliate, (c) the Participant's death, Disability or Retirement or (d) satisfaction of a combination of any of the foregoing factors. Notwithstanding the preceding sentences, if and to the extent deemed necessary by the Committee, Restricted Stock Awards granted to Named Executive Officers shall be forfeitable and nontransferable subject to attainment of objectively determinable performance conditions based on the criteria described in Article XV and shall be subject to the other requirements set forth in Article XV so as to enable such Restricted Stock Award to qualify as "qualified performance-based compensation" under the regulations promulgated under Code Section 162(m). Unless otherwise set forth in the Agreement, Restricted Stock Awards granted to non-employee members of the Board or the Board of Directors of an Affiliate shall only become nonforfeitable and transferable if the Participant serves continuously on the Board or the Board of Directors of the Affiliate, as applicable, from the date of grant until the one-year anniversary of the date of grant or, if earlier, the date of the next annual meeting of the Company's shareholders following the date of grant. A Restricted Stock Award can only become nonforfeitable and transferable during the Participant's lifetime in the hands of the Participant.

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9.04    Maximum Restriction Period

        To the extent the Participant's rights in a Restricted Stock Award are forfeitable and nontransferable for a period of time, the Committee on the date of grant shall determine the maximum period over which the rights may become nonforfeitable and transferable, except that such period shall not exceed ten (10) years from the date of grant.

9.05    Stockholder Rights

        Prior to their forfeiture (in accordance with the applicable Agreement and while the shares of Common Stock granted pursuant to the Restricted Stock Award may be forfeited and are nontransferable), a Participant will have all rights of a stockholder with respect to a Restricted Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (a) a Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of shares granted pursuant to a Restricted Stock Award, (b) the Company shall retain custody of any certificates evidencing shares granted pursuant to a Restricted Stock Award and (c) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Restricted Stock Award. In lieu of retaining custody of the certificates evidencing shares granted pursuant to a Restricted Stock Award, the shares of Common Stock granted pursuant to the Restricted Stock Award may, in the Committee's discretion, be held in escrow by the Company or recorded as outstanding by notation on the stock records of the Company until the Participant's interest in such shares of Common Stock vest. Notwithstanding the preceding sentences, but subject to Section 14.07 below, if and to the extent deemed necessary by the Committee, dividends payable with respect to Restricted Stock Awards may accumulate (without interest) and become payable in cash or in shares of Common Stock to the Participant at the time, and only to the extent that, the portion of the Restricted Stock Award to which the dividends relate has become transferable and nonforfeitable. The limitations set forth in the preceding sentences shall not apply after the shares granted under the Restricted Stock Award are transferable and are no longer forfeitable.

ARTICLE X
RESTRICTED STOCK UNITS

10.01    Grant

        Subject to the eligibility provisions of Article V, the Committee will designate each individual or entity to whom a grant of Restricted Stock Units is to be made and will specify the number of shares covered by such grant.

10.02    Earning the Award

        The Committee, on the date of grant of the Restricted Stock Units, shall prescribe that the Restricted Stock Units will be earned and become payable subject to such conditions as are set forth in the Agreement. Notwithstanding any provision herein to the contrary, the Committee, in its sole discretion, may grant Restricted Stock Units in payment of earned performance awards or other incentive Compensation under the Plan or any other plans or Compensatory arrangements of the Company or any Affiliate. By way of example and not of limitation, the Committee may prescribe that the Restricted Stock Units will be earned and become payable upon (a) the satisfaction of objectively determinable performance conditions based on the criteria described in Article XV, (b) the Participant's completion of a specified period of employment or service with the Company or an Affiliate, (c) the Participant's death, Disability or Retirement or (d) satisfaction of a combination of any of the foregoing factors. If and to the extent deemed necessary by the Committee, Restricted Stock Units granted to Named Executive Officers shall become payable upon the satisfaction of objectively determinable performance conditions based on the criteria described in Article XV and shall be subject to the other requirements set forth in Article XV so as to enable such Restricted Stock Units to qualify as "qualified performance-based compensation"

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under the regulations promulgated under Code Section 162(m). Unless otherwise set forth in the Agreement, Restricted Stock Units granted to non-employee members of the Board or the Board of Directors of an Affiliate shall only become earned and payable if the Participant serves continuously on the Board or the Board of Directors of the Affiliate, as applicable, from the date of grant until the one-year anniversary of the date of grant or, if earlier, the date of the next annual meeting of the Company's shareholders following the date of grant. Notwithstanding any provision herein to the contrary, the Committee, in its sole discretion, may grant Restricted Stock Units that are earned and payable immediately upon grant.

10.03    Maximum Restricted Stock Unit Award Period

        The Committee, on the date of grant, shall determine the maximum period over which Restricted Stock Units may be earned, except that such period shall not exceed ten (10) years from the date of grant.

10.04    Payment

        The amount payable to the Participant by the Company when an Award of Restricted Stock Units is earned shall be settled by the issuance of one share of Common Stock (or, as otherwise determined by the Committee and set forth in the applicable Agreement, the equivalent Fair Market Value of one share of Common Stock in cash) for each Restricted Stock Unit that is earned. A fractional share of Common Stock shall not be deliverable when an Award of Restricted Stock Units is earned, but a cash payment will be made in lieu thereof.

10.05    Stockholder Rights

        No Participant shall, as a result of receiving a grant of Restricted Stock Units, have any rights as a stockholder until and then only to the extent that the Restricted Stock Units are earned and settled in shares of Common Stock, nor shall any participant receive Dividend Equivalents solely as a result of receiving a grant of Restricted Stock Units. However, notwithstanding the foregoing, the Committee, in its sole discretion, may grant Dividend Equivalents in the Agreement in connection with a grant of Restricted Stock Units. By way of example and not limitation, such Dividend Equivalents may provide that, for so long as the Participant holds any Restricted Stock Units, if the Company pays any cash dividends on its Common Stock, then (a) the Company may pay the Participant in cash for each outstanding Restricted Stock Unit covered by the Agreement as of the record date of such dividend, less any required withholdings, the per share amount of such dividend or (b) the number of outstanding Restricted Stock Units covered by the Agreement may be increased by the number of Restricted Stock Units, rounded down to the nearest whole number, equal to (i) the product of the number of the Participant's outstanding Restricted Stock Units as of the record date for such dividend multiplied by the per share amount of the dividend divided by (ii) the Fair Market Value of a share of Common Stock on the payment date of such dividend. In the event additional Restricted Stock Units are awarded, such Restricted Stock Units shall be subject to the same terms and conditions set forth in the Plan and the Agreement as the outstanding Restricted Stock Units with respect to which they were granted. Notwithstanding the preceding sentences, but subject to Section 14.07 below, if and to the extent deemed necessary to the Committee, Dividend Equivalents payable with respect to Restricted Stock Units may accumulate (without interest) and become payable to the Participant at the time, and only to the extent that, the portion of the Restricted Stock Units to which the Dividend Equivalents relate has become earned and payable. The limitations set forth in the preceding sentences shall not apply after the Restricted Stock Units become earned and payable and shares are issued thereunder.

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 ARTICLE XI
INCENTIVE AWARDS

11.01    Grant

        Subject to the eligibility provisions of Article V, the Committee will designate each individual or entity to whom Incentive Awards are to be granted. All Incentive Awards shall be determined exclusively by the Committee under the procedures established by the Committee.

11.02    Earning the Award

        Subject to the Plan, the Committee, on the date of grant of an Incentive Award, shall specify in the applicable Agreement the terms and conditions which govern the grant, including, without limitation, whether the Participant to be entitled to payment must be employed or providing services to the Company or an Affiliate at the time the Incentive Award is to be paid. By way of example and not of limitation, the Committee may prescribe that the Incentive Award shall be earned and payable upon (a) the satisfaction of objectively determinable performance conditions based on the criteria described in Article XV, (b) the Participant's completion of a specified period of employment or service with the Company or an Affiliate, (c) the Participant's death, Disability or Retirement or (d) satisfaction of a combination of any of the foregoing factors. If and to the extent deemed necessary by the Committee, Incentive Awards granted to Named Executive Officers shall be earned and become payable upon the satisfaction of objectively determinable performance conditions based on the criteria described in Article XV and shall be subject to the other requirements set forth in Article XV so as to enable the Incentive Awards to qualify as "qualified performance-based compensation" under the regulations promulgated under Code Section 162(m).

11.03    Maximum Incentive Award Period

        The Committee, at the time an Incentive Award is made, shall determine the maximum period over which the Incentive Award may be earned, except that such period shall not exceed ten (10) years from the date of grant.

11.04    Payment

        The amount payable to the Participant by the Company when an Incentive Award is earned may be settled in cash, by the issuance of shares of Common Stock or by a combination thereof, as the Committee, in its sole discretion, determines and sets forth in the applicable Agreement. A fractional share of Common Stock shall not be deliverable when an Incentive Award is earned, but a cash payment will be made in lieu thereof.

11.05    Stockholder Rights

        No Participant shall, as a result of receiving an Incentive Award, have any rights as a stockholder of the Company or any Affiliate on account of such Incentive Award, unless and then only to the extent that the Incentive Award is earned and settled in shares of Common Stock.

ARTICLE XII
OTHER STOCK-BASED AWARDS

12.01    Other Stock-Based Awards

        The Committee is authorized, subject to limitations under applicable law, to grant to a Participant such other Awards that may be denominated or payable in, valued in whole or in part by reference to or otherwise based on shares of Common Stock, including, without limitation, convertible or exchangeable securities, and other rights convertible or exchangeable into shares of Common Stock or the cash value of shares of Common Stock. The Committee shall determine the terms and conditions of any such Other Stock-Based Awards. Unless the Committee or the Agreement provides otherwise, Other Stock-Based

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Awards shall be vested, exercisable or earned and payable upon the date of grant. Common Stock delivered pursuant to an Other Stock-Based Award in the nature of purchase rights ("Purchase Right Award") shall be purchased for such consideration not less than the Fair Market Value of the shares of Common Stock as of the date the Other Stock-Based Award is granted (subject to Sections 14.06 and 16.03 with respect to substitute Awards), and may be paid for at such times, by such methods, and in such forms, including, without limitation, cash, shares of Common Stock, other Awards, notes or other property, as the Committee shall determine. The maximum time period in which an Other Stock-Based Award in the nature of purchase rights may be exercised shall be determined by the Committee on the date of grant, except that no Other Stock-Based Award in the nature of purchase rights shall be exercisable after the expiration of ten (10) years from the date such Other Stock-Based Award was granted.

12.02    Bonus Stock and Awards in Lieu of Other Obligations

        The Committee also is authorized (i) to grant to a Participant shares of Common Stock as a bonus, (ii) to grant shares of Common Stock or other Awards in lieu of other obligations of the Company or any Affiliate to pay cash or to deliver other property under this Plan or under any other plans or compensatory arrangements of the Company or any Affiliate, (iii) to use available shares of Common Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or an Affiliate, and (iv) subject to Section 19.13 below, to grant as alternatives to or replacements of Awards granted or outstanding under the Plan or any other plan or arrangement of the Company or any Affiliate, subject to such terms as shall be determined by the Committee and the overall limitation on the number of shares of Common Stock that may be issued under the Plan. Notwithstanding any other provision hereof, shares of Common Stock or other securities delivered to a Participant pursuant to a purchase right granted under this Plan shall be purchased for consideration, the Fair Market Value of which shall not be less than the Fair Market Value of such shares of Common Stock or other securities as of the date such purchase right is granted.

ARTICLE XIII
DIVIDEND EQUIVALENTS AND CASH AWARDS

13.01    Dividend Equivalents

        The Committee is authorized to grant Dividend Equivalents to a Participant which may be awarded on a free-standing basis or in connection with another Award. Subject to Section 14.07 below, the Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional shares of Common Stock, other Awards or other investment vehicles, subject to restrictions on transferability, risk of forfeiture and such other terms as the Committee may specify and set forth in the applicable Agreement. Notwithstanding the foregoing, no Dividend Equivalents may be awarded in connection with an Option, SAR or Other Stock-Based Award in the nature of purchase rights.

13.02    Cash Awards

        The Committee is authorized to grant to a Participant Cash Awards. The Committee shall determine the terms and conditions of any such Cash Awards. Cash Awards may be granted as an element of or a supplement to any other Award under the Plan or as a stand-alone Cash Award. The Committee, on the date of grant of Cash Awards, may prescribe that the Cash Awards will be earned and become payable subject to such conditions as are set forth in the Agreement. By way of example and not of limitation, the Committee may prescribe that Cash Awards will be earned and become payable upon (a) the satisfaction of objectively determinable performance conditions based on the criteria described in Article XV, (b) the Participant's completion of a specified period of employment or service with the Company or an Affiliate, (c) the Participant's death, Disability or Retirement or (d) satisfaction of a combination of any of the foregoing factors. If and to the extent deemed necessary by the Committee, Cash Awards granted to

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Named Executive Officers shall become payable upon the satisfaction of objectively determinable performance conditions based on the criteria described in Article XV and shall be subject to the other requirements set forth in Article XV so as to enable such Cash Awards to qualify as "qualified performance-based compensation" under the regulations promulgated under Code Section 162(m). Notwithstanding any provision herein to the contrary, the Committee, in its sole discretion, may grant Cash Awards in payment of earned performance awards and other incentive compensation payable under the Plan or any other plans or compensatory arrangements of the Company or any Affiliate. Unless the Committee or the Agreement provides otherwise, Cash Awards shall be vested and payable upon the date of grant.

ARTICLE XIV
TERMS APPLICABLE TO ALL AWARDS

14.01    Written Agreement

        Each Award shall be evidenced by a written or electronic Agreement (including any amendment or supplement thereto) between the Company and the Participant specifying the terms and conditions of the Award granted to such Participant. Each Agreement should specify whether the Award is intended to be a Non-409A Award or a 409A Award.

14.02    Nontransferability

        Except as provided in Section 14.03 below, each Award granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution or pursuant to the terms of a valid qualified domestic relations order. In the event of any transfer of an Option or Corresponding SAR (by the Participant or his transferee), the Option and Corresponding SAR that relates to such Option must be transferred to the same Person or Persons or entity or entities. Except as provided in Section 14.03 below, during the lifetime of the Participant to whom the Option or SAR is granted, the Option or SAR may be exercised only by the Participant. No right or interest of a Participant in any Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant or his transferee.

14.03    Transferable Awards

        Section 14.02 to the contrary notwithstanding, if the Agreement so provides, an Award that is not an incentive stock option or a Corresponding SAR that relates to an incentive stock option may be transferred by a Participant to immediate family members or trusts or other entities on behalf of the Participant and/or immediate family members or for charitable donations. Any such transfer will be permitted only if (a) the Participant does not receive any consideration for the transfer and (b) the Committee expressly approves the transfer. The holder of the Award transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Award during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Award except by will or the laws of descent and distribution. Unless transferred as provided in Section 9.05, a Restricted Stock Award may not be transferred prior to becoming non-forfeitable and transferable.

14.04    Participant Status

        If the terms of any Award provide that it may be exercised or paid only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service. For purposes of the Plan, employment and continued service shall be deemed to exist between the Participant and the Company and/or an Affiliate if, at the time of the determination, the Participant is a director, officer, employee, consultant or advisor of the Company or an Affiliate. A Participant on military leave, sick leave or other bona fide leave of absence shall continue to be considered an employee

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for purposes of the Plan during such leave if the period of leave does not exceed three (3) months, or, if longer, so long as the individual's right to re-employment with the Company or any of its Affiliates is guaranteed either by statute or by contract. If the period of leave exceeds three (3) months, and the individual's right to re-employment is not guaranteed by statute or by contract, the employment shall be deemed to be terminated on the first day after the end of such three (3) month period. Except as may otherwise be expressly provided in an Agreement, Awards granted to a director, officer, employee, consultant or advisor shall not be affected by any change in the status of the Participant so long as the Participant continues to be a director, officer, employee, consultant or advisor to the Company or any of its Affiliates (regardless of having changed from one to the other or having been transferred from one entity to another). The Participant's employment or continued service shall not be considered interrupted in the event the Committee, in its discretion, and as specified at or prior to such occurrence, determines there is no interruption in the case of a spin-off, sale or disposition of the Participant's employer from the Company or an Affiliate, except that if the Committee does not otherwise specify such at or such prior to such occurrence, the Participant will be deemed to have a termination of employment or continuous service to the extent the Affiliate that employs the Participant is no longer the Company or an entity that qualifies as an Affiliate. The foregoing provisions apply to a 409A Award only to the extent Section 409A of the Code does not otherwise treat the Participant as continuing in service or employment or as having a separation from service at an earlier time.

14.05    Change in Control

        Notwithstanding any provision of any Agreement, in the event of a Change in Control, the Committee in its discretion may (i) declare that some or all outstanding Options, SARs and Other Stock-Based Awards in the nature of purchase rights previously granted under the Plan, whether or not then exercisable, shall terminate on the Control Change Date without any payment to the holder of the Options, SARs and Other Stock-Based Awards in the nature of purchase rights, provided the Committee gives prior written notice to the holders of such termination and gives such holders the right to exercise their outstanding Options, SARs and Other Stock-Based Awards in the nature of purchase rights for at least seven (7) days before such date to the extent then exercisable (or to the extent such Options, SARs or Other Stock-Based Awards in the nature of purchase rights would have become exercisable as of the Control Change Date), (ii) terminate on the Control Change Date outstanding Restricted Stock Awards, Restricted Stock Units, Incentive Awards, Other Stock-Based Awards not in the nature of purchase rights and Dividend Equivalents previously granted under the Plan that are not then nonforfeitable and transferable or earned and payable (and that will not become nonforfeitable and transferable or earned and payable as of the Control Change Date) without any payment to the holder of the Restricted Stock Award, Restricted Stock Units, Incentive Awards, Other Stock-Based Awards not in the nature of purchase rights and Dividend Equivalents, other than the return, if any, of the purchase price of any such Awards, (iii) terminate on the Control Change Date some or all outstanding Options, SARs and Other Stock-Based Awards in the nature of purchase rights previously granted under the Plan, whether or not then exercisable, in consideration of payment to the holder of the Options, SARs and Other Stock-Based Awards in the nature of purchase rights, with respect to each share of Common Stock for which the Options, SARs and Other Stock-Based Awards in the nature of purchase rights are then exercisable (or that will become exercisable as of the Control Change Date), of the excess, if any, of the Fair Market Value on such date of the Common Stock subject to such portion of the Options, SARs and Other Stock-Based Awards in the nature of purchase rights over the purchase price or Initial Value, as applicable (provided that any portion of such Options, SARs and Other Stock-Based Awards in the nature of purchase rights that are not then exercisable and will not become exercisable on the Control Change Date, and Options, SARs and Other Stock-Based Awards in the nature of purchase rights with respect to which the Fair Market Value of the Common Stock subject to the Options, SARs and Other Stock-Based Awards in the nature of purchase rights does not exceed the purchase price or Initial Value, as applicable, shall be cancelled without any payment therefor), (iv) terminate on the Control Change Date outstanding Restricted Stock Awards, Restricted Stock Units, Incentive Awards, Other Stock-Based Awards not in the

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nature of purchase rights and Divided Equivalents previously granted under the Plan that will become nonforfeitable and transferable or earned and payable as of the Control Change Date (or that previously became nonforfeitable and transferable or earned and payable but have not yet been settled as of the Control Change Date) in exchange for a payment equal to the excess of the Fair Market Value of the shares of Common Stock subject to such Awards, or the amount of cash payable under the Awards, over any unpaid purchase price, if any, for such Awards (provided that any portion of such Awards that are not then nonforfeitable and transferable or earned and payable as of the Control Change Date (and that will not become nonforfeitable and transferable or earned and payable as of the Control Change Date) shall be cancelled without any payment therefor), or (v) take such other actions as the Committee determines to be reasonable under the circumstances to permit the Participant to realize the value of the outstanding Awards (which Fair Market Value for purposes of Awards that are not then exercisable, nonforfeitable and transferable or earned and payable as of the Control Change Date (and that will not become exercisable, nonforfeitable and transferable or earned and payable as of the Control Change Date) or with respect to which the Fair Market Value of the Common Stock subject to the Awards does not exceed the purchase price or Initial Value, as applicable, shall be deemed to be zero). The payments described above may be made in any manner the Committee determines, including in cash, stock or other property. The Committee may take the actions described above with respect to Awards that are not then exercisable, nonforfeitable and transferable or earned and payable or with respect to which the Fair Market Value of the Common Stock subject to the Awards does not exceed the purchase price or Initial Value, as applicable, whether or not the Participant will receive any payments therefor. The Committee in its discretion may take any of the actions described in this Section 14.05 contingent on consummation of the Change in Control and with respect to some or all outstanding Awards, whether or not then exercisable, nonforfeitable and transferable or earned and payable or on an Award-by-Award basis, which actions need not be uniform with respect to all outstanding Awards or Participants. However, outstanding Awards shall not be terminated to the extent that written provision is made for their continuance, assumption or substitution by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control except as otherwise provided in the applicable Agreement. Except to the extent the Committee may otherwise provide in an applicable Agreement, each Participant's outstanding Awards shall become fully exercisable, nonforfeitable and transferable or earned and payable (i) on a Control Change Date or immediately before the date the Awards will be terminated in connection with the Change in Control, as described above, for Awards that are not continued, assumed or substituted by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control or (ii) upon the Participant's death, Disability or involuntary termination of employment or service (including a voluntary termination of employment or service for good reason) within the twenty-four (24) month period after the Change in Control, for Awards that are continued, assumed or substituted by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control, except as described in the following sentence. Outstanding Awards that were to become exercisable, nonforfeitable and transferable, or earned and payable, based on achievement of objectively determinable performance conditions shall only become exercisable, nonforfeitable and transferable, or earned and payable as described in the preceding sentence as follows: (a) if at such time more than fifty percent (50%) of the relevant performance period is completed, then the Awards will become exercisable, nonforfeitable and transferable, or earned and payable, as described above, (i) based upon achievement of performance to date (calculated against pro rata performance targets) to the extent that achievement of performance to date is reasonably measurable or (ii) assuming achievement of performance at one hundred percent (100%) of target to the extent that achievement of performance to date is not reasonably measurable, and (b) if at that time fifty percent (50%) or less of the relevant performance period is completed, then the Awards will become exercisable, nonforfeitable and transferable, or earned and payable, as described above, assuming achievement of performance conditions at fifty percent (50%) of target (regardless of performance to date).

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14.06    Stand-Alone, Additional, Tandem and Substitute Awards

        Subject to Section 19.13 below, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution or exchange for, any other Award or any Award granted under another plan of the Company or any Affiliate or any entity acquired by the Company or any Affiliate or any other right of a Participant to receive payment from the Company or any Affiliate; provided, however, that a 409A Award may not be granted in tandem with a Non-409A Award. Awards granted in addition to or in tandem with another Award or Awards may be granted either at the same time as or at a different time from the grant of such other Award or Awards. Subject to applicable law and the restrictions on 409A Awards and repricings in Section 19.13 below, the Committee may determine that, in granting a new Award, the in-the-money value or Fair Market Value of any surrendered Award or Awards or the value of any other right to payment surrendered by the Participant may be applied, or otherwise taken into account with respect, to any other new Award or Awards.

14.07    Form and Timing of Payment; Deferrals

        Subject to the terms of the Plan and any applicable Agreement, payments to be made by the Company or an Affiliate upon the exercise of an Option, SAR or Other Stock-Based Award in the nature of purchase rights or settlement of any other Award may be made in such form as the Committee may determine and set forth in the applicable Agreement, including, without limitation, cash, shares of Common Stock, other Awards or other property and may be made in a single payment or transfer, in installments or on a deferred basis. The settlement of an Award may be accelerated, and cash paid in lieu of shares of Common Stock in connection with such settlement, in the discretion of the Committee or upon the occurrence of one or more specified events set forth in the applicable Agreement (and to the extent permitted by the Plan and Section 409A of the Code). Subject to the Plan, installment or deferred payments may be required by the Committee or permitted at the election of the Participant on the terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installments or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in shares of Common Stock. In the case of any 409A Award that is vested and no longer subject to a substantial risk of forfeiture (within the meaning of Sections 83 and 409A of the Code), such Award may be distributed to the Participant, upon application of the Participant to the Committee, if the Participant has an unforeseeable emergency within the meaning of Section 409A of the Code, if determined by the Committee and set forth in the applicable Agreement. Notwithstanding any other provision of the Plan, however, no dividends payable with respect to an Award or Dividend Equivalents may be paid in connection with any Awards or Dividend Equivalents that are to become nonforfeitable and transferable or earned and payable based upon performance conditions unless and until the performance conditions are satisfied, and, if determined by the Committee and set forth in the applicable Agreement, any such dividends and Dividend Equivalents will accumulate (without interest) and become payable to the Participant at the time, and only to the extent that, the applicable Awards or Dividend Equivalents have become non-forfeitable and transferable or earned and payable upon satisfaction of the relevant performance conditions.

14.08    Time and Method of Exercise

        The Committee shall determine and set forth in the Agreement the time or times at which Awards granted under the Plan may be exercised or settled in whole or in part and shall set forth in the Agreement the rules regarding the exercise, settlement and/or termination of Awards upon the Participant's death, Disability, termination of employment or ceasing to be a director. Unless the Agreement provides otherwise, an Award may be exercised by delivering notice to the Company's principal office, to the attention of its Secretary (or the Secretary's designee) no less than one (1) business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable Agreement, shall specify the number of shares of Common Stock with respect to which the Award is being exercised

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and the effective date of the proposed exercise and shall be signed by the Participant or other person then having the right to exercise the Award. Such notice may be withdrawn at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise. Notwithstanding any other provision of the Plan, no partial exercise of an Award shall be for an aggregate exercise or purchase price or a base value of less than One Thousand Dollars ($1,000). Notwithstanding any other provision of the Plan, however, if an Award is to become exercisable, nonforfeitable and transferable or earned and payable on the completion of a specified period of employment or service with the Company or any Affiliate, without the achievement of any performance conditions being required, and the Award is not being granted in lieu of any other cash compensation the Participant is to receive that would be payable over a shorter period of time, then unless the applicable Agreement provides otherwise, the Award shall become exercisable, non-forfeitable and transferable or earned and payable with respect to twenty-five percent (25%) of the underlying shares of Common Stock (or any amounts payable thereunder for Awards denoted in dollars) on each of the first, second, third and fourth anniversaries of the date of grant (subject to acceleration of vesting, to the extent permitted by the Plan and the Committee, in the event of a Change in Control or the Participant's death, Disability, Retirement or involuntary termination of employment or service (including a voluntary termination of employment or service for good reason). Notwithstanding any provision of the Plan providing for the maximum term of an Award, in the event any Award would expire prior to exercise, vesting or settlement because trading in shares of Common Stock is prohibited by law or by any insider trading policy of the Company, the term of the Award shall automatically be extended until thirty (30) days after the expiration of any such prohibitions to permit the Participant to realize the value of the Award, provided such extension with respect to the applicable Award (i) is permitted by law, (ii) does not result in a violation of Section 409A with respect to the Award, (iii) permits any Award that is intended to constitute "qualified performance-based compensation" within the meaning of Section 162(m) of the Code to continue to so qualify and (iv) does not otherwise adversely impact the tax consequences of the Award (such as for incentive stock options and related Awards). An Agreement may provide that the Award will be automatically, and without any action by the Participant, deemed exercised, by means of a "net exercise" procedure, immediately prior to the expiration of the Award if the then Fair Market Value of the underlying shares of Common Stock at that time exceeds the exercise or purchase price or base value of the Award, in order to permit the Participant to realize the value of the Award. With respect to an Option and its Corresponding SAR, the Agreement may provide which Award will be deemed exercised. If the Agreement does not so provide, the Option shall be deemed exercised and the Corresponding SAR shall expire unexercised.

14.09    Effect of Termination Date on Options, SARs and Other Stock-Based Awards in the Nature of Purchase Rights

        (a)   Subject to Section 14.09(e) below, if a Participant incurs a Termination Date due to death or Disability, any unexercised Option, SAR or Other Stock-Based Award in the nature of purchase rights granted to the Participant shall become fully exercisable and may thereafter be exercised by the Participant (or, where appropriate, a transferee of the Participant), to the extent then exercisable, (i) for a period of twelve (12) months after the Termination Date or (ii) until the expiration of the stated term of the Option, SAR or Other Stock-Based Award in the nature of purchase rights, whichever period is shorter, unless specifically provided otherwise in the applicable Agreement (in which case the terms of the Agreement shall control). Any portion of the Option, SAR or Other Stock-Based Award in the nature of purchase rights that remains unexercised after the expiration of such period, regardless of whether such portion of the Option, SAR or Other Stock-Based Award in the nature of purchase rights is vested or unvested, shall terminate and be forfeited with no further compensation due to the Participant.

        (b)   Subject to Section 14.09(e) below, if a Participant incurs a Termination Date due to Retirement, any unexercised Option, SAR or Other Stock-Based Award in the nature of purchase rights granted to the Participant shall continue to vest and become exercisable pursuant to its terms (as if the Participant had remained employed or in service) and may thereafter be exercised by the Participant (or, where

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appropriate, a transferee of the Participant), to the extent then exercisable, (i) for a period of twelve (12) months after the Termination Date or (ii) until the expiration of the stated term of the Option, SAR or Other Stock-Based Award in the nature of purchase rights, whichever period is shorter, unless specifically provided otherwise in the applicable Agreement (in which case the terms of the Agreement shall control). Notwithstanding the foregoing, however, the Participant's Option, SAR or Other Stock-Based Award in the nature of purchase rights shall only continue to vest and become exercisable after a Termination Date due to Retirement provided (i) the Participant signs and delivers to the Company a complete release of all claims, in a form acceptable to the Company, and allows the applicable revocation period to expire without having revoked or caused revocation of same (and any vesting that would occur after the Termination Date shall not occur until the Participant has delivered the signed release to the Company and the revocation period thereunder has expired without the Participant having elected to revoke the release), and (ii) the Participant affirms any confidentiality, non-solicitation, non-competition, non-disparagement or similar covenants in effect with the Company or any Affiliate at or after the Termination Date and continues to comply with those covenants through the additional vesting period after the Termination Date or, if earlier, until their expiration pursuant to their terms (failure to affirm such covenants or any breach of same during such period shall result in forfeiture of any additional vesting after the Termination Date and the Clawback Requirement shall be triggered). Any portion of the Option, SAR or Other Stock-Based Award in the nature of purchase rights that remains unexercised after the expiration of such period described above, regardless of whether such portion of the Option, SAR or Other Stock-Based Award in the nature of purchase rights is vested or unvested, shall terminate and be forfeited with no further compensation due to the Participant.

        (c)   Subject to Section 14.09(e) below, if a Participant incurs a Termination Date, other than on death, Disability or Retirement, as a result of termination of service or employment by the Company and its Affiliates involuntarily and without Cause, any unexercised Option, SAR or Other Stock-Based Award in the nature of purchase rights granted to the Participant shall continue to vest and become exercisable pursuant to its terms (as if the Participant had remained employed or in service) and may thereafter be exercised by the Participant (or, where appropriate, a transferee of the Participant), to the extent then exercisable (i) for a period of ninety (90) days after the Termination Date or (ii) until the expiration of the stated term of the Option, SAR or Other Stock-Based Award in the nature of purchase rights, whichever period is shorter, unless specifically provided otherwise in the applicable Agreement (in which case the terms of the Agreement shall control). Notwithstanding the foregoing, however, the Participant's Option, SAR or Other Stock-Based Award in the nature of purchase rights shall only continue to vest and become exercisable after a Termination Date as a result of termination of service or employment by the Company and its Affiliates involuntarily and without Cause provided (i) the Participant signs and delivers to the Company a complete release of all claims, in a form acceptable to the Company, and allows the applicable revocation period to expire without having revoked or caused revocation of same (and any vesting that would occur after the Termination Date shall not occur until the Participant has delivered the signed release to the Company and the revocation thereunder has expired without the Participant having elected to revoke the release), and (ii) the Participant affirms any confidentiality, non-solicitation, noncompetition, non-disparagement or similar covenants in effect with the Company or any Affiliate at or after the Termination Date, and continues to comply with those covenants through the additional vesting period after the Termination Date or, if earlier, until their expiration pursuant to their terms (failure to affirm such covenants or any breach of same during such period shall result in forfeiture of any additional vesting after the Termination Date and the Clawback Requirement shall be triggered). Any portion of the Option, SAR or Other Stock-Based Award in the nature of purchase rights that remains unexercised at the expiration of such period described above, regardless of whether such portion of the Option, SAR or Other Stock-Based Award in the nature of purchase rights is vested or unvested, shall terminate and be forfeited with no further compensation due to the Participant.

        (d)   If a Participant incurs a Termination Date for any reason, other than death, Disability or Retirement, other than as the result of termination of service or employment by the Company and its

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Affiliates involuntarily and without Cause, and other than as the result of termination of service or employment by the Company and its Affiliates involuntarily and with Cause, any unexercised Option, SAR or Other Stock-Based Award in the nature of purchase rights granted to the Participant may thereafter be exercised by the Participant (or, where appropriate, a transferee of the Participant), to the extent exercisable as of the Termination Date, (i) for a period of ninety (90) days after the Termination Date, or (ii) until the expiration of the stated term of the Option, SAR or Other Stock-Based Award in the nature of purchase rights, whichever period is shorter, unless specifically provided otherwise in the applicable Agreement (in which case the terms of the Agreement shall control). Any portion of the Option, SAR or Other Stock-Based Award in the nature of purchase rights that remains unexercised after the expiration of such period, regardless of whether such portion of the Option, SAR or Other Stock-Based Award in the nature of purchase rights is vested or unvested, shall terminate and be forfeited with no further compensation due to the Participant.

        (e)   Notwithstanding the foregoing, (i) in the event any Option, SAR or Other Stock-Based Award in the nature of purchase rights is to become exercisable based on the achievement of performance conditions, any unexercised Option, SAR or Other Stock-Based Award in the nature of purchase rights granted to a Participant will only continue to vest and become exercisable pursuant to its terms following the Termination Date (as if the Participant had remained employed or in service), based on actual results through the end of the applicable performance period, and then only with respect to a pro rata portion of the Option, SAR or Other Stock-Based Award in the nature of purchase rights, with pro rata being that percentage determined by dividing the number of days from the date of grant of the Option, SAR or Other Stock-Based Award in the nature of purchase rights until the Termination Date by the total number of days from the date of grant of the Option, SAR or Other Stock-Based Award in the nature of purchase rights until the date the Option, SAR or Other Stock-Based Award in the nature of purchase rights would have become vested and exercisable had the Participant not incurred a Termination Date and the applicable performance conditions been achieved, unless specifically provided otherwise in the Agreement (in which case the terms of the Agreement shall control) and (ii) the continued vesting of the Award shall not apply if the vesting following the Termination Date would result in a Non-409A Award being subject to Section 409A of the Code or a 409A Award being out of compliance with Section 409A of the Code (to the extent necessary for any Non-409A Award to continue to be exempt from Section 409A of the Code or any 409A Award to be in compliance with Section 409A of the Code, any vesting that would occur within the sixty (60) days after the Termination Date shall not incur until the sixtieth (60th) day after the Termination Date, provided the release described above has become effective, and the Participant has affirmed the applicable covenants, by such time. If, in that case, the Option, SAR or Other Stock-Based Award in the nature of purchase rights expires prior to the end of the sixty (60) days after the Termination Date, there shall be no additional vesting).

14.10    Effect of Termination Date on Full Value Awards

        (a)   Subject to Section 14.10(e) below, if a Participant incurs a Termination Date due to death or Disability, any outstanding Full Value Award granted to the Participant shall become nonforfeitable and transferable or earned and payable in full, unless specifically provided otherwise in the applicable Agreement (in which case the terms of the Agreement shall control).

        (b)   Subject to Section 14.10(e) below, if a Participant incurs a Termination Date due to Retirement, any outstanding Full Value Award granted to the Participant shall continue to vest and become nonforfeitable and transferable or earned and payable pursuant to its terms (as if the Participant had remained employed or in service), unless specifically provided otherwise in the applicable Agreement (in which case the terms of the Agreement shall control). Notwithstanding the foregoing, however, the Participant's Full Value Award shall only continue to vest and become nonforfeitable and transferable and earned and payable after a Termination Date due to Retirement provided (i) the Participant signs and delivers to the Company a complete release of all claims, in a form acceptable to the Company, and allows the applicable revocation period to expire without having revoked or caused revocation of same (and any

25

vesting that would occur after the Termination Date shall not occur until the Participant has delivered the signed release to the Company and the revocation period thereunder has expired, without the Participant having elected to revoke the release), and (ii) the Participant affirms any confidentiality, non-solicitation, non-competition, non-disparagement or similar covenants in effect with the Company or any Affiliate at or after the Termination Date, and continues to comply with those covenants until through the additional vesting period after the Termination Date or, if earlier, until their expiration pursuant to their terms (failure to affirm such covenants or any breach of same during such period shall result in forfeiture of any additional vesting after the Termination Date and the Clawback Requirement shall be triggered).

        (c)   Subject to Section 14.10(e) below, if a Participant incurs a Termination Date, other than death, Disability or Retirement, as a result of termination of service or employment by the Company and its Affiliates involuntarily and without Cause, any outstanding Full Value Awards granted to the Participant shall continue to vest and become nonforfeitable and transferable or earned and payable(as if the Participant had remained employed or in service), unless specifically provided otherwise in the applicable Agreement (in which case the terms of the Agreement shall control), with respect to a pro rata portion of the Full Value Award, with pro rata being that percentage determined by dividing the number of days from the date of grant of the Full Value Award until the Termination Date by the total number of days from the date of grant of the Full Value Award until the date the Full Value Award would have become nonforfeitable and transferable or earned and payable had the Participant not incurred a Termination Date. Notwithstanding the foregoing, however, a pro rata portion of the Participant's Full Value Award shall only continue to vest and become nonforfeitable and transferable and earned and payable after a Termination Date as a result of termination of service or employment by the Company and its Affiliates involuntarily and without Cause provided (i) the Participant signs and delivers to the Company a complete release of all claims, in a form acceptable to the Company, and allows the applicable revocation period to expire without having revoked or caused revocation of same (and any vesting that would occur after the Termination Date shall not occur until the Participant has delivered the signed release to the Company and the revocation period thereunder has expired without the Participant having elected to revoke the release), and (ii) the Participant affirms any confidentiality, non-solicitation, non-competition, non-disparagement or similar covenants in effect with the Company or any Affiliate at or after the Termination Date, and continues to comply with those covenants through the additional vesting period after the Termination Date or, if earlier, until their expiration pursuant to their terms (failure to affirm such covenants or any breach of same during such period shall result in forfeiture of any additional vesting after the Termination Date and the Clawback Requirement shall be triggered).

        (d)   If a Participant incurs a Termination Date for any reason other than death, Disability or Retirement, other than as a result of termination of service or employment by the Company and its Affiliates involuntarily and without Cause and other than as a result of termination of service or employment by the Company and its Affiliates involuntarily and with Cause, any outstanding Full Value Award granted to the Participant shall terminate and be forfeited with no further compensation due to the Participant, unless specifically provided otherwise in the applicable Agreement (in which case the terms of the Agreement shall control).

        (e)   Notwithstanding the foregoing, (i) in the event any Full Value Award is to become nonforfeitable and transferable or earned and payable based on the achievement of performance conditions, then any such outstanding Full Value Award granted to a Participant shall only continue to vest and become transferable and nonforfeitable or earned and payable pursuant to its terms (as if the Participant had remained employed or in service), based on actual results through the end of the applicable performance period, and then only with respect to a pro rata portion of the Full Value Award, with pro rata being that percentage determined by dividing the number of days from the date of grant of the Full Value Award until the Termination Date by the total number of days from the date of grant of the Full Value Award until the date the Full Value Award would have become nonforfeitable and transferable or earned and payable had the Participant not incurred a Termination Date and the applicable performance conditions been achieved,

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and (ii) none of the Full Value Awards shall become nonforfeitable and transferable or earned and payable if doing so following the Termination Date would result in a Non-409A Award being subject to Section 409A of the Code or a 409A Award being out of compliance with Section 409A of the Code (to the extent necessary for any Non-409A Award to continue to be exempt from Section 409A of the Code or any 409A Award to be in compliance with Section 409A of the Code, any vesting that would occur within the sixty (60) days after the Termination Date shall not incur until the sixtieth (60th) day after the Termination Date provided the release described above has become effective, and the Participant has affirmed the applicable covenants, by such time).

14.11    Non U. S. Participants

        The Committee may grant Awards to Participants located outside of the United States of America. Notwithstanding any other provision of the Plan (other than the limitations of Section 6.02 and Section 19.13) the terms of such Awards shall be as the Committee, in its sole discretion, determines as appropriate and permitted under the law that applies to any Award granted to Participants located outside of the United States of America.

ARTICLE XV
QUALIFIED PERFORMANCE-BASED COMPENSATION

15.01    Performance Conditions

        In accordance with the Plan, the Committee may prescribe that Awards will become exercisable, nonforfeitable and transferable, and earned and payable, based on objectively determinable performance conditions. Objectively determinable performance conditions are performance conditions (i) that are established in writing (a) at the time of grant or (b) no later than the earlier of (x) 90 days after the beginning of the period of service to which they relate and (y) before the lapse of 25% of the period of service to which they relate; (ii) that are uncertain of achievement at the time they are established and (iii) the achievement of which is determinable by a third party with knowledge of the relevant facts. The performance conditions may be stated with respect to (a) net sales; (b) revenue; (c) revenue growth or product revenue growth; (d) operating income (before or after taxes); (e) pre-or after-tax income (before or after allocation of corporate overhead and bonus); (f) net earnings; (g) earnings per share; (h) net income (before or after taxes); (i) return on equity; (j) total shareholder return; (k) return on assets or net assets; (l) appreciation in and/or maintenance of the price of the shares of Common Stock (or any other publicly-traded securities of the Company); (m) market share; (n) gross profits; (o) earnings (including earnings before taxes, before interest and taxes or before interest, taxes, depreciation and amortization); (p) economic value-added models or equivalent metrics; (q) comparisons with various stock market indices; (r) reductions in cost; (s) cash flow or cash flow per share (before or after dividends); (t) return on capital (including return on total capital or return on invested capital); (u) cash flow return on investments; (v) improvement in or attainment of expense levels or working capital levels; (w) operating margin, gross margin or cash margin; (x) year-end cash; (y) debt reduction; (z) shareholder equity; (aa) market shares; (bb) regulatory achievements; and (cc) implementation, completion or attainment of measurable objectives with respect to products or projects and recruiting and maintaining personnel. The business criteria above, may be related to a specific customer or group of customers or products or geographic region. The form of the performance conditions may be measured on a Company, Affiliate, product, division, business unit, service line, segment or geographic basis, individually, alternatively or in any combination, subset or component thereof. Performance goals may include one or more of the foregoing business criteria, either individually, alternatively or any combination, subset or component. Performance goals may reflect absolute performance or a relative comparison of the performance to the performance of a peer group or index or other external measure of the selected business criteria. Profits, earnings and revenues used for any performance condition measurement may exclude any extraordinary or non-recurring items. The performance conditions may, but need not, be based upon an increase or positive

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result under the aforementioned business criteria and could include, for example and not by way of limitation, maintaining the status quo or limiting the economic losses (measured, in each case, by reference to the specific business criteria). The performance conditions may not include solely the mere continued employment of the Participant. However, the Award may become exercisable, nonforfeitable and transferable or earned and payable contingent on the Participant's continued employment or service, and/or employment or service at the time the Award becomes exercisable, nonforfeitable and transferable or earned and payable, in addition to the performance conditions described above. The Committee shall have the sole discretion to select one or more periods of time over which the attainment of one or more of the foregoing performance conditions will be measured for the purpose of determining a Participant's right to, and the settlement of, an Award that will become exercisable, nonforfeitable and transferable or earned and payable based on performance conditions, except that the performance period shall not be less than one year, except in the case of newly-hired or newly-promoted employees and, to the extent permitted by the Committee or set forth in the Agreement, in the event of the Participant's death, Disability, retirement or involuntary termination of employment or service during the performance period.

15.02    Establishing the Amount of the Award

        The amount of the Award that will become exercisable, nonforfeitable and transferable or earned and payable if the performance conditions are obtained (or an objective formula for, or method of, computing such amount) also must be established at the time set forth in Section 15.01 above. Notwithstanding the preceding sentence, the Committee may, in its sole discretion, reduce the amount of the Award that will become exercisable, nonforfeitable and transferable or earned and payable, as applicable, if the Committee determines that such reduction is appropriate under the facts and circumstances. In no event shall the Committee have the discretion to increase the amount of the Award that will become exercisable, nonforfeitable and transferable or earned and payable.

15.03    Earning the Award

        If the Committee, on the date of grant, prescribes that an Award shall become exercisable, nonforfeitable and transferable or earned and payable only upon the attainment of any of the above enumerated performance conditions, the Award shall become exercisable, nonforfeitable and transferable or earned and payable only to the extent that the Committee certifies in writing that such conditions have been achieved. An Award will not satisfy the requirements of this Article XV to constitute "qualified performance-based compensation" if the facts and circumstances indicate the Award will become exercisable, nonforfeitable and transferable or earned and payable regardless of whether the performance conditions are attained. However, an Award does not fail to meet the requirements of this Article XV merely because the Award would become exercisable, nonforfeitable and transferable or earned and payable upon the Participant's death or Disability or upon a Change in Control, although an Award that actually becomes exercisable, nonforfeitable and transferable or earned and payable on account of those events prior to the attainment of the performance conditions would not constitute "qualified performance-based compensation" under Code Section 162(m). In determining if the performance conditions have been achieved, the Committee may adjust the performance targets in the event of any unbudgeted acquisition, divestiture or other unexpected fundamental change in the business of the Company, an Affiliate or business unit or in any product that is material taken as a whole as appropriate to fairly and equitably determine if the Award is to become exercisable, nonforfeitable and transferable or earned and payable only pursuant to the conditions set forth in the Award. Additionally, in determining if such performance conditions have been achieved, the Committee also may adjust the performance targets in the event of any (a) unanticipated asset write-downs or impairment charges, (b) litigation or claim judgments or settlements thereof, (c) changes in tax laws, accounting principles or other laws or provisions affecting reported results, (d) costs and accruals for reorganization or restructuring programs, or extraordinary non-reoccurring items as described in Accounting Principles Board Opinion No. 30 or as described in management's discussion and analysis of the financial condition and results of operations appearing in the Company's Annual Report on Form 10-K for the applicable year or as identified in the financial statements, the notes to the

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financial statements or other securities law filings (each as defined by generally accepted accounting principles), (e) acquisitions, dispositions or discontinued operations or (f) foreign exchange gains or losses as appropriate to fairly and equitably determine if the Award is to become exercisable, nonforfeitable and transferable or earned and payable only pursuant to the conditions set forth in the Award. To the extent any such adjustments would affect Awards, the intent is that they shall be in a form that allows the Award to continue to meet the requirements of Section 162(m) of the Code for deductibility and, to the extent required under Section 162(m) of the Code for "qualified performance-based compensation," set forth in the applicable Agreement.

15.04    Performance Awards

        The purpose of this Article XV is to permit the grant of Awards that constitute "qualified performance-based compensation" within the meaning of Section 162(m) of the Code. The Committee may specify that the Award is intended to constitute "qualified performance-based compensation" by conditioning the right of the Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of any of the enumerated performance criteria and conditions set forth in this Article XV. Notwithstanding the foregoing, the Committee may grant an Award that is subject to the achievement or satisfaction of performance conditions that are not specifically set forth herein to the extent the Committee does not intend for such Award to constitute "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

ARTICLE XVI
ADJUSTMENT UPON CHANGE IN COMMON STOCK

16.01    General Adjustments

        The maximum number of shares of Common Stock that may be issued pursuant to Awards, the terms of outstanding Awards and the per individual limitations on the number of shares of Common Stock that may be issued pursuant to Awards shall be adjusted as the Committee shall determine to be equitably required in the event (a) there occurs a reorganization, recapitalization, stock split, spin-off, split-off, stock dividend, issuance of stock rights, combination of shares, merger, consolidation or distribution (stock or cash) to stockholders other than an ordinary cash dividend; (b) the Company engages in a transaction Code Section 424 describes; or (c) there occurs any other transaction or event which, in the judgment of the Board, necessitates such action. In that respect, the Committee shall make such adjustments as are necessary in the number or kind of shares of Common Stock or securities which are subject to the Award, the exercise price or Initial Value of the Award and such other adjustments as are appropriate in the discretion of the Committee. Such adjustments may provide for the elimination of fractional shares that might otherwise be subject to Awards without any payment therefor. Notwithstanding the foregoing, the conversion of one or more outstanding shares of preferred stock or convertible debentures that the Company may issue from time to time into Common Stock shall not in and of itself require any adjustment under this Article XVI. In addition, the Committee may make such other adjustments to the terms of any Awards to the extent equitable and necessary to prevent an enlargement or dilution of the Participant's rights thereunder as a result of any such event or similar transaction. Any determination made under this Article XVI by the Committee shall be final and conclusive.

16.02    No Adjustments

        The issuance by the Company of stock of any class, or securities convertible into stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of stock or obligations of the Company convertible into such stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares that may be issued pursuant to Awards, the per individual limitations on the number of shares that may be issued pursuant to Awards or the terms of outstanding Awards.

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16.03    Substitute Awards

        The Committee may grant Awards in substitution for Options, SARs, restricted stock, Restricted Stock Units, Incentive Awards or similar Awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in the first paragraph of Section 16.01. Notwithstanding any provision of the Plan (other than the limitation of Section 6.02), the terms of such substituted Awards shall be as the Committee, in its discretion, determines is appropriate.

16.04    Limitation on Adjustments

        Notwithstanding the foregoing, no adjustment hereunder shall be authorized or made if and to the extent the existence of such authority or action (a) would cause Awards under the Plan that are intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code to otherwise fail to qualify as "qualified performance-based compensation," (b) would cause the Committee to be deemed to have the authority to change the targets, within the meaning of Section 162(m) of the Code, under performance goals or relating to Awards granted to Named Executive Officers and intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code, (c) would cause a Non-409A Award to be subject to Section 409A of the Code, (d) would violate Code Section 409A for a 409A Award, (e) would cause a modification of an incentive stock option under Section 424 of the Code and loss of treatment as an incentive stock option or (f) would adversely affect any exemption under Rule 16b-3 of the Exchange Act, unless the Committee determines that such adjustment is necessary and specifically acknowledges that the adjustment will be made notwithstanding any such result.

ARTICLE XVII
COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

17.01    Compliance

        No Option or SAR shall be exercisable, no Restricted Stock Award, Restricted Stock Unit, Incentive Award, Other Stock-Based Award, Dividend Equivalents or Cash Awards shall be granted or settled, no shares of Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any stock certificate evidencing shares of Common Stock issued pursuant to an Award may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations and to reflect any other restrictions applicable to such shares as the Committee otherwise deems appropriate. No Option or SAR shall be exercisable, no Restricted Stock Award, Restricted Stock Unit, Incentive Award, Other Stock-Based Award, Dividend Equivalents or Cash Awards shall be granted or settled, no shares of Common Stock shall be issued, no certificate for shares of Common Stock shall be delivered and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

17.02    Postponement of Exercise or Payment

        The Committee may postpone any grant, exercise, vesting or payment of an Award for such time as the Committee in its sole discretion may deem necessary in order to permit the Company (i) to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable pursuant to the Award under the securities laws; (ii) to take any action in order to (A) list such shares of Common Stock or other shares of stock of the Company on a stock exchange if shares of Common Stock or other shares of stock of the Company are not then listed on such exchange or (B) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock or other shares

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of stock of the Company, including any rules or regulations of any stock exchange on which the shares of Common Stock or other shares of stock of the Company are listed; (iii) to determine that such shares of Common Stock in the Plan are exempt from such registration or that no action of the kind referred to in (ii)(B) above needs to be taken; (iv) to comply with any other applicable law, including without limitation, securities laws; (v) to comply with any legal or contractual requirements during any such time the Company or any Affiliate is prohibited from doing any of such acts under applicable law, including without limitation, during the course of an investigation of the Company or any Affiliate, or under any contract, loan agreement or covenant or other agreement to which the Company or any Affiliate is a party or (vi) to otherwise comply with any prohibition on such acts or payments during any applicable blackout period; and the Company shall not be obligated by virtue of any terms and conditions of any Agreement or any provision of the Plan to recognize the grant, exercise, vesting or payment of an Award or to grant, sell or issue shares of Common Stock or make any such payments in violation of the securities laws or the laws of any government having jurisdiction thereof or any of the provisions hereof. Any such postponement shall not extend the term of the Award and neither the Company nor its directors and officers nor the Committee shall have any obligation or liability to any Participant or to any other person with respect to shares of Common Stock or payments as to which the Award shall lapse because of such postponement.

        Additionally, the Committee may postpone any grant, exercise vesting or payment of an Award if the Company reasonably believes the Company's or any applicable Affiliate's deduction with respect to such Award would be limited or eliminated by application of Code Section 162(m) to the extent permitted by Section 409A of the Code; provided, however, such delay will last only until the earliest date at which the Company reasonably anticipates that the deduction with respect to the Award will not be limited or eliminated by the application of Code Section 162(m) or the calendar year in which the Participant separates from service.

17.03    Forfeiture or Reimbursement

        A Participant shall be required to forfeit any and all rights under Awards or to reimburse the Company for any payment under any Award (with interest as necessary to avoid imputed interest or original issue discount under the Code or as otherwise required by applicable law) to the extent applicable law or any applicable claw-back or recoupment policy of the Company or any of its Affiliates requires such forfeiture or reimbursement.

ARTICLE XVIII
LIMITATION ON BENEFITS

        Despite any other provisions of this Plan to the contrary, if the receipt of any payments or benefits under this Plan would subject a Participant to tax under Code Section 4999, the Committee may determine whether some amount of payments or benefits would meet the definition of a "Reduced Amount." If the Committee determines that there is a Reduced Amount, the total payments or benefits to the Participant under all Awards must be reduced to such Reduced Amount, but not below zero. It is the intention of the Company and the Participant to reduce the payments under this Plan only if the aggregate Net After Tax Receipts to the Participant would thereby be increased. If the Committee determines that the benefits and payments must be reduced to the Reduced Amount, the Company must promptly notify the Participant of that determination, with a copy of the detailed calculations by the Committee. All determinations of the Committee under this Article XVIII are final, conclusive and binding upon the Company and the Participant. As result of the uncertainty in the application of Code Section 4999 at the time of the initial determination by the Committee under this Article XVIII, however, it is possible that amounts will have been paid under the Plan to or for the benefit of a Participant which should not have been so paid ("Overpayment") or that additional amounts which will not have been paid under the Plan to or for the benefit of a Participant could have been so paid ("Underpayment"), in each case consistent with the calculation of the Reduced Amount. If the Committee, based either upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant, which the Committee believes has a

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high probability of success, or controlling precedent or other substantial authority, determines that an Overpayment has been made, any such Overpayment must be treated for all purposes as a loan, to the extent permitted by applicable law, which the Participant must repay to the Company together with interest at the applicable federal rate under Code Section 7872(f)(2); provided, however, that no such loan may be deemed to have been made and no amount shall be payable by the Participant to the Company if and to the extent such deemed loan and payment would not either reduce the amount on which the Participant is subject to tax under Code Sections 1, 3101 or 4999 or generate a refund of such taxes. If the Committee, based upon controlling precedent or other substantial authority, determines that an Underpayment has occurred, the Committee must promptly notify the Company of the amount of the Underpayment, which then shall be paid promptly to the Participant but no later than the end of the Participant's taxable year next following the Participant's taxable year in which the determination is made that the Underpayment has occurred. For purposes of this Section, (a) "Net After Tax Receipt" means the Present Value of a payment under this Plan net of all taxes imposed on Participant with respect thereto under Code Sections 1, 3101 and 4999, determined by applying the highest marginal rate under Code Section 1 which applies to the Participant's taxable income for the applicable taxable year; (b) "Present Value" means the value determined in accordance with Code Section 280G(d)(4); and (c) "Reduced Amount" means the smallest aggregate amount of all payments and benefits under this Plan which (i) is less than the sum of all payments and benefits under this Plan and (ii) results in aggregate Net After Tax Receipts which are equal to or greater than the Net After Tax Receipts which would result if the aggregate payments and benefits under this Plan were any other amount less than the sum of all payments and benefits to be made under this Plan.

ARTICLE XIX
GENERAL PROVISIONS

19.01    Effect on Employment and Service

        Neither the adoption of this Plan, its operation nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual or entity any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual or entity at any time with or without assigning a reason therefor.

19.02    Unfunded Plan

        This Plan, insofar as it provides for Awards, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by Awards under this Plan. Any liability of the Company to any Person with respect to any Award under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

19.03    Rules of Construction

        Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

19.04    Tax Withholding and Reporting

        Unless an Agreement provides otherwise, each Participant shall be responsible for satisfying in cash or cash equivalent any income and employment (including, without limitation, Social Security and Medicare) tax withholding obligations, if applicable, attributable to participation in the Plan and the grant, exercise, vesting or payment of Awards granted hereunder (including the making of a Code Section 83(b) election with respect to an Award). In accordance with procedures that the Committee establishes, the Committee,

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to the extent applicable law permits, may allow a Participant to pay any such applicable amounts (a) by surrendering (actually or by attestation) shares of Common Stock that the Participant already owns and, if necessary to avoid adverse accounting consequences, has held for at least six (6) months (but only for the minimum required withholding); (b) by a cashless exercise, or surrender of shares of Common Stock already owned, through a broker; (c) by means of a "net exercise" procedure by the surrender of shares of Common Stock to which the Participant is otherwise entitled under the Award (but only for the minimum required withholding); (d) by such other medium of payment as the Committee, in its discretion, shall authorize; or (e) by any combination of the aforementioned methods of payment. The Company shall comply with all such reporting and other requirements relating to the administration of this Plan and the grant, exercise, vesting or payment of any Award hereunder as applicable law requires.

19.05    Code Section 83(b) Election

        No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under similar laws may be made unless expressly permitted by the terms of the Award or by action of the Committee in writing prior to the making of such election. In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provisions.

19.06    Reservation of Shares

        The Company, during the term of this Plan, shall at all time reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan. Additionally, the Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorizations needed in order to issue and to sell such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan. However, the inability of the Company to obtain from any such regulatory agency the requisite authorizations the Company's counsel deems to be necessary for the lawful issuance and sale of any shares of Common Stock hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any shares of Common Stock hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or to sell such shares of Common Stock as to which such requisite authority shall not have been obtained.

19.07    Governing Law

        This Plan and all Awards granted hereunder shall be governed by the laws of the State of Delaware, except to the extent federal law applies.

19.08    Other Actions

        Nothing in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including, by way of illustration and not by way of limitation, the right to grant Options, SARs, Restricted Stock Awards, Restricted Stock Units, Incentive Awards, Other Stock-Based Awards or Dividend Equivalents for proper corporate purposes otherwise than under the Plan to any employee or to any other Person, firm, corporation, association or other entity, or to grant Options, SARs, Restricted Stock Awards, or Restricted Stock Units, Incentive Awards, Other Stock-Based Awards or Dividend Equivalents to, or assume such Awards of any Person in connection with, the acquisition, purchase, lease, merger, consolidation, reorganization or otherwise, of all or any part of the business and assets of any Person, firm, corporation, association or other entity.

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19.09    Repurchase of Common Stock

        Subject to Section 19.13 below, the Company or its designee may have the option and right to purchase any Award or any shares of Common Stock issued pursuant to any Award in accordance with the terms and conditions set forth in the applicable Agreement. However, shares of Common Stock repurchased pursuant to an Agreement will still be deemed issued pursuant to the Plan and will not be available for issuance pursuant to future Awards under the Plan (not counting for this purpose any shares of Common Stock repurchased in connection with the lapse or forfeiture of any Restricted Stock Award).

19.10    Other Conditions

        The Committee, in its discretion, may require the Participant on or before the date of grant, exercise, payment or settlement of an Award to enter into (i) a confidentiality, non-solicitation, non-competition, non-disparagement or other similar agreement with the Company or any Affiliate, which may become effective on the date of termination of employment or service of the Participant with the Company or any Affiliate or any other date the Committee may specify and shall contain such terms and conditions as the Committee shall otherwise specify, (ii) an agreement to cancel any other employment agreement, service agreement, fringe benefit or compensation arrangement in effect between the Company or any Affiliate and such Participant and/or (iii) a shareholders' agreement with respect to shares of Common Stock to be issued pursuant to the Award. If the Participant should fail to enter into any such agreement at the Committee's request, then no Award shall be granted, exercised, paid or settled and the number of shares of Common Stock that would have been subject to such Award, if any, shall be added to the remaining shares of Common Stock available under the Plan. In the event the Participant should enter into any such confidentiality, non-solicitation, non-competition, non-disparagement or other similar agreement with the Company or any Affiliate, as a condition to the grant, exercise, payment or settlement of the Award, and the Participant subsequently breach or violate any provision of such agreement, then the Participant shall forfeit any and all further rights under such Award and the Clawback Requirement shall be triggered.

19.11    Forfeiture Provisions

        Notwithstanding any other provisions of the Plan or any Agreement, all rights to any Award that a Participant has will be immediately discontinued and forfeited, and the Company shall not have any further obligation hereunder to the Participant with respect to any Award and the Award will not be exercisable (whether or not previously exercisable) or become vested or payable on and after the time the Participant is discharged from employment or service with the Company or any Affiliate for Cause.

19.12    Legends; Payment of Expenses

        The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon the grant or exercise of an Award and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its sole discretion, to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements under the Exchange Act, applicable state securities laws or other requirements, (b) implement the provisions of the Plan or any Agreement between the Company and the Participant with respect to such shares of Common Stock, (c) permit the Company to determine the occurrence of a "disqualifying disposition" as described in Section 421(b) of the Code of the shares of Common Stock transferred upon the exercise of an incentive stock option granted under the Plan or (d) as may be appropriate to continue an Award's exemption or compliance with Section 409A of the Code. The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the grant or exercise of the Award, as well as all fees and expenses incurred by the Company in connection with such issuance.

19.13    Repricing of Awards

        Notwithstanding any other provisions of this Plan, except for adjustments pursuant to Article XVI or to the extent approved by the Company's stockholders and consistent with the rules of any stock exchange

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on which the Company's securities are traded, this Plan does not permit (a) any decrease in the exercise or purchase price or base value of any outstanding Awards, (b) the issuance of any replacement Options, SARs or Other Stock-Based Awards in the nature of purchase rights which shall be deemed to occur if a Participant agrees to forfeit an existing Option, SAR or Other Stock-Based Award in the nature of purchase rights in exchange for a new Option, SAR or Other Stock-Based Award in the nature of purchase rights with a lower exercise or purchase price or base value, (c) the Company to repurchase underwater or out-of-the-money Options, SARs or Other Stock-Based Awards in the nature of purchase rights, which shall be deemed to be those Options, SARs or Other Stock-Based Awards in the nature of purchase rights with exercise or purchase prices or base values in excess of the current Fair Market Value of the shares of Common Stock underlying the Option, SAR or Other Stock-Based Award in the nature of purchase rights, (d) the issuance of any replacement or substitute Awards or the payment of cash in exchange for, or in substitution of, underwater or out-of-the-money Options, SARs or Other Stock-Based Awards in the nature of purchase rights, (e) the Company to repurchase any Award if the Award has not become exercisable, vested or payable prior to the repurchase or (f) any other action that is treated as a repricing under generally accepted accounting principles.

19.14    Right of Setoff

        The Company or an Affiliate may, to the extent permitted by applicable law, deduct from and setoff against any amounts the Company or Affiliate may owe the Participant from time to time, including amounts payable in connection with any Award, owed as wages, fringe benefits or other compensation owed to the Participant, such amounts as may be owed by the Participant to the Company or Affiliate, including but not limited to any amounts owed under the Plan, although the Participant shall remain liable for any part of the Participant's obligation not satisfied through such deduction and setoff. By accepting any Award granted hereunder, the Participant agrees to any deduction or setoff hereunder.

19.15    Fractional Shares

        No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereof shall be forfeited or otherwise eliminated.

ARTICLE XX
CLAIMS PROCEDURES

20.01    Initial Claim

        If a Participant has exercised an Option or SAR or if shares of Restricted Stock have become vested or Restricted Stock Units, Incentive Awards, Other Stock-Based Awards or Dividend Equivalents have become payable, and the Participant has not received the benefits to which the Participant believes he or she is entitled under such Award, then the Participant must submit a written claim for such benefits to the Committee within ninety (90) days of the date the Participant tried to exercise the Option or SAR, the date the Participant contends the Restricted Stock vested or the date the Participant contends the Restricted Stock Units, Incentive Awards, or Other Stock-Based Awards of Dividend Equivalents became payable or the claim will be forever barred.

20.02    Appeal of Claim

        If a claim of a Participant is wholly or partially denied, the Participant or his duly authorized representative may appeal the denial of the claim to the Committee. Such appeal must be made at any time within thirty (30) days after the Participant receives written notice from the Company of the denial of the claim. In connection therewith, the Participant or his duly authorized representative may request a review of the denied claim, may review pertinent documents and may submit issues and comments in

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writing. Upon receipt of an appeal, the Committee shall make a decision with respect to the appeal and, not later than sixty (60) days after receipt of such request for review, shall furnish the Participant with the decision on review in writing, including the specific reasons for the decision written in a manner calculated to be understood by the Participant, as well as specific references to the pertinent provisions of the Plan upon which the decision is based.

20.03    Time to File Suit

        The Committee has the discretionary and final authority under the Plan to determine the validity of a claim. Accordingly, any decision the Committee makes on a Participant's appeal will be administratively final. If a Participant disagrees with the Committee's final decision, the Participant may sue, but only after the claim on appeal has been denied. Any lawsuit must be filed within ninety (90) days of receipt of the Committee's final written denial of the Participant's claim or the claim will be forever barred.

ARTICLE XXI
AMENDMENT

21.01    Amendment of Plan

        The Board may amend or terminate this Plan at any time; provided, however, that no amendment to the Plan may materially adversely impair the rights of a Participant with respect to outstanding Awards without the Participant's consent. In addition, an amendment will be contingent on approval of the Company's stockholders, to the extent required by law or any tax or regulatory requirement applicable to the Plan or by the rules of any stock exchange on which the Company's securities are traded or if the amendment would (i) increase the benefits accruing to Participants under the Plan, including without limitation, any amendment to the Plan or any Agreement to permit a repricing of any outstanding Awards under Section 19.13, (ii) increase the aggregate number of shares of Common Stock that may be issued under the Plan, (iii) modify the requirements as to eligibility for participation in the Plan, or (iv) change the performance conditions set forth in Article XV of the Plan for Awards that intended to constitute "qualified performance-based compensation" within the meaning of Section 162(m) of the Code. Additionally, to the extent the Board deems necessary to continue to comply with the performance-based exception to the deduction limits of Code Section 162(m), the Board will resubmit the material terms of the performance conditions set forth in Article XV to the Company's stockholders for approval no later than the first stockholder meeting that occurs in the fifth (5th) year following the year in which the stockholders previously approved the performance objectives. Notwithstanding any other provision of the Plan, any termination of the Plan shall comply with the requirements of Code Section 409A with regard to any 409A Awards.

21.02    Amendment of Awards

        The Committee may amend any outstanding Awards to the extent it deems appropriate; provided, however, that no amendment to an outstanding Award may adversely impair the rights of a Participant without the Participant's consent.

ARTICLE XXII
SECTION 409A PROVISION

22.01    Intent of Awards

        It is intended that Awards that are granted under the Plan shall be exempt from treatment as "deferred compensation" subject to Section 409A of the Code unless otherwise specified by the Committee. Towards that end, all Awards under the Plan are intended to contain such terms as will qualify the Awards for an exemption from Section 409A of the Code unless otherwise specified by the Committee. The terms of the Plan and all Awards granted hereunder shall be construed consistent with the foregoing

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intent. Notwithstanding any other provision hereof, the Committee may amend any outstanding Award without Participant's consent if, as determined by the Committee, in its sole discretion, such amendment is required either to (a) confirm exemption under Section 409A of the Code, (b) comply with Section 409A of the Code or (c) prevent the Participant from being subject to any tax or penalty under Section 409A of the Code. Notwithstanding the foregoing, however, neither the Company nor any of its Affiliates nor the Committee shall be liable to a Participant or any other Person if an Award that is subject to Section 409A of the Code or the Participant or any other Person is otherwise subject to any additional tax, interest or penalty under Section 409A of the Code. Each Participant is solely responsible for the payment of any tax liability (including any taxes, penalties and interest that may arise under Section 409A of the Code) that may result from an Award.

22.02    409A Awards

        The Committee may grant Awards under the Plan that are intended to be 409A Awards that comply with Section 409A of the Code. The terms of such 409A Award, including any authority by the Company and the rights of the Participant with respect to such 409A Award, will be subject to such rules and limitations and shall be interpreted in a manner as to comply with Section 409A of the Code.

22.03    Election Requirements

        If a Participant is permitted to elect to defer an Award or any payment under an Award, such election shall be made in accordance with the requirements of Code Section 409A. Each initial deferral election (an "Initial Deferral Election") must be received by the Committee prior to the following dates or will have no effect whatsoever:

        (a)   Except as otherwise provided below, the December 31 immediately preceding the year in which the compensation is earned;

        (b)   With respect to any annual or long-term incentive pay which qualifies as "performance-based compensation" within the meaning of Code Section 409A, by the date six (6) months prior to the end of the performance measurement period applicable to such incentive pay provided such additional requirements set forth in Code Section 409A are met;

        (c)   With respect to "fiscal year compensation" as defined under Code Section 409A, by the last day of the Company's fiscal year immediately preceding the year in which the fiscal year compensation is earned; or

        (d)   With respect to mid-year Awards or other legally binding rights to a payment of compensation in a subsequent year that is subject to a forfeiture condition requiring the Participant's continued service for a period of at least twelve (12) months, on or before the thirtieth (30th) day following the grant of such Award, provided that the election is made at least twelve (12) months in advance of the earliest date at which the forfeiture condition could lapse.

        The Committee may, in its sole discretion, permit Participants to submit additional deferral elections in order to delay, but not to accelerate, a payment, or to change the form of payment of an amount of deferred compensation (a "Subsequent Deferral Election"), if, and only if, the following conditions are satisfied: (a) the Subsequent Deferral Election must not take effect until twelve (12) months after the date on which it is made, (b) in the case of a payment other than a payment attributable to the Participant's death, disability or an unforeseeable emergency (all within the meaning of Section 409A of the Code) the Subsequent Deferral Election further defers the payment for a period of not less than five (5) years from the date such payment would otherwise have been made and (c) the Subsequent Deferral Election is received by the Committee at least twelve (12) months prior to the date the payment would otherwise have been made. In addition, Participants may be further permitted to revise the form of payment they have elected, or the number of installments elected, provided that such revisions comply with the requirements of a Subsequent Deferral Election.

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22.04    Time of Payment

        The time and form of payment of a 409A Award shall be as set forth in an applicable Agreement. A 409A Award may only be paid in connection with a separation from service, a fixed time, death, disability, Change in Control or an unforeseeable emergency within the meaning of Section 409A of the Code. The time of distribution of the 409A Award must be fixed by reference to the specified payment event. Notwithstanding the foregoing, if the time of distribution of the 409A Award is not set forth in the applicable Agreement, then the time of distribution of the 409A Award shall be within two and one-half months of the end of the later of the calendar year or the fiscal year of the Company or Affiliate that employs the Participant in which the 409A Award becomes vested and no longer subject to a substantial risk of forfeiture within the meaning of Code Section 409A. For purposes of Code Section 409A, each installment payment will be treated as the entitlement to a single payment.

22.05    Acceleration or Deferral

        The Company shall have no authority to accelerate or delay or change the form of any distributions relating to 409A Awards except as permitted under Code Section 409A.

22.06    Distribution Requirements

        Any distribution of a 409A Award triggered by a Participant's termination of employment shall be made only at the time that the Participant has had a separation from service within the meaning of Code Section 409A. A separation from service shall occur where it is reasonably anticipated that no further services will be performed after that date or that the level of bona fide services the Participant will perform after that date (whether as an employee or independent contractor of the Company or an Affiliate) will permanently decrease to less than fifty percent (50%) of the average level of bona fide services performed over the immediately preceding thirty-six (36) month period. A Participant shall be considered to have continued employment and to not have a separation from service while on a leave of absence if the leave does not exceed six (6) consecutive months (twenty-nine (29) months for a disability leave of absence) or, if longer, so long as the Participant retains a right to reemployment with the Company or Affiliate under an applicable statute or by contract. For this purpose, a "disability leave of absence" is an absence due to any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than six (6) months, where such impairment causes the Participant to be unable to perform the duties of Participant's position of employment or a substantially similar position of employment. Continued services solely as a director of the Company or an Affiliate shall not prevent a separation from service from occurring by an employee as permitted by Section 409A of the Code.

22.07    Key Employee Rule

        Notwithstanding any other provision of the Plan, any distribution of a 409A Award that would be made upon a separation from service within six (6) months following the separation from service of a "specified employee" as defined under Code Section 409A and as determined under procedures adopted by the Board or its delegate shall instead occur on the first day of the seventh month following the separation from service (or upon the Participant's death, if earlier) to the extent required by Section 409A of the Code. In the case of installments, this delay shall not affect the timing of any installment otherwise payable after the requisite delay period.

22.08    Distributions Upon Vesting

        In the case of any Award providing for a distribution upon the lapse of a substantial risk of forfeiture, if the timing of such distribution is not otherwise specified in the Plan or the applicable Agreement, the distribution shall be made not later than two and one-half (2 1/2) months after the calendar year in which the risk of forfeiture lapsed.

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22.09    Scope and Application of this Provision

        For purposes of this Article XXII, references to a term or event (including any authority or right of the Company or a Participant) being "permitted" under Code Section 409A means that the term or event will not cause the Participant to be deemed to be in constructive receipt of compensation relating to the 409A Award prior to the distribution of cash, shares of Common Stock or other property or to be liable for payment of interest or a tax penalty under Code Section 409A.

ARTICLE XXIII
EFFECTIVE DATE OF PLAN

        The Plan is effective on the date of its adoption by the Board, contingent on the approval of the Plan by the Company's stockholders within twelve (12) months after such date. Awards, other than Restricted Stock or outright grants of shares on Common Stock, may be granted under this Plan on and after the effective date, provided that no Award shall become exercisable, vested, earned or payable unless the Company's stockholders approve the Plan within twelve (12) months after the Board's adoption of the Plan. Restricted Stock and outright grants of shares of Common Stock may only be granted after the Company's stockholders approve the Plan.

ARTICLE XXIV
DURATION OF PLAN

        No Award may be granted under this Plan on and after ten (10) years following the effective date of the Plan. Awards granted before that date shall remain valid in accordance with their terms.

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000115842_1 R1.0.0.11699 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Neale Attenborough 02 Yuval Braverman 03 David F. Dyer 04 Kenneth B. Gilman 05 Theo Killion 06 John B. Lowe, Jr. 07 Joshua Olshansky ZALE CORPORATION 901 WEST WALNUT HILL LANE IRVING, TX 75038 ATTN: INVESTOR RELATIONS VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time, on December 1, 2011. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time, on December 1, 2011. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2 To approve the Zale Corporation 2011 Omnibus Incentive Plan. 3 To approve a non-binding resolution on executive compensation. The Board of Directors recommends you vote 1 YEAR on the following proposal: 1 year 2 years 3 years Abstain 4 To approve a non-binding resolution on the frequency(every 1 year, 2 years or 3 years) of the non-binding vote on executive compensation. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 5 To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending July 31, 2012 and NOTE: In their discretion, the proxies are authorized to vote on such other matters as may properly come before the Annual meeting, including any adjournments or postponements therof. This proxy revokes all prior proxies with respect to the Annual Meeting and may be revoked prior to its exercise. No proposal above is conditioned on or related to any other proposal. Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

0000115842_2 R1.0.0.11699 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report to Shareholders and Form 10-K is/are available at www.proxyvote.com . ZALE CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS DECEMBER 2, 2011 The stockholder(s) hereby appoint(s) Theo Killion and Matthew W. Appel, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Zale Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., Central time on December 2, 2011, at the Company's principal principal office at 901 West Walnut Hill Lane, Irving Texas 75038-1003, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES LISTED ON THE REVERSE SIDE, FOR THE THE APPROVAL OF THE ZALE CORPORATION 2011 OMNIBUS PLAN, FOR THE APPROVAL OF A NON-BINDING RESOLUTION ON EXECUTIVE COMPENSATION, FOR THE APPROVAL OF A ONE-YEAR FREQUENCY OF THE NON-BINDING VOTE ON EXECUTIVE COMPENSATION, FOR THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS AND, IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES, ON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE CONTINUED AND TO BE SIGNED ON REVERSE SIDE